UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5782

Mercantile Funds, Inc.

(Exact name of registrant as specified in charter)

Two Hopkins Plaza Baltimore, MD	21201
(Address of principal executive offices)	(Zip code)

Bonnie C. Railey

Two Hopkins Plaza

Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 237-5223

Date of fiscal year end: May 31

Date of reporting period: November 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Mercantile Funds, Inc.

Shareholder Update and Semi-Annual Report

NOVEMBER 30, 2004

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus for the Funds which contain information concerning the Funds’ investment policies, expenses, ongoing fees, as well as other pertinent information. The prospectus should be read carefully before investing.

Shares of the Mercantile Funds, Inc. are not bank deposits or obligations of, or guaranteed, endorsed, or otherwise supported by Mercantile-Safe Deposit and Trust Company, its parent company or its affiliates, and such shares are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency. Investment in the Funds involves risk, including the possible loss of principal.

The Money Market Funds are neither insured nor guaranteed by the FDIC or any other government agency. Although the Money Market Funds strive to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Funds.

Yields will fluctuate as market conditions change. Past performance is not a guarantee of future results.

Mercantile Investment Services, Inc. serves as the Funds’ distributor.

In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation and their potential impact on the Fund’s investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Funds could be materially different from those projected, anticipated, or implied. The Fund’s have no obligation to update or revise forward-looking statements.

A Message from the President

Dear Shareholders:

We are pleased to present you with this semi-annual report for the Mercantile Funds, Inc., providing a detailed review of the markets, the portfolios, and our management strategies — all in an easy-to-read format. Also included are financial statements and a statement of net assets listing securities held as of November 30, 2004 for each of the Mercantile Funds.

We believe that by offering the opportunity to diversify your investments among a wide array of equity, taxable and tax-exempt fixed income, and money market mutual funds, Mercantile may help you and your adviser fulfill your individual asset allocation objectives.

On the following pages, each of the portfolio managers discusses the management of his or her Fund over the semi-annual period. The conversations highlight key factors influencing recent performance of the Funds. Before reviewing the performance of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the financial markets over the six-month period.

Economic Review

The U.S. economy recovered somewhat during the semi-annual period, although not at a steady pace. Quarterly real Gross Domestic Product (GDP) grew at a healthy 3.3% annualized rate for the second quarter of 2004 and 3.9% for the third quarter. However, this compares to an annualized GDP rate of 4.4% for the first quarter of 2004. Consumer spending continued to be solid, although in the summer of 2004, confidence faltered when energy prices began to soar and uncertainties about geopolitical conditions and the outcome of the U.S. presidential election heightened. Concerns over a soft labor market and somewhat elevated inflation also weighed on consumer sentiment. Federal Reserve Board Chairman Alan Greenspan made headlines speaking of what he called an economic “soft patch.” In the last six weeks or so of the period, consumers renewed their spending in response to more positive income and employment data. Auto sales were particularly strong. Capital expenditures, or business spending, improved as well.

In an effort to provide ongoing support to economic activity and maintain price stability, the Federal Reserve Board finally raised the targeted federal funds rate on June 30, 2004 by a quarter-percentage point, to 1.25%, after much anticipation by the financial markets. The Federal Reserve Board then increased the targeted federal funds rate at a measured pace of 25 basis points each three more times during the semi-annual period — in August, September and November. The Fed stated that its monetary policy remained accommodative, even after these actions. At the end of the semi-annual period, the targeted federal funds rate stood at 2.00%.

Equities

For the six months ended November 30, 2004, all broadly watched U.S. equity indices provided positive but somewhat restrained returns. Small-capitalization stocks showed the strongest relative performance, followed by mid-capitalization and then large-capitalization stocks. The market favored the value style over the growth style of investing across all capitalization sectors.

Similarly, the international equity markets were positive but fairly restrained for most of the semi-annual period, with small-cap international companies outperforming their larger-cap counterparts. The high price of oil triggered worries about inflation. Mixed economic activity in the U.S. and China raised doubts about global trade and corporate profits worldwide. The too-close-to-call U.S. presidential election added uncertainty to the international markets as well. Global interest rates were increased in several countries, including the U.K. and Australia. However, economic news from the Eurozone surprised on the weak side, and so the European Central Bank did not yet begin raising interest rates. Japan did not shift from its zero percent interest rate policy. Still, the international equity markets, bolstered by the ongoing weakness of the U.S. dollar, outperformed the U.S. equity markets. The emerging equity markets of Latin America and Asia performed particularly well.

Fixed Income

Overall, on a duration-adjusted basis, the spread sectors in the Lehman Aggregate Bond Index, i.e. the non-Treasury sectors of the fixed income market, outperformed U.S. Treasury securities for the six months ended

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

i

November 30, 2004. High yield corporate and emerging market bonds were the best performing fixed income sectors during the period. Corporate bonds performed well over the period, benefiting from solid profits and improved balance sheets. Mortgage-backed securities proved to be an attractive source of yield and benefited from relatively range-bound rates. Reduced issuance in the government agency market created favorable supply technicals despite negative headlines concerning accounting practices at Fannie Mae.

The U.S. Treasury yield curve flattened dramatically over the semi-annual period, with two-year Treasury yields rising 0.42% over the period to a level of 3.02%, and ten-year Treasury yields actually falling 0.35% to end the period at 4.36%. Contributing to the flattening of the yield curve, or the narrowing of the yield spread between short-term and long-term maturity bonds, was the widely-anticipated tightening of monetary policy as well as foreign purchases of U.S. Treasury securities. As economic data improved in the last six weeks or so of the period, the fixed income market across the yield curve sold off significantly.

The tax-exempt bond market overall outperformed the taxable bond market on a relative basis for the semi-annual period, despite the four interest rate hikes by the Federal Reserve Board.

Money Markets

The most significant factor affecting the money markets was the tightening policy, be it at a measured pace, of the Federal Reserve Board.

*  *  *

We thank you for being a part of the success of the Mercantile Funds. We value your confidence in us and look forward to continuing to serve your investment needs in the years ahead.

Best Regards,

Kevin A. McCreadie

President, Mercantile Funds, Inc.

President and Chief Investment Officer,

Mercantile Capital Advisors, Inc.

The views expressed in this commentary reflect those of the portfolio managers as of the date of this commentary. Any such views are subject to change at any time based on market or other conditions, and the Funds and the Funds’ Advisor disclaim any responsibility to update such views. These views may not be relied upon as investment advice, and because investment decisions for the Funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any Fund.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

PRIME MONEY MARKET FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

An interview with Kelley K. Brunssen, Joshua Kakel and Team, Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the semi-annual period?

We managed the Fund defensively over the six months ended November 30, 2004, keeping the Fund’s average maturity relatively short through most of the period in anticipation of interest rate hikes by the Federal Reserve Board (the Fed). As intended, we brought the Fund’s weighted average maturity from 45 days at the start of the period down to 33 days on November 30.

The Fed began to reverse its stance on monetary policy on June 30, 2004, increasing the targeted federal funds rate by 0.25%. The Fed then raised interest rates at a measured pace of 25 basis points each three more times during the semi-annual period — in August, September and November. This brought the targeted federal funds rate to 2.00% at the end of the period. Despite the fact that persistently high energy costs could result in the risk of higher inflation, the Fed maintained in its November statement that it believed that going forward its “policy accommodation can be removed at a pace that is likely to be measured.”

In this rising interest rate environment, we increased liquidity positions through investments in overnight securities in an effort to capture higher yields. We also bought floating rate notes and securities maturing around the dates of the Fed meetings, seeking to take advantage of each anticipated rate increase.

Would you give us more specific examples?

As always, we attempted to provide current income while maintaining a stable net asset value by investing in high quality securities with minimal credit risk. Throughout the semi-annual period, the Fund’s assets were invested in securities issued by the U.S. government and its agencies and instrumentalities as well as in high quality securities issued by U.S. and foreign corporations and banks. We particularly emphasized investments in asset-backed commercial paper during the period, as these instruments offered relatively higher yields. All securities purchased for the portfolio were rated A-1/P-1 or higher. These are first-tier securities, or generally those money-market instruments in the highest rating category. The Fund’s concentration on the highest-quality securities helped manage portfolio risk.

During the period, securities issued by government mortgage agency Federal National Mortgage Association, popularly known as Fannie Maes, faced what we believe to be temporary headline risk, as the soundness of its corporate management and accounting practices came under scrutiny. We took the fall-out of these investigations as an opportunity to purchase discount notes, including Fannie Maes, at an attractive price in an otherwise expensive market.

What strategies do you intend to pursue over the coming months?

We expect economic growth to continue to grow moderately, although its pace may well be dampened by stubbornly high energy costs. Still, according to the Fed’s November statement, “inflation and longer-term inflation expectations remain well contained.” Nevertheless, the federal funds futures market is already pricing in the probability of one more 25 basis point interest rate hike at the Fed’s December meeting, and we expect at least another 50 basis points of increases through the first half of 2005. Therefore, we expect to keep the Fund defensively postured and to position the Fund for a federal funds rate of at least 2.75% by the middle of 2005. We intend to maintain the portfolio’s average maturity around 35 days. Of course, we will continue to closely monitor economic data, Fed policy, and any shifts in the money market yield curve, as we strive to strategically navigate the anticipated higher interest rate environment.

Portfolio composition is subject to change at any time without notice.

Past performance does not guarantee future results. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

GOVERNMENT MONEY MARKET FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

An interview with Kelley K. Brunssen, Joshua Kakel and Team, Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the semi-annual period?

We managed the Fund defensively over the six months ended November 30, 2004, keeping the Fund’s average maturity relatively short through most of the period in anticipation of interest rate hikes by the Federal Reserve Board (the Fed). As intended, we brought the Fund’s weighted average maturity from 54 days at the start of the period down to 34 days on November 30.

The Fed began to reverse its stance on monetary policy on June 30, 2004, increasing the targeted federal funds rate by 0.25%. The Fed then raised interest rates at a measured pace of 25 basis points each three more times during the semi-annual period — in August, September and November. This brought the targeted federal funds rate to 2.00% at the end of the period. Despite the fact that persistently high energy costs could result in the risk of higher inflation, the Fed maintained in its November statement that it believed that going forward its “policy accommodation can be removed at a pace that is likely to be measured.”

In this rising interest rate environment, we increased liquidity positions through investments in overnight securities in an effort to capture higher yields. We also bought floating rate notes and securities maturing around the dates of the Fed meetings, seeking to take advantage of each anticipated rate increase.

Would you give us more specific examples?

As always, we attempted to provide current income while maintaining a stable net asset value by investing in U.S. government obligations. Throughout the semi-annual period, the Fund’s assets were invested in notes issued by the Federal National Mortgage Association (FNMA or Fannie Mae), Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), Federal Home Loan Bank (FHLB), and Federal Farm Credit Bureau (FFCB). During the period, FNMA faced what we believe to be temporary headline risk, as the soundness of its corporate management and accounting practices came under scrutiny. We took the fall-out of these investigations as an opportunity to purchase discount notes, especially Fannie Maes, and to increase the portfolio’s position in these securities at an attractive price in an otherwise expensive market. Also during the semi-annual period, the Student Loan Marketing Association (SLMA or Sallie Mae) stopped issuing the six-month floating securities in which the Fund had consistently invested. The Fund invested no more than 25% of its assets in any one Federal agency, which helped manage portfolio risk.

What strategies do you intend to pursue over the coming months?

We expect economic growth to continue to grow moderately, although its pace may well be dampened by stubbornly high energy costs. Still, according to the Fed’s November statement, “inflation and longer-term inflation expectations remain well contained.” Nevertheless, the federal funds futures market is already pricing in the probability of one more 25 basis point interest rate hike at the Fed’s December meeting, and we expect at least another 50 basis points of increases through the first half of 2005. Therefore, we expect to keep the Fund defensively postured and to position the Fund for a federal funds rate of at least 2.75% by the middle of 2005. We intend to maintain the portfolio’s average maturity around 35 days. Of course, we will continuously monitor economic data and our portfolio stance over the coming months. Whatever the markets or the economy may bring, the Fund will continue to seek a high level of current income as is consistent with liquidity and stability of principal.

Portfolio composition is subject to change at any time without notice.

Past performance does not guarantee future results. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

An interview with Ronald M. Shostek, Mark G. McGlone and Team, Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the semi-annual period?

We kept the Fund’s average maturity shorter than its benchmark and, at times, even below its historically usual 35 to 55 day band throughout the semi-annual period. This was due to the rolling down the curve and maturing of some longer-term notes as well as to the several interest rate increases by the Federal Reserve Board.

The Federal Reserve Board began the latest cycle of monetary policy tightening by increasing the targeted federal funds rate by 0.25% on June 30. At each subsequent meeting, the Federal Reserve Board hiked the rate by another 25 basis points, bringing the targeted federal funds rate to 2.00% at the end of the semi-annual period. Having stated that it will continue to move “at a pace that is likely to be measured,” the tax-exempt money markets have already priced in the probability of another 25 basis point increase in December and a targeted federal funds rate of 3.00% by mid-2005. As a result of these expectations, the short-term tax-exempt money market yield curve remained relatively steep. At the same time, there was some volatility within the market, as economic statistics shifted. For most of the semi-annual period, deflation concerns were replaced by some worry over creeping inflation. The economy grew at an average annualized rate of 3.5% through the second and third calendar quarters, despite the headwinds of choppy employment data, persistently high oil prices, multiple hurricanes, and the constant threat of terrorism in a presidential election year. It was a different story as recently as October 2004, when the market believed the Federal Reserve Board may pause at its November and/or December meeting, due to a “soft patch” in the economy. When the Federal Reserve Board stated at its November meeting that it believes its monetary policy remains accommodative and when manufacturing, retail sales, and durable goods orders all pointed to ongoing strong growth in the economy, the market adjusted its expectations once again.

Within the tax-free money market, note issuance declined during the semi-annual period. Improved budgetary situations along with the desire to shift from short-term issuance to longer-term bonds to lock in levels before yields move higher led state and local issuers to cut back or suspend issuance of Tax Anticipation Notes and Revenue Anticipation Notes. Issuance of floaters, or instruments with a variable interest rate, remained strong, however, for two reasons. First, issuers sought to take advantage of the still relatively steep yield curve. Second, leverage players, such as closed-end municipal bond funds and hedge funds, sought to use floaters to help them finance the purchase of longer-maturity bonds. Demand for floaters was also strong, as investors sought the ability to capture the expected increases in short-term yields. In all, then, the ratio of tax-exempt money market yields to comparable taxable securities tightened in the fall of 2004, moving back to more historical levels, as the demand for short-term securities increased. Credit ratings within the tax-exempt money market remained strong, as the fiscal standing of most issuers continued to improve as the economy strengthened.

Would you give us more specific examples?

As always, we attempted to provide current income free of federal income taxes while maintaining a stable net asset value by investing in high quality securities with minimal credit risk. Through much of the period, the portfolio’s structure was heavily tilted toward shorter- and intermediate-maturing or resetting securities. We added notes or bonds with longer maturities on an occasional basis to capture some benefit from the steepness of the tax-exempt money market yield curve and to keep the average maturity of the Fund from becoming too short. At the end of the period, the Fund was invested nearly 50% in daily and weekly floating securities in an effort to capture higher rates through the frequent resets of these securities’ yields. The Fund was invested approximately 33% in tax-exempt commercial paper and about 16% in general market bonds and notes. On November 30, 2004, the Fund’s average maturity stood at 31 days.

Throughout the period, all securities purchased for the portfolio were rated in one of the two highest categories by at least two nationally recognized statistical rating organizations, such as Standard & Poor’s or Moody’s Investors Services, or one such rating if only one organization has rated the security. If the security is not rated, we have determined that it is of comparable quality to eligible rated securities. The Fund’s concentration on the highest-quality securities helped manage portfolio risk.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

v

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

What strategies do you intend to pursue over the coming months?

We believe tax-exempt interest rates will continue to move higher in the months ahead, as the Federal Reserve Board raises the targeted federal funds rate at a “measured” pace. Solid job growth, inflation creeping higher, and a sound economy will likely, in our view, compel the Federal Reserve Board to move the targeted federal funds rate from its present 2.00% to at least 4.00% by the end of 2005, possibly closer to 5.00%. As a result, the tax-exempt money market yield curve will likely remain steep, as demand for variable rate demand bonds should stay high in a rising rate environment.

Given this view, we intend to keep the Fund’s average maturity shorter than the benchmark. Our expectation is for the Fund’s maturity range to be within a 30 to 40 day band moving forward. We anticipate maintaining the portfolio’s structure similar to its current position, buying few securities with a maturity of more than 180 days.

Portfolio composition is subject to change at any time without notice.

Past performance does not guarantee future results. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

Portfolio Highlights
On November 30, 2004, the Fund had net assets invested in a diversified portfolio of:
Financials	19.4%
Information Technology	16.6%
Consumer Discretionary	16.1%
Health Care	14.1%
Industrials	11.0%
Consumer Staples	10.2%
Energy	6.9%
Telecommunication	3.5%
Utilities	1.1%
Materials	0.5%
Other	0.4%
Cash	0.2%
100.0%

An interview with Manind V. Govil and Team, Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the semi-annual period?

The Fund invests predominantly in large-cap companies using both value- and growth-oriented investment disciplines. During the semi-annual period, we held firm to our time-tested approach in managing a diversified portfolio that represents companies we believe to possess key characteristics for above-market, long-term performance. The portfolio is concentrated in companies that we identify as having a sustainable competitive advantage. These are predominantly high quality companies with managements demonstrating industry leadership. These companies also have demonstrated consistent performance through stable earnings and dividend growth. In addition, we selectively invest in opportunistic situations. Among them are asset plays when market value is below tangible asset values as well as temporarily out of favor companies with depressed earnings but good prospects for near-term recovery.

For the six months ended November 30, 2004, the Fund’s absolute returns were driven primarily by stock selection. Twenty-nine stocks in the portfolio appreciated 10% or more over the reporting period. Only seven Fund holdings declined 10% or more over the semi-annual period.

On the other hand, the Fund’s emphasis on companies with sustainable competitive advantage, while helping the portfolio over the longer term, contributed to its underperformance relative to its benchmark index, the S&P 500® Index, for the six months ended November 30, 2004. Generally, commodity, energy and interest rate-sensitive companies outperformed the broad equity market during the semi-annual period. However, commodity and energy company stocks are primarily driven by global demand and supply considerations, and thus it is often difficult for these companies to achieve consistent or above-historically normal profits and competitive advantage over the long term. Absent any conviction on long-term supply/demand dynamics, we maintained underweighted positions in these sectors in the portfolio. The Fund’s underweighted position in utilities, a sector benefiting from low interest rates, also hurt its relative results.

Would you give us more specific examples?

The best performers in the Fund during the semi-annual period included graphics software company Adobe Systems, Internet retailer eBay, a hospital supply spin-off from Abbott named Hospira, telecommunications company Qualcomm, and financial ratings company Moody’s. The worst performers in the portfolio during the six months included financial services firm Marsh & McLennan, semiconductor bellwether Intel, pharmaceutical giant Pfizer, Internet retailer Amazon, and high-end jewelry retailer Tiffany.

During the six-month period, we shifted the portfolio from a neutral to an underweighted position in financials compared to the S&P 500® Index, based on our view that a narrowing of yield spreads would generally hurt companies in this sector should interest rates rise as expected in the months ahead. We increased the Fund’s weightings in consumer staples, health care, and telecommunications in an effort to take advantage of attractive valuations in these areas.

We made these allocation changes adhering to our strict buy and sell criteria. In buying stocks, we examined potential equity returns, with a focus on the long-term economics and future earnings potential of a business. For example, we established positions in Caterpillar, Ingersoll Rand, Illinois Tool Works and Coca-Cola based on improving fundamentals, reasonable valuations and possible benefit from a weak U.S. dollar. We purchased Cisco Systems, a communications company benefiting from a rise in global telecommunications-related spending.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

We trimmed or sold a stock to manage portfolio risk, if there was a deterioration in a company’s fundamentals, or because we felt its valuation fully reflected the economics of its business. We eliminated the Fund’s holdings in Guidant, PepsiCo, Costco and Emerson Electric because the target price we had established for each had been reached. We deleted Fair Isaac and Northrop Grumman from the portfolio based on what we believed to be deteriorating fundamentals. We sold the Fund’s positions in General Electric and DirecTV based on their excessive valuations.

As of November 30, 2004, the Fund held modestly overweighted positions in consumer discretionary, consumer staples and health care; substantially underweighted positions in materials and utilities; and a modestly underweighted position in energy.

What strategies do you intend to pursue over the coming months?

Going forward, we expect to maintain or increase the Fund’s exposure to companies with consistent and sustainable growth expectations for earnings and dividends. We would also look to increase the Fund’s allocation to companies with substantial business outside the U.S., given our view that the U.S. dollar will likely continue to weaken. As the value of the U.S. dollar declines, the currency value of foreign investments typically improves and vice versa. Whatever the markets or economy may bring, we remain committed to our rigorous portfolio strategy and our consistent implementation of risk management and valuation principles.

Portfolio composition is subject to change at any time without notice.

Past performance does not guarantee future results. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

EQUITY INCOME FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

Portfolio Highlights
On November 30, 2004, the Fund had net assets invested in a diversified portfolio of:
Financials	24.6%
Energy	13.6%
Consumer Staples	10.3%
Industrials	10.0%
Health Care	8.8%
Information Technology	7.6%
Telecommunication	6.6%
Consumer Discretionary	5.7%
Materials	5.7%
Utilities	4.0%
Cash	2.7%
Other	0.4%
100.0%

An interview with George S. Michaels and Team, Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the semi-annual period?

We managed the Fund utilizing our time-tested, value-oriented, yield tilt investment approach. This means that the overall portfolio has a price/earnings ratio lower than the S&P 500® Index and a dividend yield higher than the S&P 500® Index. The overall portfolio has a price/earnings ratio and a dividend yield that is generally in line with that of the Russell 1000® Value Index. Valuation on a stock by stock basis is the primary driver of portfolio decisions.

The Fund outperformed the S&P 500® Index for the semi-annual period ended November 30, 2004. However, our management style of investing in large-capitalization stocks with an emphasis on companies that have a well above-average dividend yield and below-average price/earnings ratio detracted from the Fund’s return relative to the Russell 1000® Value Index, as mid- to small-cap stocks outperformed their larger-cap counterparts.

Compared to the Russell 1000® Value Index, the Fund’s underweighted position in financials was a significant positive contributor to the Fund’s performance. On the other hand, an overweighted position in health care and poor stock selection in consumer staples detracted from relative results. The continued growth of the economy benefited the Fund’s positions in materials and industrials. However, we reduced the portfolio’s exposure to industrials to an underweighted position during the period, as several stocks had reached the target prices we had set for them.

Would you give us more specific examples?

For the semi-annual period, most of the Fund’s best performers were in the energy and financials sectors. Energy stocks benefited from persistently high oil prices. Financials, especially real estate investment trusts, benefited in part from a sharp increase in valuations for the underlying assets driven by still historically low interest rates. Strong performers for the Fund in these sectors included Halliburton, Chevron-Texaco, ExxonMobil, Archstone-Smith Trust, T. Rowe Price, and Simon Property Group. Other strong performers for the Fund during the six months included Nokia in information technology, Verizon in telecommunications, Duke Energy in utilities, and Caterpillar in industrials.

Holdings that detracted from the Fund’s relative performance during the semi-annual period resided primarily in the consumer and health care sectors. In the consumer discretionary and consumer staples sectors, Viacom, Anheuser Busch, Gannett, Wal-Mart, Coca-Cola, and General Motors disappointed. In health care, the pharmaceutical companies performed most poorly, including Pfizer, Eli Lilly, and Merck. Information technology bellwether Intel also saw its share price decline during the period.

Based on our strict buy and sell criteria, we made several transactions over the semi-annual period. We established new positions in companies across the sector spectrum. For example, we bought materials company Alcoa based on our view that strong demand for aluminum should exceed supply through at least 2005 and that aluminum prices should subsequently move slowly higher. We bolstered the Fund’s position in the financials sector by initiating positions in MBNA, the premier consumer finance company and credit card leader, Morgan Stanley, the financial services giant, and J.P. Morgan Chase, which is under new management. We also established new positions during the period in Nokia, Coca-Cola, and Bellsouth. We eliminated existing positions either because they had met established price targets, had become relatively overvalued, or had deteriorating fundamentals. We sold the Fund’s positions in Worthington Industries, American International Group, Fair Isaac, Hospira, Carnival Cruise, St. Paul Travelers, Marsh & McLennan, and Intuit.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

EQUITY INCOME FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

At the end of the reporting period, the Fund was overweighted in energy, consumer staples, telecommunications, materials, information technology, and health care relative to the Russell 1000® Value Index. Conversely, the Fund was underweighted financials, consumer discretionary, utilities, and industrials.

What strategies do you intend to pursue over the coming months?

Going forward, we believe the stock market overall should benefit from the fact that the uncertainties of the U.S. presidential election are behind us. Also, the economy continues to realize strong recovery. However, comparisons for the economy and for corporate profits over the next year will be measured against strong 2004 gains and, therefore, may be disappointing to investors. In addition, continued tightening of monetary policy by the Federal Reserve Board will probably put upward pressure on interest rates. Furthermore, while we believe oil prices may have peaked, the risks associated with Iraq and possible terrorist attacks remain concerns and could further contribute to stock price volatility over the coming months.

Portfolio composition is subject to change at any time without notice.

Past performance does not guarantee future results. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

x

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

Portfolio Highlights
On November 30, 2004, the Fund had net assets invested in a diversified portfolio of:
Information Technology	25.8%
Health Care	19.4%
Consumer Discretionary	17.9%
Financials	11.5%
Consumer Staples	10.8%
Industrials	8.3%
Telecommunication	3.1%
Cash	1.7%
Energy	0.5%
Other	0.5%
Materials	0.5%
100.0%

An interview with Kevin A. McCreadie, Kevin C. Laake, and Team, Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the semi-annual period?

The Fund seeks to invest in companies with above average earnings growth prospects that are trading at a reasonable price. Often these companies will have demonstrated consistent growth or a sustainable competitive advantage in their industry. Stock selection is driven by our bottom-up fundamental approach to company analysis, and sector allocations tend to be a result of our stock selection with the overall intention of not deviating significantly from our benchmark index. Thus, our macroeconomic outlook has a minimal impact but does not drive our stock selection process.

That said, the stock market was affected by high oil prices, mixed jobs data, rising interest rates, and election outcome concerns over the semi-annual period ended November 30, 2004. Growth-oriented stocks experienced a particularly difficult summer but rebounded in the early months of the fourth calendar quarter as oil prices came down somewhat and the uncertainty surrounding the U.S. general elections was removed. Technology stocks led the way in this late-period rally.

For the six months ended November 30, 2004, the Fund outperformed its benchmark, the Russell 1000® Growth Index, due to effective stock selection and sector allocation.

Would you give us more specific examples?

Positive contributors to the Fund’s performance for the semi-annual period included consumer discretionary company Cheesecake Factory, industrial company United Technologies, and financials rating agency Moody’s. Cheesecake Factory benefited from better than expected same store sales comparisons and a pullback in food prices. United Technologies saw its share price rise with a late cycle recovery in industrials and its own strong positions in aerospace and defense. Moody’s benefited from lower than expected interest rates and continued strong bond issuance.

While the Fund does not seek major sector themes, overweighted positions in consumer discretionary and telecommunications also benefited the Fund during the period. We continued to find attractive buying opportunities in the strongly-performing consumer discretionary sector. Consumer spending remained robust, as oil prices backed off recent highs and interest rates, while being gradually increased by the Federal Reserve Board, still remained historically low. New names added during the period included Disney, eBay, and Amazon.com. Telecommunications stocks’ strong performance was due primarily to better than expected subscriber growth in the wireless industry. The Fund’s underweighted position in healthcare also contributed positively to its relative results, as many large-cap pharmaceutical companies continue to be impacted by patent concerns, regulatory challenges, and legal risks.

In industrials, we initiated Fund positions during the period in Illinois Tool Works, Tyco, and Ingersoll Rand, each of which offered better secular earnings growth and a more favorable valuation, in our view, than General Electric, which we eliminated from the portfolio. In financials, the Fund purchased Legg Mason and Instinet. Legg Mason benefited during the period from strong asset inflows, while Instinet is a leader in a secular shift to lower cost electronic equity trading platforms. Equally important, we eliminated Citigroup and Marsh & McLennan from the portfolio. We sold Citigroup, as both Legg Mason and Instinet offered better earnings growth and similar exposure to capital markets. We sold Marsh & McLennan during the summer on concerns of a weak pricing environment in its core insurance business. Fortunately, this was prior to the New York Attorney General’s allegations about the company and the dramatic sell-off in its shares.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

Detractors from the Fund’s relative performance included consumer discretionary company Tiffany. While high-end consumer spending remained strong, Tiffany struggled to turn around its Japanese operations. Health care company Cephalon also saw its share price decline, as the market was disappointed by the Federal Trade Commission’s requirements for the company’s acquisition of Sima, another biotechnology company. However, we continued to view the merger as a positive for the company. Another poor performer for the Fund during the semi-annual period was information technology company Fair Isaac. Its share price fell upon management’s reduced 2004 corporate earnings guidance based on lower software license sales. We eliminated Fair Isaac from the Fund’s portfolio due to our concerns about the potential impact of bank consolidation and new competition in the broader industry marketplace.

At the end of the period, the Fund held overweighted positions in consumer discretionary, telecommunications, and financials and underweighted positions in healthcare, consumer staples, and energy.

What strategies do you intend to pursue over the coming months?

We expect moderate economic growth heading into 2005, driven by both a continuation of the job recovery and enhanced capital spending by the business sector. We intend to maintain our focus on high quality large-cap companies that possess a sustainable competitive advantage and above average earnings growth over the long term.

Portfolio composition is subject to change at any time without notice.

Past performance does not guarantee future results. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

Portfolio Highlights
On November 30, 2004, the Fund had net assets invested in a diversified portfolio of:
Consumer Discretionary	22.9%
Financial Services	17.8%
Technology	15.1%
Health Care	14.4%
Materials & Processing	9.2%
Energy	4.9%
Autos & Transportation	4.2%
Producer Durables	3.6%
U.S. Government Bonds	3.1%
Utilities	1.8%
Consumer Staples	1.3%
Management Consulting Services	1.2%
Exchange Traded Funds	0.8%
Other	-0.3%
100.0%

An interview with Gerald S. Frey, Christopher S. Beck and Teams, Delaware Management Company

Portfolio Managers

How did you manage the Fund during the semi-annual period?

G. Frey: The Fund uses a blended investment strategy that utilizes both a growth and value investment style, and each is managed by a separate team of managers and analysts. My team and I manage the growth-oriented portion of the portfolio. We use a bottom-up process that seeks to identify small companies with high expected growth and revenues that are believed to be leaders, or are expected to become leaders, in their respective market niches. During the semi-annual period ended November 30, 2004, stocks vacillated. The early part of the period was marked by concern that high energy prices would dampen the economic rebound. A strong rally in October and November pushed stocks higher enough to finish in positive territory for the six-month period overall. Small-capitalization stocks, as measured by the Russell 2000® Index, significantly outperformed their large-cap counterparts, but within the small-cap sector, growth stocks lagged value stocks for the six months.

While our portion of the Fund produced positive absolute returns, it lagged the Russell 2000® Index on a relative basis, primarily due to an underweighted position in energy, which was the best performing sector for the semi-annual period. The relatively flat performance of health care, technology and consumer non-durables also detracted from Fund performance, as these sectors comprised more than half of our portion of the portfolio. Stock selection produced mixed results for the period.

C. Beck: In managing the value investment style of the Fund’s blended investment strategy, we seek to identify small companies whose stock prices appear low relative to their underlying value or future earnings potential. As my colleague indicated, the six months ended November 30, 2004 were strong for small-cap value equities. The strength was led by energy, followed by economically-sensitive sectors including basic industries, transportation, and capital spending. The weakest sectors included those more dependent on consumer spending, including consumer cyclicals and consumer services as well as some of the more defensive areas such as health care and utilities.

Our portion of the portfolio produced strong absolute returns and outperformed the Russell 2000® Index as well. This performance was driven primarily by an emphasis on economically-sensitive areas. We had positioned our portion of the Fund for positive Gross Domestic Product growth and earnings growth and restrained inflation. Also, while interest rates were on the rise, they were increasing from historically low levels. Perhaps most impressive about both small-cap value equity returns in general and our portfolio returns in particular was that they occurred in an environment of persistently high energy prices, political uncertainty, and ongoing threats of terrorism. From a sector perspective, capital spending, consumer staples, business services, and utilities provided strong relative performance. An overweighted position in technology and an underweighted position in Real Estate Investment Trust (REITs) detracted from our portion of the portfolio’s relative performance.

Would you give us more specific examples?

G. Frey: Among individual holdings, semiconductor equipment company Tessera Technologies was the best performing stock in our portion of the portfolio. Its share price rose significantly as a result of its settling a patent infringement suit. Retailer Urban Outfitters also performed well, as it continued to deliver strong earnings and sales growth. On the other hand, Align Technology, a dental supply and equipment manufacturer, was the biggest negative contributor to our portion of the portfolio’s semi-annual performance. The company, whose major

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

product is the Invisalign System, tempered its growth expectations during the period. Cable television company Mediacom Communications also detracted from Fund results, based on disappointing subscriber growth during the six months.

C. Beck: Several equities in our portion of the portfolio had outstanding six-month performance. Westlake Chemical, a commodity chemical producer that went public during the summer, saw its share price soar as its earnings are expected to increase dramatically during the next two years. Another strong performer was Walter Industries, a coal and pipe producer that is also expected to generate significant earnings growth over the next two years. Of course, there were also disappointments. Ann Taylor Stores’ stock fell, as the acceptance of its autumn collection fell short of initial expectations. Tetra Tech, an environmental consulting and engineering firm, also performed poorly. We elected to sell the portfolio’s holding in this stock, as we believed that a significant improvement in operations has been delayed due to unfavorable contracts.

What strategies do you intend to pursue over the coming months?

G. Frey: We feel that stocks will remain within a fairly narrow trading range over the next few months, although the potential always exists for unforeseen events to have a broad impact on overall stock returns. In this environment, we expect individual company earnings to be the primary determinant of future stock price performance. Thus, we intend to remain committed to finding and holding those companies with solid competitive advantages that we believe should be able to deliver strong earnings and sales growth going forward.

C. Beck: Our portion of the Fund has been positioned for economic growth for several years. The current posture of the Federal Reserve Board along with favorable inflation data indicates that we will likely maintain this focus over the coming months. At the same time, we expect to aggressively shift allocations to more defensive sectors if the Federal Reserve Board is forced to meaningfully increase interest rates more vigorously than anticipated or if there were to be an unexpected slowdown in corporate profits. Otherwise we expect to undergo a gradual shift in portfolio assets away from the overweighted positions in economically-sensitive areas. As always, we intend to maintain a focus on companies with the ability to generate sustainable and consistent free cash flow.

The Mercantile Capital Opportunities Fund could fluctuate in price more than most funds, due to the volatile nature of both the technology sector and stocks of smaller companies. In addition, the Fund participates heavily in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently are attributable to its investment in IPOs.

Portfolio composition is subject to change at any time without notice.

Past performance does not guarantee future results. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

Portfolio Highlights
On November 30, 2004, the Fund had net assets invested in these top 10 countries:
United Kingdom	24.9%
Japan	15.5%
France	9.0%
Switzerland	8.5%
Germany	6.9%
Netherlands	6.8%
Italy	4.6%
Sweden	2.5%
Spain	1.7%
Australia	1.6%
82.0%

An interview with: Dominic Caldecott and Team, Morgan Stanley Investment Management Limited

Richard Pell, Rudolph-Riad Younes and Team, Julius Baer Investment Management LLC

Portfolio Managers

How did you manage your portion of the Fund during the semi-annual period?

Morgan Stanley: We consistently applied our disciplined, bottom-up, value-driven approach. Our strategy is to look for quality companies whose stock prices appear low relative to their long-term intrinsic value. Our approach is stock specific and predominantly qualitative, concentrating on rigorous fundamental analysis. The resulting country and sector weights are a by-product of the stock selection process.

While producing strong absolute returns, our portion of the Fund underperformed its benchmark index on a relative basis for the six months ended November 30, 2004. For the six months overall, strong stock selection in telecommunications, health care and consumer staples helped the Fund’s relative results, but poor stock selection in utilities, consumer discretionary and industrials detracted. Interestingly, investor sentiment shifted over the semi-annual period and the main drivers behind portfolio performance changed as well.

During the first half of the semi-annual period, strong stock selection in the consumer discretionary and health care sectors benefited the Fund’s relative performance. The portfolio’s more defensive Japanese technology stocks also performed relatively better than the sector overall. However, these positives were not enough to offset the negative effect of the Fund’s significantly overweighted position in the poorly performing consumer staples sector, which detracted most from relative performance. Stock selection within telecommunications also hurt relative results as did the Fund’s holdings in the cheaper but underperforming Japanese utilities. During the second half of the reporting period, the portfolio’s significant exposure to the telecommunications sector finally began to pay off. Third calendar quarter results generally confirmed that the telecommunications sector’s free cash flow generation remains intact and profitability remains relatively immune to the impact of rising raw materials and energy prices. The Fund also benefited during these months from its tobacco and spirits holdings and from strong stock selection in health care and materials. On the other hand, an underweighted position in financials and poor relative stock selection in the portfolio’s predominantly Japanese technology holdings and in the consumer discretionary sector dragged relative results down.

Julius Baer: We believe a diversified core portfolio driven by dynamic sector and company fundamental analysis is key to delivering consistently superior risk-adjusted long-term performance in the international equity markets. We use a multi-cap approach, with a bias toward larger capitalization companies. We focus on the developed markets, employing an opportunistic approach to the emerging equities markets.

For the six months ended November 30, 2004, our portion of the Fund modestly outperformed the MSCI All-Country World Free ex-U.S. Index. From a country perspective, overweighted positions in the emerging markets of Europe — specifically, investments in Turkey, Hungary, Czech Republic, and Poland — benefited the Fund’s relative performance. Austria was also a positive contributor, as many companies in this market have been beneficiaries of the growth within Eastern Europe. From a sector perspective, positions in financial services were positive contributors. However, this was due largely to allocations to Eastern European companies, many of which are involved in financial services. Also, the Fund’s underweighted position and stock selection in information technology boosted relative results.

Of course, there were disappointments as well. Due to the strength in resource-oriented companies over the period, the Fund’s underweighted positions in the Australian, Canadian, and South African markets detracted

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

from relative results. The portfolio’s exposure to the poorly performing Russian market was also a negative contributor. The Fund’s allocation to cash amid a strong equity market environment hurt as well. Looking at sectors, an underweighted position in materials, which demonstrated strong results amid continued strong demand from China, detracted from the Fund’s returns. So, too, did an overweighted position and stock selection in consumer staples.

Would you give us more specific examples?

Morgan Stanley: Within the consumer staples sector, where the Fund had a significantly overweighted position, the best performing stocks for the portfolio were Imperial Tobacco, Allied Domecq, and British American Tobacco. The worst performing stock was Unilever. Following profit warnings from a number of consumer staples companies during the semi-annual period, much was written about the end of branded consumer goods, as consumer preferences shift in favor of cheaper, store-labeled, non-branded products. We believe this assessment to be overly simplistic and dramatic. In our view, the recent profits warnings have been largely confined to the food and household goods manufacturers rather than being generic to the entire branded products industry and have been more pronounced where companies have specific weaknesses. Volume and price trends for the branded spirits and cosmetic companies, for instance, remained highly favorable, particularly in the U.S. market, with strong evidence of consumers trading up to premium brands. The tobacco manufacturers, with their own unique set of challenges, also continued to perform well, particularly those in the discount brand segment. Overall, the economic and free cash flow generation characteristics of the sector remain highly favorable in our view, and strong brand names remain one of the few assets that cannot be easily replicated simply. Thus, we are still comfortable with the portfolio’s overweighted position in this sector.

We also believe that the telecommunications sector continues to provide a compelling risk/reward tradeoff. We are convinced that the sector’s massive free cash flow is sustainable and that a growing proportion of the cash will find its way back to shareholders now that the balance sheet repair job is complete. The sector has the added attraction of being relatively immune to rising energy and raw material prices, a weakening U.S. dollar, and any slowdown in the U.S. and Chinese economies. Although the sector has had some recent strong performance, we believe the sector remains significantly undervalued on an absolute basis and has considerable relative upside as well.

Julius Baer: Four of the top five performance contributors were companies within the emerging European markets, including Austria. Specifically, Hungary’s OTP Bank, the Czech Republic’s Komercni Banka, Turkey’s Turkiye Is Bankasi, and Austria’s Bank Austria Creditanstalt led the list over the semi-annual period. BP Amoco of the United Kingdom also made the top five list for the period amid strength in the energy sector generally. The worst performing equities for the semi-annual period included Japan’s Nomura Holdings, Russia’s Yukos Corp., Japan’s Tokyo Broadcast, the United Kingdom’s AstraZeneca, and Japan’s Seiyu.

What strategies do you intend to pursue over the coming months?

Morgan Stanley: U.S. authorities seem relaxed about an orderly fall in the U.S. dollar, and so far, European and Asian equity markets have acted in a benign fashion to the U.S. dollar weakness and to deterioration in leading economic indicators as well. However, in our view, it will not be long before foreign analysts begin to revise earnings estimates for 2005 and 2006. We believe most at risk are exporters with U.S. dollar transactional exposure, including auto, chemical, and other industrial manufacturers. While many of these companies have hedged U.S. dollar exposure for the next year or so, the prospect of a material loss of competitiveness lies ahead. Companies with significant revenues and costs in U.S. dollars, such as consumer staples, pharmaceuticals, and many of the building materials companies, should see no real economic impact but nonetheless reported earnings growth may be materially curtailed when reported in their local currency. We believe those sectors relatively non-U.S. dollar-sensitive are telecommunications, utilities, retail and financials. In our view, telecommunications still offers the best combination of value and immunity to slowing house prices and consumer expenditures. We therefore remain comfortable with our portion of the Fund’s overweighted position in telecommunications and its underweighted exposure to financials. The economic and free cash flow generation characteristics of consumer staples remains favorable and supports the Fund’s continued overweighted position in this sector going forward.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

Julius Baer: Going forward, we are comfortable with the Fund’s underweighted position in Japan. With the rise in oil prices, Japan’s growth picture appears to be challenged in our view. Indeed, concerns that high energy prices may crimp growth and negatively impact corporate earnings created a headwind for Japanese stocks during the period.

Elsewhere in Asia, we acknowledge that Chinese growth will be a force for decades to come. However, we believe the recent investment boom in China is not sustainable and inevitably much of this investment will have been in uneconomic ventures. Non-performing loans in the Chinese banking system remain high. Despite some modest attempts by Chinese authorities to slow economic growth, any resultant slowdown is difficult to time. In the meantime, China requires a huge upswing in the movement of goods around the world — raw materials and capital goods flowing into China and China’s export goods flowing out. Our portion of the Fund remains an investor in ports, shipping companies, and airports as part of our investment in the global infrastructure to support booming trade. But the Fund’s underweighted position in basic materials seems appropriate given risks of a short-term slowdown in China.

Our favored area geographically remains Eastern Europe, as we see this region as the growth engine for the rest of Europe. We also find valuations more compelling in these markets than in the developed markets and believe Eastern European equity returns should be strong in the run-up to eventual adoption of the euro expected later this decade. We are particularly optimistic about Turkey. On October 6, 2004, Turkey was notified that the European Commission recommended opening European Union entry discussions with a final decision on whether or not these membership discussions will actually take place to be made on December 17, 2004. While the potential start of European Union negotiations provides support for the Fund’s investments in this market, we are also optimistic that membership in the European Union provides incentive for Turkey to continue on its path toward genuine political and economic structural reform as well.

Within the developed markets of Europe, we continue to have a more defensive bias from a sector perspective. We believe that during the next six to 12 months, the consumer sector may weaken. We also maintain our preference for underweighting the information technology sector from a valuation perspective as well as on concerns about the quality of earnings. However, we remain positive on oil stocks given what we believe will be stubbornly high oil prices. We are also constructive on select utilities, particularly in the U.K., Germany, and Scandinavia where we anticipate rising electricity prices going forward. Within telecommunications, we remain positive about the wireless sector, which continues to generate free cash flow. Finally, we are optimistic about the banking sector in Scandinavia.

International investing is subject to certain risks, such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and/or differences in auditing and other financial standards.

Portfolio composition is subject to change at any time without notice.

Past performance does not guarantee future results. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

Portfolio Highlights
On November 30, 2004, the Fund had net assets invested in a portfolio of Real Estate Investment Trusts of:
Retail	28.1%
Apartments	14.7%
Office Properties	13.8%
Other	7.7%
Diversified	7.3%
Warehouse/Industrial	6.8%
Hotel	6.8%
Health Care	5.7%
Cash	4.0%
Storage	3.1%
Mortgage	2.0%
100.0%

An interview with Robert Law, David Ferguson and Team, Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the semi-annual period?

Our objective is to provide current income and long-term capital growth through investments in a diversified portfolio of real estate companies, primarily Real Estate Investment Trusts (REITs). We seek to minimize issue-specific risk by limiting the maximum investment in any one security to 5% of net assets and by generally holding between 45 and 60 names. We also seek to diversify the portfolio by sector and by geography. Our long-standing security selection strategy is to look for companies with experienced management teams, a history of superior performance, and a well-defined business plan. We are particularly interested in finding companies with the ability to grow their dividends at an above-average rate.

Following a six-week correction sparked by higher interest rates that ended mid-May 2004, share prices of REITs experienced a sharp and steady rally during the six months ended November 30. Indeed, the NAREIT Equity REIT Index produced a total return of 22.42% for the semi-annual period. The REIT sector benefited from a general downward trend in interest rates. However, REITs’ performance remained strong even after interest rates bottomed in late October and began to move higher. REIT values were further supported by the sharp increase in valuations for the underlying real estate assets driven by still historically low interest rates and increased investment interest in the asset class. As an attractive income alternative, REITs benefited from significant cash flows into the sector from investors seeking yield opportunities.

The Fund modestly underperformed its benchmark, the NAREIT Equity REIT Index, for the six months ended November 30, 2004 primarily due to one issue-specific dynamic. In August 2004, General Growth Properties announced its acquisition of Rouse Company at a 30% premium. Since Rouse Company represented approximately 3% of the total Index, the transaction added rather significantly to the Index’s performance. However, Rouse Company was not owned by the Fund at the time, while General Growth Properties, a top-ten holding of the Fund, saw its share price decline approximately 10% following the deal announcement. Several other major acquisitions helped to drive REIT performance higher, while cash flows into the larger and more liquid names remained strong. The Fund benefited from its emphasis during the period on larger-capitalization names. Sector allocation and security selection produced mixed results for the Fund during the six months.

Would you give us more specific examples?

The best performing sub-sectors within the REIT sector for the semi-annual period were retail, diversified, and residential. The worst performing sub-sectors were self-storage, office/industrial, and health care. The Fund’s performance was helped through much of the period by its overweighted position in retail REITs and its underweighted position in office/industrial REITs compared to the NAREIT Equity REIT Index. However, its underweighted position in residential and slightly overweighted position in health care detracted from Fund performance.

From an individual security perspective, the best performing holding in the Fund was Mills Corporation. We first added this retail REIT to the Fund during May 2004, as we took advantage of the sell-off in REITs to add attractive securities to the portfolio that had previously been too expensive. Other solid performers for the Fund during the semi-annual period included diversified REIT Vornado Realty Trust and retail REIT Macerich, both long-time top-ten holdings for the Fund. Detractors from Fund performance during the period included apartment REIT Home Properties of New York and diversified REIT Duke-Weeks Realty. While both of these companies were solid performers over the longer term, we believe they currently have less dramatic near-term growth opportunities.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

Thus, we slightly reduced the Fund’s positions in Home Properties, but maintained a position because its stock continued to be less expensive relative to its residential peers and, in our view, may have less downside risk. We actually added to the Fund’s position in Duke Realty based on our belief that its low leverage and attractive valuation position the stock well to outperform going forward.

At the end of the semi-annual period, the Fund’s ten largest holdings were in retail REITs Simon Property Group, General Growth Properties, Macerich, Developers Diversified Realty, and Kimco Realty; hotel real estate operating company Starwood Hotels & Resorts; diversified REIT Vornado Realty Trust; apartment REIT Archstone-Smith Trust; industrial REIT Prologis Trust; and other REIT Istar Financial.

What strategies do you intend to pursue over the coming months?

The Federal Reserve Board raised interest rates four times during the semi-annual period, and we believe it will continue to do so well into 2005. Thus, during the semi-annual period, we sought to position the Fund’s portfolio accordingly. For example, we opportunistically added to larger-capitalization REITs with attractive earnings and dividend growth potential. While these names often have comparatively lower current dividend yields, their ability to show significant dividend increases should help to mitigate the negative effect of higher interest rates on REIT valuations in the months ahead. We also increased the Fund’s exposure to lodging REITs, including the establishment of a position in Hilton Hotels. We believe lodging stocks should continue to benefit both from an improving economy and from limited supply growth. Lodging stocks have the added plus of not being yield sensitive if interest rates rise as expected.

The rise in REIT share prices over the semi-annual period combined with higher interest rates has reduced the yield spread of REITs over 10-year Treasury yields to a six-year low. While we expect REITs to continue to hold up well if expectations for long-term Treasury rate increases remain moderate, we also feel that the current valuation risk has increased due to the historically low yield spread. Thus, we anticipate making only minor changes to the portfolio in the months ahead to take advantage of any relative valuation opportunities. We plan to continue to pursue a strategy of diversifying by property type, geography, and company with an emphasis on stable or improving fundamentals.

Although the Diversified Real Estate Fund will not invest in real estate directly, it is subject to the same risks that are associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry.

Portfolio composition is subject to change at any time without notice.

Past performance does not guarantee future results. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

LOW DURATION BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

Portfolio Highlights
On November 30, 2004, the Fund had net assets invested in a diversified portfolio of:
Agency Obligations	36.7%
Domestic Corporate Bonds	35.1%
U.S. Treasury Obligations	23.1%
Foreign Bonds	2.6%
Cash	1.9%
Other	0.6%
100.0%

An interview with Brian Gevry, Deborah Winch and Team, Boyd Watterson Asset Management, LLC

Portfolio Managers

How did you manage the Fund during the semi-annual period?

Our management strategy is to concentrate on generating yield. Duration shifts may also be utilized when appropriate. We employ interest rate analysis, sector allocation, and security selection to invest in a diversified portfolio of investment grade fixed income securities, including U.S. government, corporate, and Yankee obligations as well as mortgage-backed and asset-backed securities, collateralized mortgage obligations, and repurchase agreements backed by U.S. government obligations. The Fund holds only debt obligations from issuers rated A or higher by a nationally recognized statistical rating organization, such as Moody’s Investors Service or Standard & Poor’s, or if unrated, considered to be of comparable quality. Generally, the Fund maintains an average effective maturity of three years or less.

The Federal Reserve Board raised the targeted federal funds rate by 25 basis points four times during the semi-annual period, bringing the federal funds rate to 2.00%. The Federal Reserve Board stated in its November statement that it believed that even after these actions, its monetary policy stance remains accommodative and that it believes such policy accommodation “can be removed at a pace that is likely to be measured.” Based largely in anticipation of this tightening of monetary policy, the yield curve flattened over the six months. As economic indicators improved in the last month or so of the period, especially the jobs data, the fixed income market across the yield curve sold off. Overall, three-month Treasury bill yields rose 1.06% over the six months ended November 30, 2004 to end the period at 2.23%. Two-year Treasury yields rose 0.42% over the period to a level of 3.02%, and three-year Treasury yields rose 0.15% to a level of 3.29%. Yields at the longer end of the Treasury yield curve actually fell.

The Fund modestly outperformed its benchmark index, the Merrill Lynch U.S. Treasuries 1-3 Year Index, for the six months ended November 30, 2004, benefiting primarily from its overweighted position in corporate bonds and government agencies. These sectors each outperformed U.S. Treasuries, where the Fund held an underweighted position, for the semi-annual period. Corporate bonds performed well over the period, benefiting from solid profits and improved balance sheets. Reduced issuance in the government agency market created favorable supply technicals despite negative headlines concerning accounting practices at Fannie Mae. The Fund also benefited from its exposure to Yankee bonds. As the corporate, government agency, and Yankee bond sectors are not part of the Merrill Lynch U.S. Treasuries 1-3 Year Index, such positioning enabled the Fund to capture increased return over its benchmark.

Would you give us more specific examples?

In addition to its sector allocation strategy whereby the Fund was invested in approximately equal thirds among U.S. Treasuries, U.S. government agency obligations, and corporate securities, the Fund benefited from its duration positioning and credit quality posture. For example, we kept the Fund’s duration moderately shorter than its benchmark throughout the period to lessen interest rate sensitivity in a rising rate environment. We also maintained an underweighted position in bonds rated AAA and overweighted positions in bonds rated AA and A. This proved to be a successful strategy, as lower quality bonds generally outperformed higher quality bonds during the semi-annual period.

During the period, we bought a floating rate note in an effort to capture higher rates through the frequent resets of these securities’ coupons as interest rates rose. We also added two Yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign banks and corporations. These bonds performed well during the semi-annual period. We made other purchases and sales as needed to maintain the Fund’s generally one-third sector structure.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

LOW DURATION BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

What strategies do you intend to pursue over the coming months?

While job creation, consumer spending and inflation numbers remain key indicators to monitor in the coming months, we intend to position the Fund for a modest slowdown in economic growth and a higher interest rate environment in 2005. We believe the Federal Reserve Board will continue to raise interest rates at a measured pace into the new year, likely increasing the federal funds rate to a target of about 3.50% by year-end 2005.

Given this view, we intend to keep the Fund’s duration shorter than the Merrill Lynch U.S. Treasuries 1-3 Year Index until we believe interest rates have peaked. We intend to maintain the Fund’s overweighted positions in corporate bonds and government agencies over the near term for additional yield. However, we may gradually reduce the portfolio’s weighting in these sectors should interest rates rise and the economy slow over the second half of 2005 as we anticipate. We also intend to maintain the portfolio’s exposure to Yankee bonds. Overall, we intend to maintain our target portfolio composition with an approximately one-third allocation among U.S. Treasuries, agencies, and corporate securities.

Portfolio composition is subject to change at any time without notice.

Past performance does not guarantee future results. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

Portfolio Highlights
On November 30, 2004, the Fund had net assets invested in a diversified portfolio of:
Domestic Corporate Bonds	45.8%
Agency Obligations	31.2%
U.S. Treasury Obligations	15.4%
Foreign Bonds	4.7%
Asset Backed Securities	1.4%
Cash	0.9%
Other	0.6%
100.0%

An interview with Brian Gevry, Deborah Winch and Team, Boyd Watterson Asset Management, LLC

Portfolio Managers

How did you manage the Fund during the semi-annual period?

At Boyd Watterson, we use a fixed income investment approach that focuses primarily on moderate duration shifts to take advantage of changes in interest rates. Additional opportunities for return may be generated by sector and maturity allocation and security selection. Generally, the Fund maintains an average effective maturity of two to five years.

The Federal Reserve Board raised the targeted federal funds rate by 25 basis points four times during the semi-annual period, bringing the federal funds rate to 2.00%. The Federal Reserve Board stated in its November statement that it believed that even after these actions, its monetary policy stance remains accommodative and that it believes such policy accommodation “can be removed at a pace that is likely to be measured.” Based largely in anticipation of this tightening of monetary policy, the yield curve flattened over the six months. At the same time, concerns over a soft labor market, the sustainability of benign inflation, mixed economic reports, and the potential impact of persistently high oil prices on consumer spending and corporate earnings gave support to a rally at the longer end of the yield curve. As economic indicators improved in the last month or so of the period, especially the jobs data, the fixed income market across the yield curve sold off. Overall, three-month Treasury bill yields rose 1.06% over the six months ended November 30, 2004 to end the period at 2.23%. Two-year Treasury yields rose 0.42% over the period to a level of 3.02%, and five-year Treasury yields actually fell 0.14% to end the period at 3.72%.

The Fund outperformed its benchmark, the Merrill Lynch 1-5 Year Government/Corporate Index, for the six months ended November 30, 2004, benefiting primarily from its overweighted position in the spread sectors — corporates and mortgage-backed securities as well as government agencies. These sectors each outperformed U.S. Treasuries, where the Fund held an underweighted position, for the semi-annual period. Corporate bonds performed well over the period, benefiting from solid profits and improved balance sheets. Mortgage-backed securities proved to be an attractive source of yield and benefited from relatively range-bound rates in the ten-year segment of the market. Reduced issuance in the government agency market created favorable supply technicals despite negative headlines concerning accounting practices at Fannie Mae. The Fund also benefited from its exposure to high yield corporate and emerging market bonds, which were the best performing fixed income sectors during the period. As these sectors, as well as mortgage-backed securities, are not part of the Merrill Lynch 1-5 Year Government/Corporate Index, such positioning enabled the Fund to capture increased return over its benchmark.

Would you give us more specific examples?

In addition to its sector allocation strategy, the Fund benefited from its duration positioning and credit quality posture. For example, we kept the Fund’s duration moderately shorter than its benchmark throughout the period to lessen interest rate sensitivity in a rising rate environment. We also maintained an underweighted position in bonds rated AAA and overweighted positions in bonds rated AA and A and in high yield bonds. This proved to be a successful strategy, as lower quality bonds generally outperformed higher quality bonds during the semi-annual period.

During the period, we continued to establish initial core positions in the emerging market and high yield corporate bond segments of the fixed income market, a process begun earlier in 2004. We also bought several floating rate notes in an effort to capture higher rates through the frequent resets of these securities’ coupons as interest rates rose. We increased the Fund’s holdings in Yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign banks and corporations. These bonds performed well during the semi-annual period. We decreased the Fund’s exposure to automobiles by reducing positions in General Motors Acceptance Corp. bonds.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

What strategies do you intend to pursue over the coming months?

While job creation, consumer spending and inflation numbers remain key indicators to monitor in the coming months, we intend to position the Fund for a modest slowdown in economic growth and a higher interest rate environment in 2005. We believe the Federal Reserve Board will continue to raise interest rates at a measured pace into the new year, likely increasing the federal funds rate to a target of about 3.50% by year-end 2005.

Given this view, we intend to keep the Fund’s duration shorter than the Merrill Lynch 1-5 Year Government/Corporate Index until we believe interest rates have peaked. We also intend to position the Fund according to our view that the yield curve may continue to flatten and that rates may begin to move higher going forward. We intend to maintain the Fund’s overweighted positions in corporate bonds, mortgages, high yield corporate bonds and emerging market bonds over the near term for additional yield. However, we may gradually reduce the portfolio’s weighting in these sectors should interest rates rise and the economy slow over the second half of 2005 as we anticipate.

Portfolio composition is subject to change at any time without notice.

Past performance does not guarantee future results. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

Portfolio Highlights
On November 30, 2004, the Fund had net assets invested in a diversified portfolio of:
Agency Obligations	53.0%
Domestic Corporate Bonds	31.0%
U.S. Treasury Obligations	8.5%
Foreign Bonds	5.1%
Asset Backed Securities	1.0%
Cash	0.9%
Other	0.5%
100.0%

An interview with Brian Gevry, David Dirk and Team, Boyd Watterson Asset Management, LLC

Portfolio Managers

How did you manage the Fund during the semi-annual period?

We utilize a fixed income investment approach that focuses primarily on moderate duration shifts to take advantage of interest rates. In implementing our enhanced core fixed income philosophy, we employ interest rate analysis, sector allocation, maturity, credit research, and return enhancement to select a broad range of debt obligations, including corporate, U.S. government, and mortgage-backed securities. Generally, the Fund maintains an average effective maturity of four to 15 years.

The Federal Reserve Board raised the targeted federal funds rate by 25 basis points four times during the semi-annual period, bringing the federal funds rate to 2.00%. The Federal Reserve Board stated in its November statement that it believed that even after these actions, its monetary policy stance remains accommodative and that it believes such policy accommodation “can be removed at a pace that is likely to be measured.” Based largely in anticipation of this tightening of monetary policy, the yield curve flattened over the six months. At the same time, concerns over a soft labor market, the sustainability of benign inflation, mixed economic reports, and the potential impact of persistently high oil prices on consumer spending and corporate earnings gave support to a rally at the longer end of the yield curve. As economic indicators improved in the last month or so of the period, especially the jobs data, the fixed income market across the yield curve sold off. Overall, three-month Treasury bill yields rose 1.06% over the six months ended November 30, 2004 to end the period at 2.23%. Two-year Treasury yields rose 0.42% over the period to a level of 3.02%, and ten-year Treasury yields actually fell 0.35% to end the period at 4.36%.

The Fund outperformed its benchmark, the Lehman Aggregate Bond Index, for the six months ended November 30, 2004, benefiting primarily from its overweighted position in the spread sectors — corporate, mortgage- and asset-backed securities as well as government agencies. These sectors each outperformed U.S. Treasuries, where the Fund held an underweighted position, for the semi-annual period. Corporate bonds performed well over the period, benefiting from solid profits and improved balance sheets. Mortgage-backed securities proved to be an attractive source of yield and benefited from relatively range-bound rates in the ten-year segment of the market. Reduced issuance in the government agency market created favorable supply technicals despite negative headlines concerning accounting practices at Fannie Mae. The Fund also benefited from its exposure to high yield corporate and emerging market bonds, which were the best performing fixed income sectors during the period. As these sectors are not part of the Lehman Aggregate Bond Index, such positioning enabled the Fund to capture increased return over its benchmark.

Would you give us more specific examples?

In addition to its sector allocation strategy, the Fund benefited from its yield curve positioning and credit quality posture. We also maintained an underweighted position in bonds rated AAA and overweighted positions in bonds rated AA and A and in high yield bonds. This proved to be a successful strategy, as lower quality bonds generally outperformed higher quality bonds during the semi-annual period.

During the period, we increased the Fund’s exposure to mortgage pass-through securities. Mortgage pass-through securities are a type of mortgage-backed security in which the principal and interest payments from homeowners are passed from the banks or savings and loans that originated the mortgages, through government-sponsored enterprises that pool and repackage them in the form of securities, to investors. Such government-sponsored enterprises include the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Government National Mortgage Association (Ginnie Mae). We also bought several floating rate notes in an effort to capture higher rates through the frequent resets of these securities’

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

coupons as interest rates rose. Also, while we maintained the Fund’s overall exposure to high yield corporate and emerging market holdings, we began to move to a more defensive position in these asset classes by shortening maturities. We also reduced the Fund’s exposure to investment grade corporate bonds during the period by taking some profits. We reduced the Fund’s position in automobiles by selling longer-dated General Motors Acceptance Corp. bonds.

What strategies do you intend to pursue over the coming months?

While job creation, consumer spending and inflation numbers remain key indicators to monitor in the coming months, we intend to position the Fund for a modest slowdown in economic growth and a higher interest rate environment in 2005. We believe the Federal Reserve Board will continue to raise interest rates at a measured pace into the new year, likely increasing the federal funds rate to a target of about 3.50% by year-end 2005.

Given this view, we intend to keep the Fund’s duration shorter than the Lehman Aggregate Bond Index until we believe interest rates have peaked. We also intend to position the Fund according to our view that the yield curve may continue to flatten and that rates may begin to move higher going forward. We intend to maintain the Fund’s overweighted positions in corporate bonds, mortgages, high yield corporate bonds and emerging market bonds over the near term for additional yield. However, we may gradually reduce the portfolio’s weighting in these sectors should interest rates rise and the economy slow over the second half of 2005 as we anticipate.

Portfolio composition is subject to change at any time without notice.

Past performance does not guarantee future results. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

Portfolio Highlights
On November, 2004, the Fund had net assets invested in Municipal Bonds of:
Maryland	88.4%
Cash	4.5%
Puerto Rico	3.3%
District of Columbia	2.6%
Other	1.2%
100.0%

An interview with Ronald M. Shostek, Mark G. McGlone and Team, Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the semi-annual period?

The tax-exempt bond market overall outperformed the U.S. taxable bond market on a relative basis for the semi-annual period, despite four interest rate hikes by the Federal Reserve Board (the Fed). The Fed began the latest cycle of monetary policy tightening by increasing the targeted federal funds rate by 0.25% on June 30. At each subsequent meeting, the Fed hiked the rate by another 25 basis points, bringing the short-term targeted federal funds rate to 2.00% at the end of the semi-annual period. At the same time, concerns over a soft labor market, the potential impact of persistently high oil prices on the pace of economic recovery, and continued leverage in the bond market, including foreign central bank buying of U.S. Treasuries, gave support to a rally at the longer end of the yield curve. Interestingly, as economic indicators improved in the last six weeks or so of the period, especially the jobs data, and rumors surfaced of curtailed central bank buying of Treasuries, the fixed income market across the yield curve sold off significantly. Overall, the result was a flattening of the Treasury yield curve. The tax-exempt yield curve, which historically remains steeper than its taxable counterpart, also flattened, but to a less dramatic degree.

Within the tax-exempt bond market, supply of municipal bonds was down from the same period last year. However, national new issuance still totaled $309 billion for the first 11 months of 2004 with another $30 billion expected to come to market in December. This is only moderately less than the record-setting new issuance level of $384 billion set in 2003 and $350 billion in 2002. Within Maryland, issuance for the first 11 months of 2004 totaled $6.2 billion, although the timing of deals remained sporadic. Retail demand for municipal bonds was apathetic on a national basis, primarily due to strong equity returns since mid-August, but Maryland’s retail demand remained strong. Demand from alternative investors, including hedge funds, also continued to be strong despite the flattening yield curve. Demand for floaters, or instruments with a variable interest rate, from institutional investors remained strong, as short-term yields rose and investors sought to protect principal. Property & casualty insurers had sporadic demand for tax-exempt bonds during the semi-annual period. Increased profits led them to be better buyers during the summer, but multiple hurricanes in the eastern U.S. in the early autumn caused most to sell in order to raise cash for claims payments. Credit ratings within the tax-exempt bond market remained stable to improving, as state and local government revenues increased in a recovering U.S. economy and as many municipalities continued to cut expenses and raise taxes. Maryland’s Aaa credit quality rating remained unchanged by Moody’s and Standard & Poor’s, as the state’s budget concerns of early 2004 began to fade. Nearly all of Maryland’s local issuers’ credit quality ratings also remained stable during the semi-annual period.

Given this market backdrop, we extended the duration of the Fund in early June in part by buying a blend of premium and discount bonds with 20 to 30 year maturities. We also extended duration by eliminating the forward interest rate swaps in the portfolio. We had used forward interest rate swaps during the spring of 2004 for hedging purposes given the widespread anticipation of interest rate hikes by the Fed. An interest rate swap is a contract between two parties resulting in an agreement to swap the income streams from two different sources. A future on an interest rate swap is a contract giving the holder the right (or holding them obligated) to enter into a swap at a future date.1 Even with this lengthening of the portfolio’s duration, it was still short relative to the Fund’s benchmark, the Lehman Maryland Municipal Bond Index. At the end of August, the trades initiated in June were reversed, and we shortened the Fund’s duration again through the use of forward interest rate swaps. The swaps correlated fairly well with municipal yields over intermediate and longer time frames, with intermittent variance due to supply/demand factors and market volatility.

[1]	Swaps and futures on swaps are both considered derivatives, or investments whose value is derived from that of one or more securities, indexes, currencies, or other reference data.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

Throughout the six months, we maintained a laddered portfolio structure, whereby maturities are staggered so that bonds in the portfolio come due periodically, although the portfolio was weighted more heavily toward bonds with shorter maturities. The laddered portfolio structure was meant to help both reduce the volatility and risks associated with interest rate movements and produce more consistent returns over time.

At the end of the semi-annual period, the Fund had an average effective duration of 2.7 years and a weighted average maturity of 7.8 years. The portfolio’s credit quality, as always, remained high. As of November 30, 2004, the portfolio’s average quality rating was Aa1/AA+, as rated by Moody’s and Standard & Poor’s, respectively. Given our focus on high credit quality, there was actually little difference in yield spreads between sectors during the period. Thus, our bond selection more heavily emphasized maturity and bond structure. In all, the Fund underperformed its benchmark index for the semi-annual period.

Would you give us more specific examples?

Lengthening the Fund’s average duration at the start of the period proved prudent, as tax-exempt yields generally moved lower through mid-October. However, this yield trend meant that our move back to a shorter duration at the end of August hampered the Fund’s relative results in September and early October. This shortened posture then benefited performance during the last six weeks or so of the period, when the tax-exempt bond market was selling off.

The conservative nature of the Fund and its higher credit quality portfolio actually detracted modestly from the Fund’s semi-annual results, as lower quality bonds outperformed higher quality bonds during the period. The Fund’s laddered portfolio structure also hurt a bit given the bullish flattening of the tax-exempt bond yield curve.

What strategies do you intend to pursue over the coming months?

We believe tax-exempt interest rates will continue to move higher in the months ahead, as the Federal Reserve Board raises the targeted federal funds rate at a “measured” pace. Solid job growth, inflation creeping higher, and a sound economy will likely, in our view, compel the Federal Reserve Board to move the targeted federal funds rate from its present 2.00% to at least 4.00% by the end of 2005, possibly closer to 5.00%. As a result, the tax-exempt bond yield curve will likely flatten further. While short-term yields will likely rise steadily over the coming months, we expect volatility further out on the yield curve to remain high, due primarily to the ongoing presence of large leveraged positions in the market. If Asian central banks make good on their word to stop buying and start selling U.S. Treasuries, long-term rates could move significantly higher. In our view, municipal bonds should continue to modestly outperform U.S. Treasuries, but deleveraging by hedge funds may cause periods of underperformance.

We intend to keep the Fund’s duration shorter than the benchmark, as we believe this positioning in a rising rate environment will serve to dampen volatility while keeping principal losses to a minimum. Such positioning should also enable us to be nimble enough to adjust duration in an effort to take advantage of market opportunities and/or changing market conditions.

The Maryland Tax-Exempt Bond, Tax-Exempt Limited Maturity Bond and National Tax-Exempt Bond Funds’ income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Portfolio composition is subject to change at any time without notice.

Past performance does not guarantee future results. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

Portfolio Highlights
On November 30, 2004, the net assets of the Fund were diversified into the following states (only the top 10 are listed):
Pennsylvania	10.6%
Ohio	8.7%
Virginia	8.4%
Florida	8.4%
New Jersey	6.9%
Washington	4.7%
Texas	4.1%
Connecticut	3.4%
Massachusetts	2.9%
Colorado	2.7%
60.8%

An interview with Ronald M. Shostek, Mark G. McGlone and Team, Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the semi-annual period?

Despite four interest rate hikes by the Federal Reserve Board (the Fed), the Lehman Brothers 1-8 Year Municipal Bond Index gained 2.51% for the six months ended November 30, 2004. The Fed began the latest cycle of monetary policy tightening by increasing the targeted federal funds rate by 0.25% on June 30. At each subsequent meeting, the Fed hiked the rate by another 25 basis points, bringing the short-term targeted federal funds rate to 2.00% at the end of the semi-annual period. At the same time, concerns over a soft labor market, the potential impact of persistently high oil prices on the pace of economic recovery, and continued leverage in the bond market, including foreign central bank buying of U.S. Treasuries, gave support to a rally at the longer end of the yield curve. Interestingly, as economic indicators improved in the last six weeks or so of the period, especially the jobs data, and rumors surfaced of curtailed central bank buying of Treasuries, the fixed income market across the yield curve sold off significantly. Overall, the result was a flattening of the Treasury yield curve. The tax-exempt yield curve, which historically remains steeper than its taxable counterpart, also flattened, but to a less dramatic degree.

Within the tax-exempt bond market, supply of municipal bonds was down from the same period last year. However, new issuance still totaled $309 billion for the first 11 months of 2004 with another $30 billion expected to come to market in December. This is only moderately less than the record-setting new issuance level of $384 billion set in 2003 and $350 billion in 2002. Demand for municipal bonds also slowed, particularly from retail investors, but remained well-balanced with supply. Strong equity returns since mid-August most likely caused some individual investors’ asset allocation away from bonds. Still, demand from alternative investors, including hedge funds, continued to be strong despite the flattening yield curve. Demand for floaters, or instruments with a variable interest rate, from institutional investors remained strong, as short-term yields rose and investors sought to protect principal. Property & casualty insurers had sporadic demand for tax-exempt bonds during the semi-annual period. Increased profits led them to be better buyers during the summer, but multiple hurricanes in the eastern U.S. in the early autumn caused most to sell in order to raise cash for claims payments. Credit ratings within the tax-exempt bond market remained stable to improving, as state and local government revenues increased in a recovering U.S. economy and as many municipalities continued to cut expenses and raise taxes.

Given this market backdrop, we extended the duration of the Fund in early June by eliminating the forward interest rate swaps in the portfolio. We had used forward interest rate swaps during the spring of 2004 for hedging purposes given the widespread anticipation of interest rate hikes by the Fed. An interest rate swap is a contract between two parties resulting in an agreement to swap the income streams from two different sources. A future on an interest rate swap is a contract giving the holder the right (or holding them obligated) to enter into a swap at a future date.2 Even with this lengthening of the portfolio’s duration, it was still short relative to the Fund’s benchmark index, the Lehman 1-8 Year Municipal Bond Index. At the end of August, the trades initiated in June were reversed, and we shortened the Fund’s duration again through the use of forward interest rate swaps. The swaps correlated fairly well with municipal yields over intermediate and longer time frames, with intermittent variance due to supply/demand factors and market volatility.

[2]	Swaps and futures on swaps are both considered derivatives, or investments whose value is derived from that of one or more securities, indexes, currencies, or other reference data.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

Throughout the six months, we maintained a laddered portfolio structure, whereby maturities are staggered so that bonds in the portfolio come due periodically, although the portfolio was weighted more heavily toward bonds with shorter maturities. The laddered portfolio structure was meant to help both reduce the volatility and risks associated with interest rate movements and produce more consistent returns over time.

At the end of the semi-annual period, the Fund had an average effective duration of 1.1 years and a weighted average maturity of 2.6 years. The portfolio’s credit quality, as always, remained high. As of November 30, 2004, the portfolio’s average quality rating was Aa1/AA+, as rated by Moody’s and Standard & Poor’s, respectively. Given our focus on high credit quality, there was actually little difference in yield spreads between sectors during the period. Thus, our bond selection more heavily emphasized maturity and bond structure. In all, the Fund underperformed its benchmark index for the semi-annual period.

Would you give us more specific examples?

Lengthening the Fund’s average duration at the start of the period proved prudent, as tax-exempt yields generally moved lower through mid-October. However, this yield trend meant that our move back to a shorter duration at the end of August hampered the Fund’s relative results in September and early October. This shortened posture then benefited performance during the last six weeks or so of the period, when the tax-exempt bond market was selling off.

The conservative nature of the Fund and its higher credit quality portfolio actually detracted modestly from the Fund’s semi-annual results, as lower quality bonds outperformed higher quality bonds during the period. The Fund’s laddered portfolio structure also hurt a bit given the bullish flattening of the tax-exempt bond yield curve. However, the effect was mitigated to a great extent due to the limited maturity mandate of the Fund.

What strategies do you intend to pursue over the coming months?

We believe tax-exempt interest rates will continue to move higher in the months ahead, as the Federal Reserve Board raises the targeted federal funds rate at a “measured” pace. Solid job growth, inflation creeping higher, and a sound economy will likely, in our view, compel the Federal Reserve Board to move the targeted federal funds rate from its present 2.00% to at least 4.00% by the end of 2005, possibly closer to 5.00%. As a result, the tax-exempt bond yield curve will likely flatten further. While short-term yields will likely rise steadily over the coming months, we expect volatility further out on the yield curve to remain high, due primarily to the ongoing presence of large leveraged positions in the market. If Asian central banks make good on their word to stop buying and start selling U.S. Treasuries, long-term rates could move significantly higher. In our view, municipal bonds should continue to modestly outperform U.S. Treasuries, but deleveraging by hedge funds may cause periods of underperformance.

We intend to keep the Fund’s duration shorter than the benchmark, as we believe this positioning in a rising rate environment will serve to dampen volatility while keeping principal losses to a minimum. Such positioning should also enable us to be nimble enough to adjust duration in an effort to take advantage of market opportunities and/or changing market conditions.

The Maryland Tax-Exempt Bond, Tax-Exempt Limited Maturity Bond and National Tax-Exempt Bond Funds’ income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Portfolio composition is subject to change at any time without notice.

Past performance does not guarantee future results. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

Portfolio Highlights
On November 30, 2004, the net assets of the Fund were diversified into the following states (only the top 10 are listed):
Pennsylvania	13.8%
Massachusetts	8.1%
Georgia	6.8%
Colorado	6.1%
Oregon	5.3%
New Jersey	5.2%
Ohio	4.7%
Texas	4.7%
Florida	4.2%
Michigan	3.7%
62.6%

An interview with Ronald M. Shostek, Mark G. McGlone and Team, Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the semi-annual period?

The tax-exempt bond market overall outperformed the taxable bond market on a relative basis for the semi-annual period, despite four interest rate hikes by the Federal Reserve Board (the Fed). The Lehman Brothers 10 Year Municipal Bond Index gained 4.13% for the six months compared to the Lehman Brothers Aggregate Bond Index’s 3.82% return. The Fed began the latest cycle of monetary policy tightening by increasing the targeted federal funds rate by 0.25% on June 30. At each subsequent meeting, the Fed hiked the rate by another 25 basis points, bringing the short-term targeted federal funds rate to 2.00% at the end of the semi-annual period. At the same time, concerns over a soft labor market, the potential impact of persistently high oil prices on the pace of economic recovery, and continued leverage in the bond market, including foreign central bank buying of U.S. Treasuries, gave support to a rally at the longer end of the yield curve. Interestingly, as economic indicators improved in the last six weeks or so of the period, especially the jobs data, and rumors surfaced of curtailed central bank buying of Treasuries, the fixed income market across the yield curve sold off significantly. Overall, the result was a flattening of the Treasury yield curve. The tax-exempt yield curve, which historically remains steeper than its taxable counterpart, also flattened, but to a less dramatic degree.

Within the tax-exempt bond market, supply of municipal bonds was down from the same period last year. However, new issuance still totaled $309 billion for the first 11 months of 2004 with another $30 billion expected to come to market in December. This is only moderately less than the record-setting new issuance level of $384 billion set in 2003 and $350 billion in 2002. Demand for municipal bonds also slowed, particularly from retail investors, but remained well-balanced with supply. Strong equity returns since mid-August most likely caused some individual investors’ asset allocation away from bonds. Still, demand from alternative investors, including hedge funds, continued to be strong despite the flattening yield curve. Demand for floaters, or instruments with a variable interest rate, from institutional investors remained strong, as short-term yields rose and investors sought to protect principal. Property & casualty insurers had sporadic demand for tax-exempt bonds during the semi-annual period. Increased profits led them to be better buyers during the summer, but multiple hurricanes in the eastern U.S. in the early autumn caused most to sell in order to raise cash for claims payments. Credit ratings within the tax-exempt bond market remained stable to improving, as state and local government revenues increased in a recovering U.S. economy and as many municipalities continued to cut expenses and raise taxes.

Given this market backdrop, we extended the duration of the Fund in early June by buying bonds with 15 to 30 year maturities and by eliminating the forward interest rate swaps in the portfolio. We had used forward interest rate swaps during the spring of 2004 for hedging purposes given the widespread anticipation of interest rate hikes by the Fed. An interest rate swap is a contract between two parties resulting in an agreement to swap the income streams from two different sources. A future on an interest rate swap is a contract giving the holder the right (or holding them obligated) to enter into a swap at a future date.3 Even with this lengthening of the portfolio’s duration, it was still short relative to the Fund’s benchmark, the Lehman 10 Year Municipal Bond Index. At the end of August, the trades initiated in June were reversed and we shortened the Fund’s duration again through the use of forward interest rate swaps. The swaps correlated fairly well with municipal yields over intermediate and longer time frames, with intermittent variance due to supply/demand factors and market volatility.

[3]	Swaps and futures on swaps are both considered derivatives, or investments whose value is derived from that of one or more securities, indexes, currencies, or other reference data.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

Throughout the six months, we maintained a laddered portfolio structure, whereby maturities are staggered so that bonds in the portfolio come due periodically, although the portfolio was weighted more heavily toward bonds with shorter maturities. The laddered portfolio structure was meant to help both reduce the volatility and risks associated with interest rate movements and produce more consistent returns over time. We also continued to employ the “kicker” structure in the portfolio, whereby large-coupon bonds were priced to a call date usually much sooner than the stated maturity.

At the end of the semi-annual period, the Fund had an average effective duration of 2.7 years and a weighted average maturity of 7.7 years. The portfolio’s credit quality, as always, remained high. As of November 30, 2004, the portfolio’s average quality rating was Aa1/AA+, as rated by Moody’s and Standard & Poor’s, respectively. Given our focus on high credit quality, there was actually little difference in yield spreads between sectors during the period. Thus, our bond selection more heavily emphasized maturity and bond structure. In all, the Fund underperformed its benchmark index for the semi-annual period.

Would you give us more specific examples?

Lengthening the Fund’s average duration at the start of the period proved prudent, as tax-exempt yields generally moved lower through mid-October. However, this yield trend meant that our move back to a shorter duration at the end of August hampered the Fund’s relative results in September and early October. This shortened posture then benefited performance during the last six weeks or so of the period, when the tax-exempt bond market was selling off.

The “kicker” structure we employed in the portfolio both enhanced the marketability of the bonds and resulted in a few of the bonds in the portfolio being prerefunded, which boosted the Fund’s relative performance.4 On the other hand, the conservative nature of the Fund and its higher credit quality portfolio actually detracted modestly from the Fund’s semi-annual results, as lower quality bonds outperformed higher quality bonds during the period. The Fund’s laddered portfolio structure also hurt a bit given the bullish flattening of the tax-exempt bond yield curve.

What strategies do you intend to pursue over the coming months?

We believe tax-exempt interest rates will continue to move higher in the months ahead, as the Federal Reserve Board raises the targeted federal funds rate at a “measured” pace. Solid job growth, inflation creeping higher, and a sound economy will likely, in our view, compel the Federal Reserve Board to move the targeted federal funds rate from its present 2.00% to at least 4.00% by the end of 2005, possibly closer to 5.00%. As a result, the tax-exempt bond yield curve will likely flatten further. While short-term yields will likely rise steadily over the coming months, we expect volatility further out on the yield curve to remain high, due primarily to the ongoing presence of large leveraged positions in the market. If Asian central banks make good on their word to stop buying and start selling U.S. Treasuries, long-term rates could move significantly higher. In our view, municipal bonds should continue to modestly outperform U.S. Treasuries, but deleveraging by hedge funds may cause periods of underperformance.

We intend to keep the Fund’s duration shorter than the benchmark, as we believe this positioning in a rising rate environment will serve to dampen volatility while keeping principal losses to a minimum. Such positioning should also enable us to be nimble enough to adjust duration in an effort to take advantage of market opportunities and/or changing market conditions.

[4]	Prerefunding is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are safely invested, usually in Treasury securities which, in turn, are held in escrow collateralizing the first bond. Given that the prerefunded bonds become, essentially, fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value — sometimes significantly.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2004

The Maryland Tax-Exempt Bond, Tax-Exempt Limited Maturity Bond and National Tax-Exempt Bond Funds’ income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Portfolio composition is subject to change at any time without notice.

Past performance does not guarantee future results. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxxiii

Mercantile Funds, Inc.

Management’s Discussion of Fund Performance — Concluded

November 30, 2004

Glossary of Index Definitions:

The S&P 500® Index is an unmanaged index generally representative of the performance of the U.S. stock market.

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks.

The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks

The Russell 2000® Index measure the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.

The MSCI All Country World Free ex-U.S. Index is an unmanaged index of foreign securities that reflects a strategic emerging markets allocation.

The Wilshire Real Estate Securities Index is an unmanaged index generally representative of the U.S. REIT market.

The NAREIT Equity REIT Index is an index with dividends reinvested, representative of tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

The Merrill Lynch U.S. Treasury 1-3 Year Index is an unmanaged market capitalization weighted index generally representative of the performance of government and corporate bonds with remaining maturities of between one and five years.

The Merrill Lynch 1-5 Year Corporate/Government Index is an unmanaged market capitalization weighted index generally representative of the performance of government and corporate bonds with remaining maturities of between one and five years.

The Lehman Mutual Fund Short 1-5 Year Government/Credit Bond Index is an unmanaged index generally representative of the performance of government and corporate bonds with remaining maturities of between 1 and 5 years.

The Lehman Aggregate Bond Index is an unmanaged index comprised of the Lehman Brothers Government/Credit Bond Index and two Lehman Brothers asset-backed securities indices.

The Lehman Maryland Municipal Bond Index is an unmanaged index that tracks the performance of Maryland municipal bonds.

The Lehman 1-8 Year Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds with remaining maturities of 1-8 years.

The Lehman 10-Year Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds with maturities of 10 years.

Management’s Discussion of Performance is not a part of the Semi-Annual Report to Shareholders

Mercantile Funds, Inc.

Semi-Annual Report

NOVEMBER 30, 2004

Mercantile Funds, Inc.

PRIME MONEY MARKET FUND

Statement of Net Assets

November 30, 2004

(Unaudited)

	Par (000)	Value

AGENCY OBLIGATIONS — 12.2%
Federal Home Loan Bank — 4.0%
Notes
1.60%, 12/30/04	$5,000	$5,000,000
1.40%, 04/01/05**	10,000	9,999,530
2.25%, 10/20/05**	6,500	6,500,000
2.82%, 12/16/05	10,000	10,000,000

		31,499,530

Freddie Mac — 3.5%
Discount Note
1.86%, 12/21/04	15,000	14,984,500
Note
1.38%, 02/25/05**	12,500	12,500,000

		27,484,500

Fannie Mae — 4.7%
Discount Notes
1.28%, 12/10/04**	10,000	9,996,800
2.01%, 12/14/04	10,000	9,992,742
Floating Rate Note*
1.50%, 02/14/05	10,000	10,000,000
Note
1.40%, 02/15/05	7,000	6,991,515

		36,981,057

TOTAL AGENCY OBLIGATIONS
(Cost $95,965,087)		95,965,087

ASSET BACKED SECURITIES*** — 23.2%
Finance — 23.2%
Amsterdam Funding Corp.
1.90%, 12/02/04	10,000	9,999,472
1.99%, 12/17/04	15,000	14,986,733
Barton Capital, 2.00%, 12/16/04	20,000	19,983,333
Delaware Funding, 2.23%, 01/18/05	10,154	10,123,809
Edison Asset Securitization, 2.24%, 02/14/05	10,000	9,953,333
Fairway Finance, 2.04%, 12/15/04	10,000	9,992,067
Fountain Square, 2.07%, 12/22/04	20,000	19,975,850
Kitty Hawk Funding, 1.87%, 12/01/04	10,000	10,000,000
Old Line Funding, 2.20%, 01/20/05	25,000	24,923,612
Steamboat Funding, 2.05%, 12/03/04	15,000	14,998,292
Three Pillars Funding, 2.07%, 12/17/04	15,000	14,986,200

	Par (000)	Value

ASSET BACKED SECURITIES*** — Continued
Finance — Continued
Windmill Funding, 2.14%, 01/10/05	$23,000	$22,945,311

TOTAL ASSET BACKED SECURITIES
(Cost $157,889,745)		182,868,012

CERTIFICATES OF DEPOSIT — 12.1%
Bayerische Landesbank,* 2.22%, 07/25/05	10,000	10,004,765
CIBC, 2.05%, 12/20/04	15,000	15,000,000
Credit Suisse, 2.03%, 12/08/04	15,000	15,000,029
Royal Bank of Scotland, 2.28%, 02/22/05	20,000	20,000,000
Toronto Dominion Bank, 2.05%, 12/17/04	15,000	15,000,000
Wells Fargo & Co., 2.22%, 02/01/05	20,000	20,000,001

TOTAL CERTIFICATES OF DEPOSIT
(Cost $95,004,795)		95,004,795

COMMERCIAL PAPER — 30.4%
Broker / Dealers — 5.7%
Morgan Stanley Dean Witter, 2.02%, 12/02/04	15,000	14,999,158
UBS Finance, 2.07%, 12/01/04	30,000	30,000,000

		44,999,158

Financial Services — 12.7%
Citicorp, 1.94%, 12/13/04	15,000	14,990,300
Greenwich Capital,* 2.06%, 01/14/05	25,000	25,000,000
Northern Trust, 2.22%, 01/31/05	15,000	14,943,575
Societe Generale, 1.87%, 12/01/04	20,000	20,000,000
Toyota, 2.21%, 02/08/05	25,000	24,894,104

		99,827,979

Foreign Banks — 8.2%
ABN AMRO Finance, Inc., 1.86%, 12/06/04	10,000	9,997,417
KFW International Finance, 1.85%, 12/29/04	15,000	14,978,417
Rabobank, 2.03%, 12/01/04	30,000	29,999,999
Westdeutche Landesbank Girozentrale, 1.88%, 12/16/04	10,000	9,992,167

		64,968,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

PRIME MONEY MARKET FUND

Statement of Net Assets — Concluded

November 30, 2004

(Unaudited)

	Par (000)	Value

COMMERCIAL PAPER — Continued
Utilities — Electric — 3.8%
General Electric Capital Corp.
2.16%, 01/06/05	$10,000	$9,978,400
2.18%, 01/10/05	20,000	19,951,556

		29,929,956

TOTAL COMMERCIAL PAPER
(Cost $264,703,360)		239,725,093

DOMESTIC CORPORATE BONDS — 3.6%
Financial Services — 3.6%
BP Capital Markets PLC, 4.00%, 04/29/05	5,000	5,054,112
JP Morgan Chase,* 2.07%, 03/07/05	10,000	10,006,380
US Bank N.A.,* 2.04%, 07/25/05	13,000	12,998,976

TOTAL DOMESTIC CORPORATE BONDS
(Cost $28,059,468)		28,059,468

	Shares
INVESTMENT COMPANIES — 2.8%
BlackRock Provident Institutional Funds — TempFund	699,035	699,035
Goldman Sachs Financial Square Prime Obligations Fund	3,737,310	3,737,310
Merrill Lynch Premier Institutional Fund	17,520,052	17,520,052

TOTAL INVESTMENT COMPANIES
(Cost $21,956,397)		21,956,397

	Par (000)
REPURCHASE AGREEMENTS — 17.1%
Banc of America Securities, LLC
(Agreement dated 11/30/04 to be repurchased at $25,001,319 collateralized by $18,535,000 (Value $25,368,176) U.S. Treasury Notes, 8.125%, due 08/15/19) 1.90%, 12/01//04	$25,000	25,000,000
Goldman Sachs Asset Management
(Agreement dated 11/30/04 to be repurchased at $27,001,440 collateralized by $23,145,000 (Value $27,608,117) U.S. Treasury Notes, 6.375%, due 02/15/20) 1.92%, 12/01/04	27,000	27,000,000

	Par (000)	Value

REPURCHASE AGREEMENTS — Continued
JP Morgan Securties
(Agreement dated 11/30/04 to be repurchased at $28,001,486 collateralized by $28,668,000 (Value $28,580,429) U.S. Treasury Notes, 3.375%, due 11/15/08) 1.91%, 12/01/04	$28,000	$28,000,000
Morgan Stanley Securities, Inc.
(Agreement dated 11/30/04 to be repurchased at $27,001,418 collateralized by $19,215,000 (Value $27,474,892) U.S. Treasury Notes, 8.5%, due 02/15/20) 1.89%, 12/01/04	27,000	27,000,000
Wachovia Securities, Inc.
(Agreement dated 11/30/04 to be repurchased at $28,001,501 collateralized by $28,321,000 (Value $28,574,004) U.S. Treasury Notes, 2.75%, due 06/30/06) 1.93%, 12/01/04	28,000	28,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $135,000,000)		135,000,000

SECURITIES LENDING COLLATERAL — 5.0%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (Note 1.I)	39,559	39,559,127

TOTAL SECURITIES LENDING COLLATERAL
(Cost $39,559,127)		39,559,127

TOTAL INVESTMENT IN SECURITIES — 106.4%
(Cost $798,578,852****)		838,137,979
OTHER LIABILITIES IN EXCESS OF ASSETS — (6.4)%		(50,363,972)

NET ASSETS — 100%		$787,774,007

NET ASSET VALUE PER SHARE
Institutional Shares
($705,075,312 ÷ 705,139,217 shares outstanding)	$1.00

Class A Shares
($82,180,396 ÷ 82,180,397 shares outstanding)	$1.00

Class C Shares
($518,299 ÷ 518,299 shares outstanding)	$1.00

*	The rates shown are as of November 30, 2004
**	Certain Amounts are temporarily on loan to an unaffiliated broker/dealer.
***	Securities were purchased pursuant to Rule 144a of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
****	Aggregate cost for Federal income tax purposes.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GOVERNMENT MONEY MARKET FUND

Statement of Net Assets

November 30, 2004

(Unaudited)

	Par (000)	Value

AGENCY OBLIGATIONS — 77.1%
Federal Farm Credit Bank — 16.0%
Discount Notes
1.92%, 12/01/04	$9,000	$9,000,000
1.91%, 12/07/04	10,000	9,996,817
1.80%, 12/10/04	5,000	4,997,750
1.95%, 12/13/04	8,000	7,994,800
1.82%, 12/28/04	7,000	6,990,445
2.31%, 05/09/05	5,000	4,948,988
2.52%, 07/25/05	5,000	4,917,400
Notes
1.50%, 07/07/05	5,000	4,976,338
2.07%, 04/18/06*	10,000	9,999,999

		63,822,537

Federal Home Loan Bank — 21.2%
Discount Notes
1.95%, 12/01/04	5,000	5,000,000
1.94%, 12/02/04	10,000	9,999,462
1.91%, 12/03/04	15,000	14,998,409
1.805%, 12/08/04	5,000	4,998,245
2.10%, 01/14/05	7,000	6,982,033
2.09%, 01/21/05**	5,000	4,985,196
2.04%, 02/09/05**	7,000	6,972,233
Notes
1.40%, 04/01/05**	5,000	4,999,765
1.99%, 04/19/05*	10,000	9,995,805
2.25%, 08/30/05	5,000	5,001,863
1.75%, 09/12/05*	5,340	5,337,797
2.82%, 12/16/05	5,000	5,000,000

		84,270,808

Freddie Mac — 19.4%
Discount Notes
1.91%, 12/02/04	7,500	7,499,602
1.225%, 12/06/04**	5,000	4,999,149
1.80%, 12/07/04	8,000	7,997,600
1.85%, 12/13/04	5,000	4,996,917
1.70%, 12/20/04	5,000	4,995,514
1.86%, 12/21/04	5,000	4,994,833
2.04%, 12/27/04	7,500	7,488,950
2.085%, 12/28/04	5,000	4,992,181
2.09%, 01/03/05	7,000	6,986,589
2.08%, 02/01/05**	10,000	9,964,178
Notes
1.375%, 02/25/05**	7,500	7,500,000
1.83%, 09/09/05*	5,000	5,000,000

		77,415,513

Fannie Mae — 20.5%
Discount Notes
1.96%, 12/06/04	5,000	4,998,639
1.94%, 12/07/04	10,000	9,996,766

	Par (000)	Value

AGENCY OBLIGATIONS — Continued
Fannie Mae — Continued
1.28%, 12/10/04**	$5,000	$4,998,400
2.01%, 12/14/04	7,000	6,994,919
1.83%, 12/15/04	8,000	7,994,306
1.07%, 12/16/04	5,000	4,997,771
2.03%, 12/20/04	7,500	7,491,965
2.01%, 12/27/04	7,500	7,489,113
1.915%, 12/29/04**	5,000	4,992,553
2.13%, 01/03/05**	7,000	6,986,333
2.00%, 01/26/05**	5,000	4,984,444
Notes
1.40%, 02/15/05	5,000	4,993,940
1.95%, 01/09/06*	5,000	4,997,786

		81,916,935

TOTAL AGENCY OBLIGATIONS
(Cost $307,425,793)		307,425,793

REPURCHASE AGREEMENT — 22.6%
Banc of America Securities, LLC
(Agreement dated 11/30/04 to be repurchased at $18,000,950 collateralized by $13,345,000 (Value $18,264,813) U.S. Treasury Notes, 8.125%, due 8/15/19) 1.90%, 12/01/04	18,000	18,000,000
Goldman Sachs Asset Management
(Agreement dated 11/30/04 to be repurchased at $18,000,945 collateralized by $17,960,000 (Value $18,380,720) U.S. Treasury Notes, 5.25%, due 11/15/28) 1.92%, 12/01/04	18,000	18,000,000
JP Morgan Securties
(Agreement dated 11/30/04 to be repurchased at $18,000,955 collateralized by $18,429,000 (Value $18,372,706) U.S. Treasury Notes, 3.375%, due 11/15/08) 1.91%, 12/01/04	18,000	18,000,000
Morgan Stanley Securities, Inc.
(Agreement dated 11/30/04 to be repurchased at $18,000,945 collateralized by $17,960,000 (Value $18,361,015) U.S. Treasury Notes, 6.75%, due 05/15/05) 1.89%, 12/01/04	18,000	18,000,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GOVERNMENT MONEY MARKET FUND

Statement of Net Assets — Concluded

November 30, 2004

(Unaudited)

	Par (000)	Value

REPURCHASE AGREEMENT — Continued
Wachovia Securities, Inc.
(Agreement Dated 11/30/04 to be repurchased at $18,000,965 collateralized by $12,938,000 (Value $18,312,170) U.S. Treasury Notes, 8.50%, due 02/15/20) 1.93%, 12/01/04	$18,000	$18,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $90,000,000)		90,000,000

	Shares
INVESTMENT COMPANIES — 1.7%
BlackRock Provident Institutional Funds — Temp Fund	1,839,057	1,839,057
Goldman Sachs Financial Square Prime Obligations Fund	4,632,359	4,632,359
Merrill Lynch Premier Institutional Fund	497,941	497,941

TOTAL INVESTMENT COMPANIES
(Cost $6,969,357)		6,969,357

Par (000)		Value

SECURITIES LENDING COLLATERAL — 15.7%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (Note 1.I)	$62,676	$62,675,921

TOTAL SECURITIES LENDING COLLATERAL
(Cost $62,675,921)		62,675,921

TOTAL INVESTMENT IN SECURITIES — 117.1%
(Cost $404,395,150***)		467,071,071
OTHER LIABILITIES IN EXCESS OF ASSETS — (17.1)%		(68,111,709)

NET ASSETS — 100%		$398,959,362

NET ASSET VALUE PER SHARE
Institutional Shares
($396,881,357 ÷ 397,009,367 shares outstanding)		$1.00

Class A Shares
($2,074,982 ÷ 2,074,982 shares outstanding)		$1.00

Class C Shares
($3,023 ÷ 3,023 shares outstanding)		$1.00

*	The rates shown are as of November 30, 2004.
**	Certain Amounts are temporarily on loan to an unaffiliated broker/dealer.
***	Aggregate cost for Federal income tax purposes.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Statement of Net Assets

November 30, 2004

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — 98.4%
Alabama — 0.7%
Mobile Water & Sewer Commissioners Water & Sewer RB, INS: AMBAC,
2.00%, 01/01/05	$1,585	$1,586,195

Alaska — 1.3%
Valdez Alaska Marine Terminal, RB, VRDB, Exxon Pipeline Co. Project**,
1.57%, 12/01/04	2,000	2,000,000
1.60%, 12/01/04	1,000	1,000,000

		3,000,000

Arizona — 3.5%
Phoenix Water Systems, RB, TECP, LIQ: Dexia Credit Local,
1.70%, 03/02/05	3,000	3,000,000
Salt River Agriculture Improvement & Power Distribution, RB, TECP, Salt River Project, LIQ: Wells Fargo, Marshall & Isley, Bank One, Morgan Guaranty, Bank of New York, Bank of America,
1.28%, 12/08/04	3,000	3,000,000
1.84%, 03/04/05	2,000	2,000,000

		8,000,000

California — 6.0%
California Department of Water & Power Resources and Power Supply, RB, VRDB:SPA: Dexia Credit Local**,
1.64%, 12/02/04	2,000	2,000,000
California State Economic Recovery, RB, VRDB SPA: Landesbank Baden — Wurttenburg,
1.74%, 07/01/23	5,000	5,000,000
City of Fremont, COP, VRDB, Maintenance Center & Fire Project, INS: AMBAC, SPA: Dexia Credit Local**,
1.67%, 12/02/04	6,690	6,690,000

		13,690,000

Connecticut — 1.9%
Connecticut St Spl, Prerefunded 06/01/05 @ 101
5.40%, 06/01/09	2,160	2,219,150
Connecticut State Health & Educational Facilities, Yale University, RB, VRDB**,
1.72%, 12/01/04	1,000	1,000,000

	Par (000)	Value

MUNICIPAL BONDS — Continued
Connecticut — Continued
Connecticut State, GO, VRDB, SPA: Bayerische Landesbank**,
1.63%, 12/01/04	$1,100	$1,100,000

		4,319,150

District of Columbia — 2.2%
District of Columbia, RB, VRDB, George Washington University, INS: MBIA, SPA: Bank of America**,
1.68%, 12/01/04	5,000	5,000,000

Florida — 6.7%
Palm Beach County, GO,
7.00%, 12/01/04	1,300	1,300,000
Sarasota County Florida Public Hospital, RB**, VRDB Ins: AMBAC
1.74%, 12/01/04	6,000	6,000,000
University Athletic Association, RB, VRDB, University of Florida Stadium Project, Capital Improvements, LOC: Sun Trust**,
1.74%, 12/01/04	3,300	3,300,000
Volusia County Health Facilities Authority, RB, VRDB, Pooled Hospital Lending Program, INS: FGIC, SPA: Sun Trust**,
1.58%, 12/01/04	4,800	4,800,000

		15,400,000

Illinois — 1.7%
Cook County Community Construction, GO, VRDB, Schaumburg Township, SPA: Heleba**,
1.71%, 12/01/04	1,000	1,000,000
Illinois Health Facilities Authority, RB, VRDB, Rush Presbyterian — St. Lukes Medical Center, LIQ: Northern Trust**,
1.71%, 12/01/04	815	815,000
Illinois Health Facilities Authority, RB, VRDB. St Lukes Medical Center, INS: MBIA, SPA: Bank One**,
1.71%, 12/01/04	2,000	2,000,000

		3,815,000

Indiana — 0.3%
St Joseph County Educational Facilities, RB, VRDB, University of Notre Dame, LIQ: Northern Trust, Fifth Third**,
1.59%, 12/02/04	700	700,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Statement of Net Assets — Continued

November 30, 2004

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — Continued
Louisiana — 0.7%
St Charles Parish, RB, VRDB, PCRB, Shell Oil Company Project**,
1.64%, 12/01/04	$1,550	$1,550,000

Maryland — 9.6%
City of Baltimore IDA, RB, VRDB, Capital Acquisition, LOC: Bayerische Landesbank**,
1.67%, 12/02/04	2,000	2,000,000
Maryland Health & Higher Education, RB, TECP, Johns Hopkins University,
1.51%, 12/07/04	2,336	2,336,000
1.71%, 12/16/04	3,000	3,000,000
Montgomery County, BAN, TECP, LIQ: Toronto Dominion,
1.60%, 01/06/05	1,700	1,700,000
University Systems of Maryland, COP, VRDB, College Park Business School, LOC: Bank of America**,
1.70%, 12/02/04	4,700	4,700,000
Washington Suburban District, GO, VRDB, BAN, SPA: Bank of America**,
1.67%, 12/01/04	3,475	3,475,000
1.67%, 12/01/04	5,050	5,050,000

		22,261,000

Massachusetts — 4.0%
Boston, GO,
5.25%, 02/01/05	1,025	1,032,337
Massachusetts State Water Revenue Authority, RB, TECP, LIQ: Bayerische Landesbank Gironzentrale,
1.60%, 12/07/04	4,000	4,000,000
Massachusetts State, GO, Prerefunded 07/01/05 @ 101,
5.50%, 07/01/09	2,000	2,061,663
Massachusetts State, GO, VRDB, SPA: State Street Bank and Trust**,
1.73%, 12/02/04	2,000	2,000,000

		9,094,000

Michigan — 2.2%
University of Michigan, RB, TECP,
1.85%, 02/01/05	3,000	3,000,000
University of Michigan, RB, VRDB, University Hospital**,
1.68%, 12/01/04	2,000	2,000,000

		5,000,000

	Par (000)	Value

MUNICIPAL BONDS — Continued
Minnesota — 5.0%
Minneapolis, RB, VRDB, University Gateway Project, SPA: Wells Fargo Bank**,
1.59%, 12/02/04	$6,000	$6,000,000
Rochester Minnesota Health, RB, TECP, Mayo Foundation,
1.85%, 01/13/05	3,000	3,000,000
1.85%, 01/13/05	2,400	2,400,000

		11,400,000

Missouri — 0.7%
Missouri State Health & Educational Facilities, RB, VRDB, Washington University Project, SPA: Morgan Guaranty Trust**,
1.68%, 12/01/04	650	650,000
1.68%, 12/01/04	1,040	1,040,000

		1,690,000

New York — 6.8%
Long Island Power Authority, RB, VRDB, INS: MBIA, SPA: Credit Suisse First Boston**,
1.58%, 12/01/04	4,000	4,000,000
New York City Municipal Water Finance Authority, Water & Sewer System, RB, VRDB, INS: FGIC, SPA: FGIC**,
1.67%, 12/01/04	2,000	2,000,000
New York City Transitional Financial Authority, RB, VRDB, New York City Recovery, SPA: Bank of New York**,
1.74%, 12/01/04	1,000	1,000,000
New York Environmental Facilities Corp, RB, TECP,
1.60%, 12/08/04	6,500	6,500,000
New York Urban Development Corp, RB, ETM,
6.00%, 01/01/05	2,000	2,007,832

		15,507,832

North Carolina — 7.6%
City of Durham, COP, VRDB, SPA: Wachovia Bank of North Carolina**,
1.73%, 12/02/04	700	700,000
North Carolina Eastern Municipal Power Agency Systems Revenue, Ins: MBIA,
5.50%, 01/01/05	5,000	5,017,482

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Statement of Net Assets — Continued

November 30, 2004

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — Continued
North Carolina — Continued
North Carolina Educational Facilities, Financial Agency Revenue, RB, VRDB, Duke University Project**,
0.93%, 12/01/04	$5,420	$5,420,001
University of North Carolina, RB, VRDB**,
1.65%, 12/01/04	4,200	4,200,000
Winston Salem Community Treatment Facilities Partnership, COP, VRDN, SPA: Dexia Credit Local**,
1.65%, 12/02/04	2,000	2,000,000

		17,337,483

Ohio — 2.8%
Ohio State University, TECP,
1.60%, 12/07/04	3,000	3,000,000
Ohio State University General Receipts, RB, VRDB**,
1.65%, 12/02/04	1,600	1,600,000
Ohio St, GO,
5.00%, 02/01/05	1,730	1,740,680

		6,340,680

Oklahoma — 0.9%
Oklahoma City GO,
4.00%, 03/01/05	1,955	1,967,721

Oregon — 1.1%
Oregon State, GO, VRDB, SPA: Morgan Guaranty Trust**,
1.65%, 12/01/04	2,600	2,600,000

Pennsylvania — 4.2%
Allentown Commercial & Industrial Development, RB, VRDB, Diocese of Allentown. LOC: Wachovia Bank**,
1.69%, 12/01/04	1,000	1,000,000
Delaware County IDA, RB, VRDB, General Electric**,
1.66%, 12/01/04	2,200	2,200,000
Pennsylvania State University, RB, VRDB, SPA: Westdeutsche Landesbank**,
1.67%, 12/02/04	2,500	2,500,000
Pennsylvania State, GO,
5.00%, 02/01/05	4,000	4,025,096

		9,725,096

South Carolina — 4.7%
Berkeley County, RB, PCRB, VRDB, GTD, Amoco Chemical Company Project**,
1.68%, 12/01/04	2,200	2,200,000

	Par (000)	Value

MUNICIPAL BONDS — Continued
South Carolina — Continued
South Carolina Public Service, RB, TECP, LIQ: Dexia Credit Local,
1.62%, 12/09/04	$8,600	$8,600,000

		10,800,000

Tennessee — 1.3%
Tennessee State Local Development Authority, BAN, RB,
3.00%, 05/31/05	3,000	3,022,035

Texas — 9.7%
Dallas Area Rapid Transit, RB, TECP, LIQ: Westdeutsche Landesbank, State Street Bank & Trust
1.80%, 01/07/05	4,200	4,200,000
Harris County, GO, TECP, RCA: Bank of Nova Scotia,
1.51%, 12/07/04	1,000	1,000,000
North Central Texas Health Facilities Development, RB, VRDB, Presbyterian Medical Center, INS: MBIA, SPA: Chase Manhattan**,
1.64%, 12/01/04	1,200	1,200,000
Red River Educational Finance Corporation, RB, VRDB, Texas Christian University Project**,
1.70%, 12/01/04	2,000	2,000,000
San Antonio Gas & Electric, RB, TECP,
1.80%, 01/19/05	4,000	4,000,000
Texas State Tax & Revenue, RAN,
3.00%, 08/31/05	5,000	5,051,496
Texas State Public Finance Auth, RB, Prerefunded 04/01/05 @ 100,
5.60%, 10/01/09	5,000	5,068,823

		22,520,319

Utah — 3.3%
Intermountain Power Agency, RB, TECP, INS: AMBAC, SPA: Morgan Guaranty Trust,
1.15%, 12/02/04	4,000	4,000,000
1.33%, 12/07/04	2,000	2,000,000
Salt Lake County, RB, VRDB, PCRB, Service Station Holdings Project, BP Amoco**,
1.68%, 12/01/04	1,500	1,500,000

		7,500,000

Virginia — 9.0%
IDA of Hampton, RB, TECP Sentara Health Systems, LIQ: Wachovia Bank,
1.33%, 12/07/04	3,000	3,000,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Statement of Net Assets — Concluded

November 30, 2004

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — Continued
Virginia — Continued
Loudoun County IDA, RB, VRDB, Howard Hughes Medical Institute**
1.65%, 12/01/04	$4,155	$4,155,000
1.695%, 12/01/04	3,000	3,000,000
Peninsula Port Authority of Virginia, RB, TECP, LIQ: U.S. Bank,
1.84%, 03/02/05	5,000	5,000,000
University of Virginia, RB, TECP,
1.74%, 12/07/04	1,600	1,600,000
1.60%, 12/08/04	4,000	4,000,000

		20,755,000

Wisconsin — 0.5%
State of Wisconsin GO, TECP, SPA: Bank of Nova Scotia,
1.64%, 01/06/05	1,071	1,071,000

TOTAL MUNICIPAL BONDS
(Cost $225,652,511)		225,652,511

	Shares
INVESTMENT COMPANIES — 1.3%
Black Rock Provident Institutional Funds — MuniFund	2,781,118	2,781,118
Goldman Sachs Financial Square Tax-Free Money Market Fund	189,264	189,264

TOTAL INVESTMENT COMPANIES
(Cost $2,970,382)		2,970,382

TOTAL INVESTMENT IN SECURITIES — 99.7%
(Cost $228,622,893*)		228,622,893
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		602,306

NET ASSETS — 100%		$229,225,199

Value

NET ASSET VALUE PER SHARE
Institutional Shares
($219,246,174 ÷ 219,324,546 shares outstanding)	$1.00

Class A Shares
($9,978,013 ÷ 9,978,401 shares outstanding)	$1.00

Class C Shares
($1,012 ÷ 1,012 shares outstanding)	$1.00

*	Aggregate cost for Federal income tax purposes.
**	The rates shown are as of November 30, 2004 and the maturity dates shown are shorter of (i) the next interest readjustment or (ii) the date on which the principal amount can be recovered through demand

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Statement of Net Assets

November 30, 2004

(Unaudited)

	Shares	Value

COMMON STOCKS — 99.4%
Consumer Discretionary — 16.1%
Amazon Co., Inc.*,**	215,000	$8,531,200
Comcast Corp. — Class A*	346,940	10,422,078
Ebay, Inc.*,**	28,950	3,255,428
Gannett Co., Inc.	106,580	8,791,784
Harley-Davidson, Inc.	48,300	2,792,706
Home Depot, Inc.	201,870	8,428,073
Johnson Controls, Inc.	107,890	6,624,446
Sony Corp. ADR	137,205	4,988,774
Tiffany & Co.	337,410	10,324,746
Walt Disney Co.	397,140	10,675,122

		74,834,357

Consumer Staples — 10.2%
Coca-Cola Co.	88,580	3,482,080
General Mills, Inc.	287,910	13,097,025
Nestle ADR	162,550	10,435,710
Procter & Gamble Co.	184,750	9,880,430
Sysco Corp.	308,510	10,720,723

		47,615,968

Energy — 6.9%
BP PLC — ADR	148,410	9,104,954
Exxon Mobil Corp.	324,572	16,634,314
Schlumberger Ltd.**	95,020	6,236,163

		31,975,431

Financials — 19.4%
Berkshire Hathaway B, Inc.*	3,387	9,415,860
Capital One Financial	84,020	6,602,292
Fifth Third Bancorp	122,220	6,154,999
J.P. Morgan Chase & Co.	74,142	2,791,446
Jefferson Pilot Corp.**	213,175	10,486,078
Legg Mason, Inc.	213,439	14,543,734
MBNA Corp.	310,340	8,242,630
Moody’s Corp.	99,290	8,017,668
Morgan Stanley Dean Witter & Co.	89,700	4,552,275
Simon Property Group, Inc.	40,520	2,515,482
State Street Corp.	253,020	11,274,571
Wells Fargo Co.	100,640	6,216,533

		90,813,568

Health Care — 14.1%
Abbott Laboratories	187,690	7,875,472
Alcon, Inc.	86,670	6,458,648
Cephalon, Inc.*,**	119,320	5,671,280
Hospira, Inc.*	153,169	4,936,637
Johnson & Johnson	224,670	13,552,094
Medco Health Solutions, Inc.*	221,131	8,341,061
Medtronic, Inc.	223,190	10,724,280
Pfizer, Inc.	300,810	8,353,494

		65,912,966

	Shares	Value

COMMON STOCKS — Continued
Industrials — 11.0%
3M Co.	159,950	$12,730,421
Caterpillar, Inc.	68,970	6,314,204
Illinois Tool Works, Inc.	49,880	4,700,192
Ingersoll Rand Co.	47,870	3,562,485
Tyco International, Ltd.	344,060	11,687,718
United Technologies	123,890	12,089,186

		51,084,206

Information Technology — 16.6%
Adobe Systems, Inc.	138,540	8,389,982
Automatic Data Processing, Inc.	99,850	4,546,171
Cisco Systems*	165,310	3,092,950
Dell Computer Corp.*,**	208,330	8,441,532
Electronic Arts, Inc.*,**	194,290	9,500,781
Intel Corp.	434,295	9,706,493
Intuit, Inc.*	244,930	10,247,871
Microsoft**	480,870	12,892,124
Qualcomm, Inc.	153,740	6,398,659
SAP AG ADR	35,860	1,595,770
Texas Instruments, Inc.	114,410	2,766,434

		77,578,767

Materials — 0.5%
Alcoa, Inc.	68,090	2,313,698

Telecommunication — 3.5%
Nextel Communications, Inc. — Class A*	178,350	5,075,841
Vodafone ADR	404,700	11,036,169

		16,112,010

Utilities — 1.1%
Xcel Energy, Inc.**	278,110	5,022,667

TOTAL COMMON STOCKS
(Cost $379,908,584)		463,263,638

	Par (000)
REPURCHASE AGREEMENT — 0.2%
Morgan Stanley Securities, Inc.
(Agreement dated 11/30/04 to be repurchased at $730,038 collateralized by $745,000 (Value $745,835) U.S. Treasury Notes, 13.875%, due 08/31/05) 1.89%, 12/01/04	$ 730	730,000

TOTAL REPURCHASE AGREEMENT
(Cost $730,000)		730,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Statement of Net Assets — Concluded

November 30, 2004

(Unaudited)

	Par (000)	Value

SECURITIES LENDING COLLATERAL — 14.8%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (Note 1.I)	$69,109	$69,109,117

TOTAL SECURITIES LENDING COLLATERAL
(Cost $69,109,117)		69,109,117

TOTAL INVESTMENT IN SECURITIES — 114.4%
(Cost $449,747,700)		533,102,755
OTHER LIABILITIES IN EXCESS OF ASSETS — (14.4%)		(67,207,658)

NET ASSETS — 100%		$465,895,097

Value

NET ASSET VALUE PER SHARE
Institutional Shares
(457,079,222 ÷ 24,739,390 shares outstanding)	$18.48

Class A Shares
(6,208,391 ÷ 337,402 shares outstanding)	$18.40

Class C Shares
(2,607,484 ÷ 142,777 shares outstanding)	$18.26

*	Non-income producing securities
**	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer
***	Aggregate cost for Federal income tax purposes is $380,638,583. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$92,815,541
Excess of Tax cost over value	$(9,460,486)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Statement of Net Assets

November 30, 2004

(Unaudited)

	Shares	Value

COMMON STOCKS — 96.9%
Consumer Discretionary — 5.7%
Comcast Corp. — Class A (b)	17,590	$528,404
Gannett Co., Inc.	12,260	1,011,327
General Motors Corp.*	22,870	882,553
Harley-Davidson, Inc.	20,310	1,174,325
May Department Stores Co.	25,200	708,624
Viacom, Inc. — Class B	26,770	928,919

		5,234,152

Consumer Staples — 10.3%
Anheuser Busch Companies, Inc.	19,930	998,294
Coca-Cola Co.	17,130	673,380
Conagra	50,820	1,374,681
General Mills, Inc.	37,430	1,702,691
Nestle ADR	15,470	993,174
Procter & Gamble Co.	35,630	1,905,492
Wal-Mart Stores, Inc.	35,527	1,849,536

		9,497,248

Energy — 13.6%
BP PLC — ADR	61,015	3,743,270
Chevron-Texaco Corp.	31,780	1,735,188
Exxon Mobil Corp.	52,920	2,712,150
Halliburton Co.	48,940	2,023,669
Royal Dutch Petroleum — New York Shares — ADR *	41,220	2,360,257

		12,574,534

Financials — 24.6%
Archstone-Smith Trust*	71,295	2,602,267
Bank of America Corp.	41,640	1,926,683
Bank of New York	41,920	1,379,587
Chubb Corp.	15,400	1,173,634
Citigroup, Inc.	53,730	2,404,417
J.P. Morgan Chase & Co.	33,590	1,264,664
Lincoln National Corp.	39,540	1,819,631
MBNA Corp.	63,230	1,679,389
Morgan Stanley Dean Witter & Co.	24,420	1,239,315
Simon Property Group, Inc.	36,900	2,290,751
T Rowe Price Group, Inc.	20,885	1,235,557
Wachovia Corp.	35,711	1,848,044
Wells Fargo Co.	29,930	1,848,776

		22,712,715

Health Care — 8.8%
Abbott Laboratories	29,690	1,245,792
Johnson & Johnson	22,680	1,368,058
Lilly (Eli), & Co.	15,705	837,548
Medco Health Solutions, Inc. (b)	22,800	860,016
Merck & Co, Inc.	24,125	675,983
Pfizer, Inc.	56,740	1,575,669
Wyeth Co.	38,510	1,535,394

		8,098,460

	Shares	Value

COMMON STOCKS — Continued
Industrials — 10.0%
3M Co.	12,550	$998,855
Caterpillar, Inc.	14,640	1,340,292
Emerson Electric Co.	27,020	1,805,476
General Electric Co.	70,470	2,491,819
Honeywell International	43,615	1,540,918
United Technologies	11,400	1,112,412

		9,289,772

Information Technology — 7.6%
Automatic Data Processing, Inc.	22,770	1,036,718
IBM	22,080	2,080,819
Intel Corp.	43,790	978,707
Microsoft*	68,640	1,840,238
Nokia Corp. ADR	69,380	1,121,875

		7,058,357

Materials — 5.7%
Air Products & Chemicals	30,450	1,743,263
Alcoa, Inc.	27,500	934,450
Du Pont E I De Nemours	38,510	1,745,273
Weyerhaeuser Co.	13,540	893,640

		5,316,626

Telecommunication — 6.6%
Alltel Corp.	24,540	1,391,173
BellSouth Corp.	31,630	848,317
SBC Communications, Inc.	49,990	1,258,248
Verizon Communications	41,470	1,709,807
Vodafone ADR	34,480	940,270

		6,147,815

Utilities — 4.0%
Duke Energy Corp.*	43,430	1,097,910
Keyspan Corp.	22,690	896,709
Xcel Energy, Inc.*	94,430	1,705,406

		3,700,025

TOTAL COMMON STOCKS
(Cost $70,218,197)		89,629,704

	Par (000)
REPURCHASE AGREEMENT — 2.7%
Banc of America Securities, LLC
(Agreement Dated 11/30/04 to be repurchased at $2,541,134 collateralized by $1,885,000 (Value $2,579,930) U.S. Treasury Notes, 8.125%, due 8/15/19) 1.90, 12/01/04	$2,541	2,541,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,541,000)		2,541,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Statement of Net Assets — Concluded

November 30, 2004

(Unaudited)

	Par (000)	Value

SECURITIES LENDING COLLATERAL — 9.9%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (Note 1.I)	$9,195	$9,195,472

TOTAL SECURITIES LENDING COLLATERAL
(Cost $9,195,472)		9,195,472

TOTAL INVESTMENT IN SECURITIES — 109.5%
(Cost $81,954,669**)		101,366,176
OTHER LIABILITIES IN EXCESS OF ASSETS — (9.5)%		(8,813,100)

NET ASSETS — 100%		$92,553,076

Value

NET ASSET VALUE PER SHARE
Institutional Shares
(92,110,466 ÷ 19,409,720 shares outstanding)	$4.75

Class A Shares
(376,493 ÷ 79,426 shares outstanding)	$4.74

Class C Shares
(66,117 ÷ 13,918 shares outstanding)	$4.75

*	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer
**	Aggregate cost for Federal income tax purposes is $72,759,197.01. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$23,387,602
Excess of Tax cost over value	$(3,976,095)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Statement of Net Assets

November 30, 2004

(Unaudited)

	Shares	Value

COMMON STOCKS — 97.8%
Consumer Discretionary — 17.9%
Amazon Co., Inc.*,**	6,260	$248,397
Cheesecake Factory*,**	9,500	464,455
Comcast Corp. — Class A*	15,110	453,904
DIRECTV Group, Inc.*	14,890	238,091
Ebay, Inc.*,**	3,070	345,222
Harley-Davidson, Inc.	8,910	515,176
Home Depot, Inc.	12,420	518,535
Sony Corp. ADR	9,940	361,418
Target Corp.	11,570	592,615
Tiffany & Co.	22,480	687,889
Time Warner, Inc.*	13,680	242,273
Viacom, Inc. — Class B	15,260	529,522
Walt Disney Co.	19,580	526,310

		5,723,807

Consumer Staples — 10.8%
Anheuser Busch Companies, Inc.	13,940	698,255
General Mills, Inc.	7,345	334,124
Nestle ADR	8,760	562,392
Pepsico, Inc.	12,310	614,392
Sysco Corp.	19,080	663,030
Wal-Mart Stores, Inc.	11,170	581,510

		3,453,703

Energy — 0.5%
National — Oilwell, Inc.*,**	4,840	175,208

Financials — 11.5%
American International Group	12,250	776,038
Capital One Financial	6,340	498,197
Fifth Third Bancorp	10,850	546,406
Instinet Group, Inc.*	45,760	274,102
Legg Mason, Inc.	7,575	516,161
Moody’s Corp.	5,550	448,163
State Street Corp.	13,540	603,342

		3,662,409

Health Care — 19.4%
Alcon, Inc.	7,670	571,568
Amgen, Inc.*	12,480	749,299
Cephalon, Inc.*,**	12,300	584,619
Guidant Corp.	6,720	435,658
Johnson & Johnson	8,490	512,117
Lilly (Eli), & Co.	6,275	334,646
Medco Health Solutions, Inc.*	14,890	561,651
Medtronic, Inc.	9,100	437,255
Pfizer, Inc.	54,875	1,523,878
Wyeth Co.	12,200	486,414

		6,197,105

Industrials — 8.3%
Illinois Tool Works, Inc.	6,095	574,332
Ingersoll Rand Co.	5,320	395,914
Southwest Airlines Co.	17,710	278,578
Tyco International, Ltd.	14,620	496,641

	Shares	Value

COMMON STOCKS — Continued
Industrials — Continued
United Technologies	9,160	$893,834

		2,639,299

Information Technology — 25.8%
Automatic Data Processing, Inc.	18,760	854,142
Cisco Systems*	57,750	1,080,502
Dell Computer Corp.*,**	18,990	769,475
Electronic Arts, Inc.*,**	10,070	492,423
Intel Corp.	33,480	748,278
Intuit, Inc.*	13,410	561,074
Lexmark International, Inc.*	6,200	526,380
Microsoft**	50,860	1,363,556
Qualcomm, Inc.	9,030	375,829
SAP AG ADR	13,420	597,190
Texas Instruments, Inc.	20,370	492,547
Veritas Software Corp.*	18,580	406,902

		8,268,298

Materials — 0.5%
Alcoa, Inc.	4,970	168,881

Telecommunication — 3.1%
Nextel Communications, Inc. — Class A*	18,035	513,276
Vodafone ADR	16,970	462,772

		976,048

TOTAL COMMON STOCKS
(Cost $25,486,615)		31,264,758

	Par (000)
REPURCHASE AGREEMENT — 1.7%
Banc of America Securities, LLC
(Agreement Dated 11/30/04 to be repurchased at $541,029 collateralized by $405,000 (Value $554,309) U.S. Treasury Notes, 8.125%, due 8/15/19) 1.90%, 12/01/04	$ 541	541,000

TOTAL REPURCHASE AGREEMENTS
(Cost $541,000)		541,000

SECURITIES LENDING COLLATERAL — 13.4%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (Note 1.I)	4,272	4,271,976

TOTAL SECURITIES LENDING COLLATERAL
(Cost $4,271,976)		4,271,976

TOTAL INVESTMENT IN SECURITIES — 112.9%
(Cost $30,299,591)		36,077,734
OTHER LIABILITIES IN EXCESS OF ASSETS — (12.9)%		(4,118,706)

NET ASSETS — 100%		$31,959,028

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Statement of Net Assets — Concluded

November 30, 2004

(Unaudited)

Value

NET ASSET VALUE PER SHARE
Institutional Shares
(31,687,079 ÷ 4,661,396 shares outstanding)	$6.80

Class A Shares
(256,680 ÷ 38,004 shares outstanding)	$6.75

Class C Shares
(15,269 ÷ 2,281 shares outstanding)	$6.69

*	Non-Income producing securities
**	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer.
***	Aggregate cost for Federal income tax purposes is $26,027,616. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$6,418,715
Excess of tax cost over value	$(640,571)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Statement of Net Assets

November 30, 2004

(Unaudited)

	Shares	Value

COMMON STOCKS — 96.4%
Autos & Transportation — 4.2%
Alexander & Baldwin, Inc.	33,800	$1,430,078
Continental Airlines*,**	25,500	284,070
Kirby Corp.*	20,200	919,504
Knight Transportation*	59,300	1,429,130
Old Dominion Freight Line, Inc.*	18,100	567,435
SCS Transportation, Inc.*	11,500	243,225
Skywest, Inc.	17,700	336,831
Thor Industries, Inc.	25,600	855,040
Wabtec	43,000	884,510
Yellow Roadway Corp.*,**	14,900	787,465

		7,737,288

Consumer Discretionary — 22.9%
A.H. Belo Corp.	16,000	403,520
Advisory Board*	44,900	1,599,787
AMERICA’S Car Mart, Inc.*	20,100	737,670
Ann Taylor Stores Corp.*	36,400	798,616
Ask Jeeves, Inc.*	44,200	1,142,128
Audible, Inc.*	37,600	1,051,296
Brinks Co.	31,300	1,208,493
Build-A-Bear Workshop, Inc.*	41,200	1,210,456
Carters, Inc.*	27,200	954,720
Casella Waste Systems, Class A*	45,900	693,549
Cato Corp.	40,500	1,080,540
Charles River Associates*,**	43,100	1,859,334
Cheesecake Factory*,**	24,800	1,212,472
Coach, Inc.*	23,600	1,176,224
Cost Plus, Inc.*	26,000	826,280
Department 56, Inc.*	17,700	299,661
Electronics Boutique Holdings Corp.*	24,100	938,695
First Cash Services, Inc.*	70,550	1,837,122
Four Season Hotels	8,900	627,361
Furniture Brands Intl.	21,400	519,806
Gevity HR, Inc.	48,300	855,393
Guitar Center, Inc.*	27,800	1,344,964
Hibbett Sporting Goods*	74,800	1,852,796
Insight Enterprises, Inc.*	36,400	736,372
Intersections, Inc.*	56,200	1,011,600
Jo-Ann Stores, Inc.*	15,975	439,632
K-Swiss, Inc., Class S	37,400	1,013,241
Kellwood Co.	21,100	734,491
LIN TV Corp.*	93,800	1,690,276
Oakley, Inc.	32,300	392,445
Phillips-Van Heusen Corp.	18,800	513,240
Pier 1 Imports	47,800	871,872
Rare Hospitality International, Inc.*	29,500	883,820
Reebok International Ltd.**	15,600	606,528
Service Corp. International*	85,500	603,630
Shopko Stores, Inc.*	29,500	527,460

	Shares	Value

COMMON STOCKS — Continued
Consumer Discretionary — Continued
Sonic Corp.*,**	52,712	$1,537,609
Sports Authority, Inc.*	15,691	447,350
Take-Two Interactive*	17,400	608,130
Tractor Supply Co.*	23,800	754,936
United Stationers, Inc.*	17,000	813,960
Urban Outfitters, Inc.*	58,500	2,486,250
Wolverine World Wide	25,100	751,745

		41,655,470

Consumer Staples — 1.3%
Bunge Ltd.	21,700	1,144,024
Constellation Brands, Inc.*	27,800	1,242,660

		2,386,684

Energy — 4.9%
Arch Coal, Inc.	27,100	1,035,220
Energy Partners Ltd.*	56,300	1,090,531
FMC Technologies, Inc.*	23,500	771,975
Grey Wolf, Inc.*	134,300	738,650
Magnum Hunter Resources*	83,500	1,118,900
Newfield Exploration Co.*	20,500	1,288,425
Newpark Resources, Inc.*	116,000	663,520
W-H Energy Services, Inc.*	42,200	964,692
Whiting Petroleum Corp.*	36,800	1,252,672

		8,924,585

Financial Services — 17.8%
Amerus Group	23,900	1,041,323
Ashford Hospitality Trust	34,900	345,510
Boston Private Financial	36,700	994,203
Brookline Bancorp	66,200	1,072,440
Camden Property Trust**	19,300	946,279
Capitalsource, Inc.*,**	67,100	1,556,720
Colonial Bancgroup, Inc.**	58,500	1,241,955
Commercial Federal	27,500	801,075
Compass Bancshares	17,800	828,768
Corillian Corp.*	268,900	1,562,309
Delphi Financial Group	49,300	2,290,478
Downey Financial Corp.	49,400	2,852,357
First Republic Bank	19,800	1,017,522
Greater Bay Bancorp**	33,700	978,985
Greenhill & Co., Inc.	5,600	152,320
Harleysville Group	22,200	533,688
Highland Hospitality	50,000	563,000
Hub International Ltd.	24,500	421,645
Ipayment, Inc.*	35,400	1,360,776
MAF Bancorp, Inc.**	19,100	876,690
Platinum Underwriters	24,500	730,345
Prentiss Properties Trust	21,900	818,841
Primus Guaranty Ltd.*	16,300	233,905
Provident Bankshares	26,500	973,610
RAIT Investment Trust	33,800	946,400

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Statement of Net Assets — Continued

November 30, 2004

(Unaudited)

	Shares	Value

COMMON STOCKS — Continued
Financial Services — Continued
Reckson Assoc Realty Corp.	23,200	$751,216
Republic Bancorp	37,884	588,717
Silicon Valley Bancshares*	43,200	1,813,536
Sterling Financial*	16,111	643,634
Transaction Systems Architects, Inc.*	23,200	476,064
Westcorp	38,000	1,606,640
World Acceptance Corp.*	11,600	299,164
WR Berkley Corp.	27,300	1,238,055

		32,558,170

Health Care — 14.4%
Alderwoods Group, Inc.*	62,300	659,134
Align Technology, Inc.*	111,300	1,176,441
Animas Corp.*,**	25,200	408,240
Arrow International, Inc.	16,600	501,984
Conceptus, Inc.*,**	52,600	469,718
CV Therapeutics*,**	124,800	2,705,663
Digene Corp.*	44,200	1,068,889
Dyax Corp.*	106,000	840,580
Genesis Healthcare*	15,650	504,713
Immucor, Inc.*	43,450	1,396,918
Inspire Pharmaceuticals*	71,700	1,284,147
Isolagen, Inc.*,**	102,500	777,975
Kindred Healthcare, Inc.*	25,400	693,420
Medicis Pharmaceutical	33,000	1,214,070
MGI Pharma, Inc.*,**	49,200	1,327,908
Nektar Therapeutics*	83,300	1,556,461
North American Scientific*	78,800	354,600
Ocular Sciences, Inc.*	8,800	425,163
Owens & Minor, Inc.	31,600	876,900
Pain Therapeutics*	139,900	1,053,447
Pozen, Inc.*	104,400	724,536
Protein Design Labs*,**	89,200	1,616,304
Rehabcare Group, Inc.*	20,100	529,032
Rigel Pharmaceuticals, Inc.*,**	35,100	878,202
Transkaryotic Therapy, Inc.*	59,900	1,366,319
United Therapeutics Corp.*	45,500	2,002,454

		26,413,218

Management Consulting Services — 1.2%
Navigant Consulting, Inc.*	40,300	941,005
Resources Connection*	29,300	1,329,048

		2,270,053

Materials & Processing — 9.2%
Crown Holdings, Inc.*	57,400	734,720
Gilbraltar Industries, Inc.	33,300	802,197
Golden Star Resources*	89,600	387,072
Griffon Corp.*,**	49,600	1,243,968
H. B. Fuller Co.	22,100	632,502
Harsco Corp.	17,100	908,865

	Shares	Value

COMMON STOCKS — Continued
Materials & Processing — Continued
Insituform Technologies*	20,300	$473,802
Jacobs Engineering Group, Inc.*	12,300	565,431
Kaydon Corp.	29,100	945,168
Louisiana-Pacific Corp.	31,400	768,358
Macdermid, Inc.	30,100	1,108,282
Meridian Gold*	41,300	808,241
Mueller Industries, Inc.	14,700	451,731
Pactiv Corp.*	33,100	822,535
Polyone Corp.*	73,900	682,097
Spartech	24,100	673,595
St. Joe Co.	17,900	981,815
Texas Industries	21,400	1,284,000
Universal Forest Products	8,400	362,544
Walter Industries, Inc.	33,400	841,012
Wausau-Mosinee Paper	29,700	533,115
Westlake Chemical Corp	27,800	872,642

		16,883,692

Producer Durables — 3.6%
Crane Co.	23,600	714,136
Cymer, Inc.*	37,900	1,152,918
Engineered Support Systems**	22,800	1,254,000
Federal Signal Corp.	16,400	282,080
KB Home	12,400	1,089,836
ROFIN-SINAR Technologies, Inc.*	16,200	631,800
Smith (A.O.) Corp.	12,100	363,605
Terex Corp.*	14,200	650,928
WCI Communities, Inc.*	16,000	409,920

		6,549,223

Technology — 15.1%
Agile Software Corp.*	165,900	1,386,924
Akamai Technologies*,**	90,000	1,165,500
Bell Microproducts*	48,900	418,095
Checkpoint Systems, Inc.*	38,800	716,248
Datastream Systems, Inc.*	62,400	368,160
Entegris, Inc.*	66,900	654,282
Herley Industries, Inc.*	27,000	555,930
Identix, Inc.*	47,500	376,675
InPhonic, Inc.*	10,800	275,508
International Rectifier*	18,600	787,524
Interwoven Software, Inc.*	60,900	590,730
Ivillage, Inc.*	178,600	847,457
Manhattan Associates*	51,800	1,258,740
Matrix One, Inc.*	230,900	1,526,249
Merix Corp.*	59,100	643,008
Netgear, Inc.*,**	67,300	1,103,720
O2Micro International Ltd.*	141,300	1,709,730
Overland Storage, Inc.*	39,400	585,090
Photronics*	18,700	352,308
Plexus Corp.*	50,300	691,625
Power Integrations*	53,400	1,053,582

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Statement of Net Assets — Concluded

November 30, 2004

(Unaudited)

	Shares	Value

COMMON STOCKS — Continued
Technology — Continued
QAD, Inc.	38,800	$319,712
Skyworks Solutions, Inc.*	214,000	2,125,020
Storage Technology Corp.*	32,300	941,222
SupportSoft, Inc.*	107,100	544,068
Symbol Technologies, Inc.	49,800	754,968
Synnex Corp.*	31,000	663,400
Tech Data Corp.*	14,400	653,616
Technitrol, Inc.*	46,000	793,500
Tessera Technologies*,**	53,200	1,891,260
United Defense Industries, Inc.*	18,500	838,050
Varian, Inc.*	27,500	1,029,875

		27,621,776

Utilities — 1.8%
Black Hills Corp.	9,700	297,887
El Paso Electric Co.*	35,100	630,045
Mediacom Corp.*	158,900	829,458
PNM Resources	32,550	828,072
Southwest Gas Corp.	28,400	721,360

		3,306,822

TOTAL COMMON STOCKS
(Cost $139,888,068)		176,306,981

EXCHANGE TRADED FUNDS — 0.8%
Ishares Russell 2000**	7,300	1,383,642

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,037,177)		1,383,642

	Par (000)

AGENCY OBLIGATIONS — 3.1%
Fannie Mae — 3.1%
Discount Note,
1.83%, 12/15/04	$5,725	5,720,229

TOTAL AGENCY OBLIGATIONS
(Cost $5,720,547)		5,720,229

Par (000)		Value

SECURITIES LENDING COLLATERAL — 7.6%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (Note 1.I)	$13,969	$13,969,312

TOTAL SECURITIES LENDING COLLATERAL
(Cost $13,969,312)		13,969,312
TOTAL INVESTMENT IN SECURITIES — 107.9%
(Cost $160,615,104***)		197,380,164
OTHER LIABILITIES IN EXCESS OF ASSETS — (7.9)%		(14,470,909)

NET ASSETS — 100%		$182,909,255

NET ASSET VALUE PER SHARE
Institutional Shares
($180,972,867 ÷ 17,548,534 shares outstanding)		$10.31

Class A Shares
($1,294,905 ÷ 126,972 shares outstanding)		$10.20

Class C Shares
($641,483 ÷ 63,701 shares outstanding)		$10.07

*	Non-Income producing securities
**	Certain Amounts are temporarily on loan to an unaffiliated broker/dealer.
***	Aggregate cost for Federal income tax purposes is $146,645,792. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$40,922,875
Excess of tax cost over value	$(4,157,814)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Statement of Net Assets

November 30, 2004

(Unaudited)

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — 95.1%
Argentina — 0.0%
Grupo Financiero Galicia	8,396	$60,871

Australia — 1.6%
Amcor	17,813	102,414
AMP Ltd.	80,497	429,708
Billiton	14,573	174,696
John Fairfax Ltd.	50,931	168,344
National Australia Bank Ltd.	97,142	2,114,952
Newcrest Mining	49,731	674,488
Patrick Corp., Ltd.	39,249	191,247
Southcorp Ltd.*	49,055	138,925
Telstra Corp.	681,899	2,608,392

		6,603,166

Austria — 1.4%
Bank Austria Creditanstal	13,845	1,177,645
Erste Bank Der Oester	8,504	432,763
Flughafen Wien AG	3,003	215,122
OMV AG	1,703	449,166
Telekom Austria AG	179,892	3,060,295
Wienerberger Baustoffindustrie AG	9,160	406,615

		5,741,606

Belgium — 0.4%
Almancora Communications	2,909	226,173
Almanij	5,207	467,470
Belgacom SA*	4,961	197,803
Fortis	11,577	306,344
Inbev	5,201	190,920
KBC Bancassurance Holding	3,545	264,079

		1,652,789

Bermuda — 0.1%
Clear Media, Ltd.*	86,859	87,128
Texwinca Holdings Ltd.	176,000	164,095

		251,223

Brazil — 0.1%
Companhia De Consessoes	5,710	103,515
Rodoviarias
Companhia Vale Do Rio Doce	5,110	126,830

		230,345

Canada — 1.0%
Bema Gold Corp.*	48,340	176,440
Canadian Natural Resources	13,360	573,366
Centerra Gold, Inc.*	1,102	22,382
Eldorado Gold Corp.*	35,028	115,773
Encana Corp.	7,719	440,140
Ivanhoe Mines Ltd.*	6,632	47,409
Opti Canada, Inc.*	2,916	46,203

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Canada — Continued
Petro Canada	3,872	$220,750
Royal Bank of Canada**	38,233	2,006,424
Talisman Energy Inc.	3,882	109,207
Telesystem International Wireless, Inc.*	18,584	215,203

		3,973,297

China — 0.0%
Weiqiao Textile Company Ltd.	61,000	92,175
Wumart Stores, Inc.*	60,000	109,569

		201,744

Czech Republic — 0.5%
Ceske Energeticke Zavody A.S.	12,808	183,733
Cesky Telecom	17,005	252,688
Komercni Banka	12,369	1,784,427

		2,220,848

Denmark — 0.4%
BASF AG	8,116	547,958
Danske Bank	27,000	806,633
GN Store Nord A/S	3,000	30,993
Kobenhavns Lufthavne A/S	1,601	293,570

		1,679,154

Finland — 0.6%
Fortum Oyj**	11,244	194,868
Nokia A Shares	117,966	1,919,020
Stockmann Oyj Abp	2,000	60,871
UPM — Kymmene Oyj	10,600	238,790

		2,413,549

France — 9.0%
Accor SA	1,847	78,699
Air Liquide	524	90,605
Alcatel Alsthom*,**	57,669	899,812
Alstom SA*	75,620	57,287
Atos Origin*	1,924	127,676
Autoroutes du Sud de la France	5,571	273,731
Banque Nationale de Paris	40,370	2,806,092
Bouygues**	9,253	397,954
France Telecom	397,423	12,481,250
Gecina	1,221	115,054
Havas SA	39,602	218,953
JC Decaux SA*	4,520	120,026
L’Oreal	793	57,334
LVMH Moet Hennessy**	3,223	229,169
Pernod Ricard French	1,315	196,267
Publicis Groupe	3,334	110,200
Renault	27,710	2,266,762
Sanofi-Synthelabo SA	56,885	4,282,911

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Statement of Net Assets — Continued

November 30, 2004

(Unaudited)

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
France — Continued
Societe des Autoroutes Paris*	969	$55,378
Societe Generale	18,732	1,808,678
Societe Television Francaise 1	13,929	443,556
St. Gobain	3,941	224,230
Suez SA	16,362	384,685
Thales SA	6,968	298,291
Total Fina Elf**	36,348	7,956,380
Unibail SA	821	116,535
Vinci	2,890	357,785
Vivendi Environment	9,346	294,758
Vivendi Universal*	5,524	162,985

		36,913,043

Germany — 6.9%
Adidas AG	2,574	403,675
Allianz AG	2,760	345,542
Bayer AG	48,283	1,531,751
Bayer Hypo Vereins*	8,705	194,134
Bayerische Motoren Werke AG	52,108	2,209,207
Commerzbank AG*	12,346	246,947
Depfa Bank	3,428	55,583
Deutsche Bank AG	3,612	306,034
Deutsche Post	6,922	146,275
Deutsche Telekom*	239,836	5,087,315
E. On AG	13,975	1,178,487
Fraport AG	19,726	768,154
Freenet*	1,581	34,187
Fresenius Medical Care**	2,075	162,433
Henkel Kgaa	1,819	145,778
Henkel Kgaa-Vorzug	1,269	107,519
Hypo Real Estate Holdings*	6,040	234,001
Linde AG**	25,895	1,590,008
MAN AG	5,651	214,574
Metro GR	11,807	595,515
Muenchener Reuckversicherungs	20,534	2,331,992
Porsche**	4,783	3,051,287
Prosieben Sat.1 Media	21,864	365,554
Puma AG	201	55,645
Rhoen-Klinikum	1,813	99,756
RWE AG	9,437	502,317
Schering AG	7,656	545,493
Siemens AG**	66,595	5,332,613
Volkswagen AG	7,995	359,682

		28,201,458

Greece — 0.1%
Coca-Cola Hellenic	2,301	56,759
Hellenic Telecom	11,292	185,495
National Bank of Greece SA	2,983	92,136

		334,390

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Hong Kong — 0.1%
Beijing Datang Power Generation Ltd.	183,175	$147,228
China Merchants Holdings International Company Ltd.	78,000	124,384

		271,612

Hungary — 0.7%
Egis RT	1,788	103,677
Gedeon Richter RT	960	118,355
Matav RT	122,729	522,094
OTP Bank	73,291	2,109,004

		2,853,130

India — 0.1%
ICICI Bank Ltd.	39,528	302,389

Indonesia — 0.2%
Bank Mandiri	1,429,225	289,815
Indofood Sukses Makmur	612,015	51,001
PT Telekomunikasi Indonesia	635,320	352,956
Semen Gresik	34,265	48,923

		742,695

Ireland — 0.0%
Celtic Resource Holdings*	5,001	38,405
Dragon Oil PLC*	124,593	128,606

		167,011

Italy — 4.6%
Assicurazioni Generali SPA	15,328	472,419
Autostrada Torino — Milano	4,716	107,493
Banca Intesa	47,156	177,990
Banca Intesa SPA	107,890	477,493
Banca Nazionale del Lavoro, Rights	52,797	7,964
Banca Nazionale del Lavoro*,**	52,797	129,113
Banca Popolare	6,460	52,544
Beni Stabili SPA	113,987	112,106
Capitalia SPA	33,781	132,445
Cassa Di Risparmio	89,247	193,933
Credito Emiliano	27,710	244,906
Credito Italiano	791,925	4,367,909
Enel SPA**	68,778	613,357
Ente Nazionale Idrocarburi	153,392	3,765,399
Mediaset SPA	21,813	264,104
Mediobanca SPA	11,718	169,599
Saipem	19,823	235,004
Societa Iniziative Autostradali e Servizi	8,562	114,135
Telecom Italia RNC	2,522,408	6,956,245
Telecom Italia SPA	44,420	170,320

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Statement of Net Assets — Continued

November 30, 2004

(Unaudited)

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Italy — Continued
Trena SPA	46,370	$121,715

		18,886,193

Japan — 15.5%
Acom Co., Ltd.	870	65,592
Aeon Credit Service Ltd.	4,115	295,430
Aiful Corp.	500	56,909
Asahi Glass Co.	10,000	109,928
Asatsu-DK, Inc.	22,500	658,836
Bank of Fukuoka	3,748	23,809
Bank of Yokohama	30,000	189,698
Canon, Inc.	110,863	5,564,989
Central Japan Railway Co.	37	302,709
Chiba Bank, Ltd.	9,000	57,347
Credit Saison	13,618	459,696
Dai Nippon Printing	373,000	5,580,758
Daihatsu Motor Co. Ltd.	6,000	46,228
Daiwa Securities	27,000	184,912
Denso Co.	13,298	318,883
East Japan Railway Co.	42	231,256
Exedy	2,700	47,515
Fuji Photo Film	174,525	6,146,024
Fuji Television Network	334	708,322
Fujisawa Pharmaceutical Co.	3,800	98,516
Hitachi Capital Corp.	7,500	146,286
Hitachi Ltd.	13,865	89,965
Honda Motor Y50	13,806	662,129
Ito En Ltd.	2,000	99,032
Ito Yokado Corp.	5,532	219,569
Japan Tobacco Inc.	119	1,128,703
Joyo Bank, Ltd.	2,293	10,752
Kansai Electric Power Inc.	208,100	4,048,835
Kao Corp.	193,226	4,661,710
Koito Manucacturing Co.	20,987	173,539
Kyocera Corp.	21,900	1,544,579
Lawson, Inc.	29,900	1,079,128
Matsushita Electric Inds	68,423	1,019,073
Millea Holdings, Inc.	96	1,354,151
Mitsubishi Estate Co.	177,000	2,005,983
Mitsubishi Tokyo Finance	155	1,470,159
Mitsui & Co., Ltd.	20,000	173,549
Mitsui Marine/Fire	149,000	1,316,134
Mizuho Financial Group, Inc.	136	592,714
Nidec Co.	1,500	176,565
Nikko Securities	22,107	110,540
Nintendo	2,100	252,911
Nippon Telegraph & Telephone	313	1,406,742
Nissan Motor Co., Ltd.	32,779	345,982
Nissin Food Products	3,700	92,145
Nitto Denko Corp.	2,200	114,714

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Japan — Continued
Nomura Securities	41,694	$586,908
NTT Docomo, Inc.	134	233,338
Oriental Land Co.	29,500	1,908,410
Orix Corp.	500	63,719
Osaka Gas Co.	366,000	1,117,992
Ricoh Co. Ltd.	5,000	88,720
Rohm Co.	28,900	2,763,627
Sankyo Co. Ltd.	17,700	346,958
Sanyo Electric Co.	17,286	57,174
Secom Co., Ltd.	2,500	98,983
Seiyu*	61,031	146,054
Sharp Corp.	4,290	68,986
Shin-Etsu Chemical	6,900	267,824
Shiseido Let Ord.	31,643	436,805
SMC Co.	755	83,436
Sony Corp.	12,473	455,020
Sumitomo Mitsui Financial	82	570,358
Sumitomo Trust & Bank	27,615	184,288
Takeda Chemical Industries	5,000	246,121
Takefuji Corp.	2,720	177,285
TDK Corp.	1,400	100,647
Teppan Printing	9,000	93,769
Terumo Corp.	3,800	97,592
Tokyo Broadcast	26,300	417,290
Tokyo Gas Co. Ltd.**	792,000	3,182,022
Toyota Motor Corp.	24,692	927,196
Uni-Charm Corp.	6,517	302,409
Yamaha Motor Co., Ltd.	7,000	102,622
Yamanouchi Pharmaceutical	70,844	2,591,307

		63,159,806

Korea — 1.0%
Samsung Electronics	19,230	3,942,150

Luxemburg — 0.0%
Millicom International Cellular SA*	3,456	76,585
SBS Broadcasting*	1,710	58,875

		135,460

Malaysia — 0.0%
IOI Corp. Berhad	41,000	102,500
Kuala Lumpur Kepong Berhad	28,300	51,387

		153,887

Mexico — 0.3%
Consorcio ARA, S.A. de C.V.*	20,015	58,921
Fomento Economico**	39,815	190,444
Grupo Aeroportuario Del Sureste S.A. De C.V	3,300	91,476
Grupo Financiero Banorte	131,323	737,049
Grupo Financiero Inbursa	36,594	68,418

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Statement of Net Assets — Continued

November 30, 2004

(Unaudited)

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Mexico — Continued
Urbi, Desarrollos Urbanos*	14,658	$59,393

		1,205,701

Netherlands — 6.8%
ABN AMRO Holding N.V.	76,983	1,890,768
Aegon NV	9,156	113,170
Akzo Nobel NV	65,614	2,713,798
CSM	18,155	516,359
EFES Breweries International*	1,000	30,150
Euronext NV	2,564	77,661
Fortis NL	71,257	1,878,930
Heineken	11,812	373,630
ING Groep	110,443	3,038,435
Koninklijke (Royal) KPN NV	164,757	1,429,876
Philips Electronics	12,709	327,683
Royal Dutch Petroleum	89,073	5,102,285
Royal Numico NV*	3,314	118,040
TPG NV	4,179	109,527
Unilever NV — CVA	157,423	9,898,344
VNU-Verenigde Nederalndse Uitgeversbedrijven	7,316	220,720

		27,839,375

New Zealand — 0.6%
Telecom Corp. of New Zealand Ltd.	546,326	2,364,148

Norway — 0.5%
DNB Holding ASA	11,407	107,626
Norsk Hydro	9,154	750,027
Smedvig ASA	7,429	111,968
Sparebanken Rogaland	2,041	118,377
Statoil ASA	44,229	700,929
Telenor ASA	13,366	117,921
TGS Nopec Geophysical Company ASA*	1,800	41,613

		1,948,461

Papua New Guinea — 0.0%
Lihir Gold Ltd.*	58,101	57,703

Philippines — 0.1%
Ayala Corp.	373,000	43,141
Bank of Philippine Islands	48,200	43,740
Globel Telecom, Inc.	2,338	40,977
Philippine Long Distance Telephone*	4,631	112,479

		240,337

Poland — 1.3%
Agora SA*	10,316	169,654
Bank Millennium S.A.*	66,388	65,972
Bank Pekao	37,207	1,494,305

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Poland — Continued
Bank Zachodni WBK SA	20,188	$559,540
BK Przemyslowo-Handlowy	2,046	292,309
BRE Bank*	2,116	76,921
Budimex*	16,502	223,712
Inter Cars SA*	4,873	55,851
Inter Groclin Auto SA*	1,872	65,971
Orbis	7,197	54,610
Powszechna Kasa Oszczednosci Bank Polski SA*	181,410	1,439,876
Sanockie Zaklady Przemyslu Gumowego Stomil SA*	1,238	60,136
Telekomunikacja Polsk	93,862	511,067
ZM Duda SA*	1,077	49,238

		5,119,162

Portugal — 0.2%
Banco Commercial Portuguese	66,296	165,648
Brisa-Auto Estradas de Portugal**	25,450	223,240
Electricidade de Portugal	72,555	215,037
Jeronimo Martins*	4,286	54,514
Media Capital SA*	26,727	190,751
Portugal Telecom SA	7,482	88,501

		937,691

Romania — 0.3%
Impact SA*	385,000	79,940
Petrom	8,038,847	809,544
Romanian Development Bank	340,300	392,157

		1,281,641

Russian Federation — 1.0%
Gazprom	17,212	648,032
Lukoil Holding, ADR	6,800	848,640
Moscow City Telephone ADR	5,580	65,007
Norilsk Nickel	11,150	657,850
North-West Telecom	2,414	65,178
RBC Information Systems*	5,216	14,605
Sberbank RF	2,642	1,281,370
Sibirtelecom	3,239	140,443
Uralsvyazinform ADR	16,944	126,402
Volgatelecom	13,681	82,907
Wimm Bill Dann Foods ADR*	15,820	218,158
Yukos Corp. ADR*	6,581	26,324

		4,174,916

South Africa — 0.2%
Nedcor Ltd.	47,180	618,514

South Korea — 0.1%
Samsung Electronics	1,090	451,698

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Statement of Net Assets — Continued

November 30, 2004

(Unaudited)

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Spain — 1.7%
Endesa SA	16,222	$349,270
Fadesa Inmobiliaria*	2,821	47,241
Gas Natural SGD SA	1,992	56,921
Gestevision Telecinco*	691	13,059
Groupo Empresarial Ence	5,650	171,208
Grupo Prisa	14,024	288,526
Tabacalera SA — Class A	3,065	125,139
Telefonica De Espana	341,522	6,000,556

		7,051,920

Sweden — 2.5%
Electrolux AB	3,900	85,775
Elekta AB*	8,722	238,488
Ericsson*,**	37,594	125,141
Foreningssparbanken	15,200	373,831
Getinge AB	14,660	181,909
Nobia AB	5,955	90,264
Nordic Baltic Hldg	395,736	3,881,349
S.K.F. Ab ‘B’ Free	40,627	1,726,689
Skandia Forsakrings	52,449	217,458
Skandinaviska Enskilda Banken	65,200	1,240,198
Skanska AB	99,503	1,168,145
Svenska Handelsbanken AB	27,371	667,065
Telia AB	10,000	60,928

		10,057,240

Switzerland — 8.5%
Adecco SA	1,678	83,760
Ciba Specialty Chemicals AG, REG	6,203	448,367
Credit Suisse Group	75,480	2,948,489
Holdersbank Bearer	71,266	4,089,700
Nestle	42,835	11,010,843
Novartis AG	139,378	6,687,793
Roche Holdings	26,927	2,839,652
SGS SA	163	109,010
Swatch Group AG	3,772	520,767
UBS AG	71,524	5,789,050
Unique Zurich Airport*	102	11,653

		34,539,084

Taiwan — 0.5%
Chungwa Telecom ADR	90,269	1,882,109

Thailand — 0.0%
Airports of Thailand Public Company Ltd.*	12,800	15,346

Turkey — 1.1%
Akbank T.A.S.	167,600,665	795,591
Alarko Gayrimenkul Yatirim Ortakligi AS*	1,714,664	26,693

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Turkey — Continued
Cimsa Cimento Sanayi ve Ticaret	4,092,000	$12,512
Denizbank AS*	21,378,606	40,593
Dogan Sirketler Grubu Holding AS*	141,044,555	244,182
Dogan Yayin Holding*	2,049,588	7,869
Enka Insaat VE Sanayi AS	573,000	14,800
Koc Holding AS	77,321,382	423,716
Migros Turk TAS	21,781,916	140,651
Sabanci Holding AS	122,783,259	387,421
Turk Dis Ticaret Bankasi AS	40,740,073	46,073
Turk Sise ve Cam Fabrikalari AS	7,593,575	17,811
Turkcell Iletisim Hizmetleri AS	22,884,178	139,781
Turkiye Garanti Bankasi AS*	378,612,901	925,057
Turkiye Is Bankasi	238,595,012	1,124,269
Yapi ve Kredi Bankasi AS*	61,989,214	165,305

		4,512,324

Ukraine — 0.0%
Centerenergo*	812	18,132

United Kingdom — 24.9%
Allied Domecq	671,336	6,634,452
Associated British Ports Holdings	37,683	338,726
BAA	122,383	1,361,503
Barclays	576,393	5,949,590
Billiton	298,966	3,497,420
BOC Group	238,506	4,267,266
BP Amoco	940,012	9,595,095
British Aerospace	25,178	118,033
British American Tobacco	318,825	5,356,928
British Land Co.	5,556	86,980
British Sky Broadcasting Group	27,027	288,146
Bunzl	189,482	1,617,201
Burberry Group	13,793	105,132
Cadbury Schweppes	419,755	3,747,032
Centrica PLC	26,158	123,878
Compass Group PLC	40,343	176,788
Diageo	58,255	815,115
DX Services PLC*	57,951	334,536
Forth Ports PLC	2,714	67,390
GlaxoSmithKline	294,767	6,203,557
Great Universal Stores	114,850	1,918,744
Hays PLC	1,159,036	2,680,754
Highland Gold Mining Ltd	35,478	172,931
Hilton Group	39,112	193,075
Imperial Tobacco	264,856	6,900,495
ITV PLC	626,278	1,313,852
J Sainsbury PLC	7,404	36,974

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Statement of Net Assets — Continued

November 30, 2004

(Unaudited)

	Shares	Value

COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
United Kingdom — Continued
Marks & Spencer	30,817	$193,361
National Grid Transco	468,123	4,283,940
Pearson	16,916	198,537
Peninsular & Oriental Steam Navigation Co., PLC	87,272	502,130
Peter Hambro Mining*	15,652	171,285
Prudential Corp.	428,014	3,415,773
Rank Group	25,320	146,892
Reckitt Benckiser	131,830	3,888,255
Reed International	573,975	5,271,825
Rentokil Initial	456,745	1,239,758
Rolls Royce	416,541	2,096,046
Rolls Royce B-SHARES	14,072,836	28,245
Scottish & Newcastle	10,409	85,357
Scottish & Southern Energy PLC	6,722	105,748
Shell Transportation & Trading Co.	80,689	678,643
Smith & Nephew	36,268	369,856
Tesco	155,923	898,612
UK Royal Bank of Scotland	115,558	3,551,899
Vodafone Group	3,305,555	8,972,373
William Hill PLC	12,907	128,293
Wolseley	97,737	1,683,288
WPP Group	26,971	297,988

		102,109,697

United States — 0.1%
Autoliv	6,488	304,189
News Corporation, Inc.*	13,478	242,930

		547,119

Venezuela — 0.1%
Cia Anonima ADR	11,679	264,413

TOTAL COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS
(Cost $316,017,457)		388,328,548

	Shares	Value

EXCHANGE TRADED FUNDS — 0.2%
Daxex Index Fund	18,768	$997,745

TOTAL EXCHANGE TRADED FUNDS (Cost $835,038)		997,745

CLOSED END INVESTMENT COMPANIES — 0.1%
Macquarie Airports	119,613	286,776
Macquarie Infrastructure Group	54,931	168,779

TOTAL CLOSED END INVESTMENT COMPANIES
(Cost $387,757)		455,555

	Par (000)

FOREIGN BONDS — 0.4%
Hungary — 0.3%
Hungary Government Bond,
6.75%, 02/12/13	$43,670	219,932
7.00%, 06/24/09	43,850	224,823
6.25%, 06/12/08	75,240	378,879
5.50%, 02/12/14	92,620	429,562

		1,253,196

Venezuela — 0.1%
Republic of Venezuela,
9.25%, 09/15/27	240	250,200

TOTAL FOREIGN BONDS
(Cost $1,230,891)		1,503,396

REPURCHASE AGREEMENTS — 4.3%
Banc of America Securities, LLC
(Agreement Dated 11/30/04 to be repurchased at $8,449,446 collateralized by $8,449,000 (Value $8,574,676) U.S. Treasury Notes, 8.125%, due 08/15/19) 1.90%, 12/01/04	8,449	8,449,000
Wachovia Securities, Inc.
(Agreement Dated 11/30/04 to be repurchased at $9,000,483 collateralized by $4,789,000 (Value $6,097,996) U.S. Treasury Notes, 7.125%, due 102/15/23 and 2,840,000 (Value $3,048,273) U.S. Treasury Notes, 5.5% due 08/15/28) 1.93%, 12/01/04	9,000	9,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $17,449,000)		17,449,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Statement of Net Assets — Concluded

November 30, 2004

(Unaudited)

	Par (000)	Value

SECURITIES LENDING — 5.8%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (Note 1.I)	$23,638	$23,638,399

TOTAL SECURITIES LENDING
(Cost $23,638,399)		23,638,399

TOTAL INVESTMENT IN SECURITIES — 105.9%
(Cost $359,646,487 ***)		432,372,643
OTHER LIABILITIES IN EXCESS OF ASSETS — ( 5.9%)		(23,990,167)

NET ASSETS — 100%		$408,382,476

Value

NET ASSET VALUE PER SHARE
Institutional Shares
($406,271,446 ÷ 29,335,537 shares outstanding)	$13.85

Class A Shares
($1,483,933 ÷ 107,747 shares outstanding)	$13.77

Class C Shares
($627,097 ÷ 45,836 shares outstanding)	$13.68

*	Non-income producing securities.
**	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer
***	Aggregate cost for Federal income tax purposes is $336,008,087 The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$74,444,604
Excess of Tax cost over value	$(1,603,808)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Statement of Net Assets

November 30, 2004

(Unaudited)

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS — 96.0%
Apartments — 14.7%
Archstone-Smith Trust*	171,367	$6,254,895
Avalonbay Communities, Inc.*	74,654	5,307,899
Centerpoint Properties Corp.	19,140	896,709
Equity Residential Property	125,870	4,243,078
Essex Property Trust, Inc.	65,790	5,298,069
Home Properties of New York, Inc.	84,290	3,471,062
United Dominion Realty Trust, Inc.*	147,910	3,400,451

		28,872,163

Diversified — 7.3%
Duke-Weeks Realty Corp.	133,178	4,601,300
Eastgroup Properties, Inc.	89,880	3,381,286
Vornado Realty Trust	87,960	6,465,060

		14,447,646

Health Care — 5.7%
Health Care Property Investors, Inc.*	111,050	2,979,472
Health Care REIT, Inc.	49,160	1,741,247
Healthcare Realty Trust, Inc.	44,240	1,800,568
Nationwide Health Properties, Inc.*	82,100	1,880,090
Ventas, Inc.*	107,160	2,904,036

		11,305,413

Hotel — 6.8%
Hilton Hotels Corp.	159,710	3,299,609
Hospitality Properties Trust*	77,510	3,483,299
Starwood Hotels & Resorts Worldwide*	127,010	6,641,353

		13,424,261

Mortgage — 2.0%
Newcastle Investment Corp.	61,670	1,935,204
Thornburg Mortgage Asset Corp.*	66,730	1,901,138

		3,836,342

Office Properties — 13.8%
Alexandria Real Estate Equities, Inc.	59,470	4,269,946
American Realty Trust Group	67,200	1,000,608
Boston Properties, Inc.	75,020	4,514,703
CarrAmerica Realty Corp.	105,010	3,401,274
Corporate Office Properties Trust	150,310	4,175,612
Maguire Properties, Inc.	99,500	2,617,845
Prentiss Properties Trust	68,750	2,570,563
SL Green Realty Corp.	78,040	4,497,445

		27,047,996

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS — Continued
Other — 7.7%
Capital Automotive Real Estate Investment Trust	116,560	$3,929,238
Istar Financial, Inc.	128,910	5,659,148
Lexington Corporate Properties Trust**	114,220	2,566,523
Realty Income	51,020	2,542,327
St. Joe Company	9,290	509,557

		15,206,793

Retail — 28.1%
Developers Diversified Realty Corp.*	151,670	6,529,394
Equity One, Inc.	131,840	2,998,042
Federal Realty Investment Trust	39,320	1,971,898
General Growth Properties	205,020	7,034,235
Glimcher Realty Trust	85,090	2,293,176
Kimco Realty Corp.	109,100	6,205,608
Macerich Co.	114,280	6,941,367
Mills Corp.*	54,030	3,207,221
Regency Centers Corp.	102,110	5,309,720
Simon Property Group, Inc.*	133,960	8,316,236
Weingarten Realty Investors	110,160	4,489,020

		55,295,917

Storage — 3.1%
Public Storage, Inc.	69,350	3,701,903
Sovran Self Storage, Inc.	54,710	2,310,950

		6,012,853

Warehouse/Industrial — 6.8%
Amb Property Corp.	60,660	2,423,367
Camden Property Trust	48,200	2,363,246
First Industrial Realty Trust	73,900	2,941,220
Prologis Trust	140,950	5,670,419

		13,398,252

TOTAL REAL ESTATE INVETMENT TRUSTS
(Cost $133,183,166)		188,847,636

INVESTMENT COMPANIES — 4.0%
Blackrock Provident institutional Funds — Temp Fund	3,030,368	3,030,368
Goldman Sachs Financial Square Prime Obligations	4,784,904	4,784,904

TOTAL INVESTMENT COMPANIES
(Cost $7,815,272)		7,815,272

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Statement of Net Assets — Concluded

November 30, 2004

(Unaudited)

	Par (000)	Value
SECURITIES LENDING — 15.6%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (Note 1.I)	$30,688	$30,688,213
TOTAL SECURITIES LENDING
(Cost $30,688,213)		30,688,213

TOTAL INVESTMENT IN SECURITIES — 115.6%
(Cost $171,686,651)		227,351,121
TOTAL LIABILITIES IN EXCESS OF ASSETS — (15.6)		(30,689,051)

NET ASSETS — 100%		$196,662,070

Value

NET ASSET VALUE PER SHARE
Institutional Shares
($193,990,318 ÷ 12,008,589 shares outstanding)	$16.15

Class A Shares
($1,968,636 ÷ 122,487 shares outstanding)	$16.07

Class C Shares
($703,116 ÷ 43,853 shares outstanding)	$16.03

*	Certain Amounts are temporarily on loan to an unaffiliated broker/dealer.
**	Aggregate cost for Federal income tax purposes is $140,998,438. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$55,719,266
Excess of tax cost over value	$(54,796)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LOW DURATION BOND FUND

Statement of Net Assets

November 30, 2004

(Unaudited)

	Par (000)	Value

AGENCY OBLIGATIONS — 36.7%
Federal Home Loan Bank — 12.8%
Notes
2.50%, 12/15/05	$1,000	$996,144
2.125%, 05/15/06	1,200	1,184,822
1.875%, 06/15/06	1,200	1,178,986
2.875%, 09/15/06	500	498,270

		3,858,222

Freddie Mac — 10.3%
Notes
1.50%, 08/15/05	400	396,888
5.50%, 07/15/06	1,000	1,038,194
4.875%, 03/15/07	900	931,807
2.40%, 03/29/07	750	735,430

		3,102,319

Fannie Mae — 13.6%
Notes
5.50%, 02/15/06	1,300	1,339,128
5.50%, 05/02/06	600	619,261
2.625%, 11/15/06	1,000	989,352
2.625%, 01/19/07	1,200	1,184,842

		4,132,583

TOTAL AGENCY OBLIGATIONS
(Cost $11,221,062)		11,093,124

DOMESTIC CORPORATE BONDS — 35.1%
Banking & Financial Services — 21.9%
American Express Co., 5.50%, 09/12/06	600	622,874
Bear Stearns Co., Inc., 3.00%, 03/30/06	600	598,690
CIT Group Inc., 3.65%, 11/23/07	300	298,360
Countrywide Home Credit, 5.50%, 08/01/06	500	516,641
General Electric Capital Corp., 5.00%, 06/15/07	650	673,085
Genworth Financial, Inc.*, 2.03%, 06/15/07	750	747,785
Household Finance Corp., 6.50%, 01/24/06	600	622,439
Lehman Brothers Holdings, Inc., 6.625%, 02/05/06	600	624,294
Merrill Lynch, 3.375%, 09/14/07	700	695,012
Morgan Stanley Dean Witter, 6.10%, 04/15/06	550	571,512
Wells Fargo Co., 6.875%, 04/01/06	600	627,778

		6,598,470

	Par (000)	Value

DOMESTIC CORPORATE BONDS — Continued
Computer Systems & Equipment — 2.0%
IBM, 4.875%, 10/01/06	$600	$617,442

Food & Beverage — 1.6%
Pepsico, Inc., 3.20%, 05/15/07	500	497,082

Machinery & Equipment — 1.6%
Caterpillar Fin Serv Corp., 2.625%, 01/30/07	500	491,941

Multimedia — 1.9%
Gannett Co., 5.50%, 04/01/07	550	574,422

Pharmaceuticals — 2.0%
Bristol-Myers Squibb, 4.75%, 10/01/06	600	614,725

Retail — 1.9%
Target Corp., 5.50%, 04/01/07	550	575,175

Utilities — 2.2%
National Rural Utilities, 6.00%, 05/15/06	600	623,156

TOTAL DOMESTIC CORPORATE BONDS
(Cost $10,765,789)		10,592,413

U.S. TREASURY OBLIGATIONS — 23.1%
U.S. Treasury Notes — 23.1%
Notes
1.50%, 07/31/05	1,000	993,868
1.625%, 09/30/05	1,100	1,091,794
1.875%, 11/30/05	1,200	1,191,047
5.625%, 02/15/06	800	827,469
2.375%, 08/15/06	1,000	991,133
2.25%, 02/15/07	1,200	1,179,563
3.125%, 05/15/07	700	699,891

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $7,040,695)		6,974,765

FOREIGN BONDS — 2.6%
Sovereign Agency — 2.6%
Province Of Ontario, 3.35%, 07/16/07	300	298,407
Republic Of Italy, 3.75%, 12/14/07	500	500,948

TOTAL FOREIGN BONDS
(Cost $799,198)		799,355

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LOW DURATION BOND FUND

Statement of Net Assets — Concluded

November 30, 2004

(Unaudited)

	Shares	Value
INVESTMENT COMPANIES — 1.9%
One Group Prime Money Market Institutional Fund	559,239	$559,239

TOTAL INVESTMENT COMPANIES
(Cost $559,239)		559,239

TOTAL INVESTMENT IN SECURITIES — 99.4%
(Cost $30,385,983**)		30,018,896
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%		188,964

NET ASSETS — 100%		$30,207,860

Value

NET ASSET VALUE PER SHARE
Institutional Shares
($30,116,074 ÷ 3,055,279 shares outstanding)	$9.86

Class A Shares
($80,203 ÷ 8,139 shares outstanding)	$9.85

Class C Shares
($11,583 ÷ 1,176 shares outstanding)	$9.86

*	The rates shown are as of November 30, 2004.
**	Aggregate cost for Federal income tax purposes is $30,385,983. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$1,573
Excess of Tax cost over value	$(368,660)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Statement of Net Assets

November 30, 2004

(Unaudited)

	Par (000)	Value

AGENCY OBLIGATIONS — 31.2%
Federal Farm Credit Bank — 2.2%
Notes
2.50%, 11/15/05	$2,325	$2,319,188
2.25%, 09/01/06	1,500	1,477,500

		3,796,688

Federal Home Loan Bank — 4.7%
Notes
5.125%, 03/06/06	1,000	1,026,250
2.75%, 03/14/08	2,300	2,246,081
3.625%, 11/14/08	5,000	4,987,500

		8,259,831

Freddie Mac — 8.3%
Mortgage Backed Securities
6.00%, 04/01/14, (Pool #E76190)	1,734	1,820,830
5.50%, 10/01/16, (Pool #E01042)	887	916,175
Notes
5.50%, 07/15/06	3,250	3,375,938
2.70%, 03/16/07*	2,500	2,468,750
5.75%, 03/15/09	5,500	5,912,499

		14,494,192

Fannie Mae — 13.8%
Mortgage Backed Securities
6.50%, 11/01/13, (Pool #252098)	752	799,159
6.00%, 04/01/14, (Pool #484807)	289	303,368
6.50%, 04/01/14, (Pool #323654)	1,332	1,414,601
6.00%, 01/01/17, (Pool #624250)	1,629	1,708,361
5.50%, 10/01/17, (Pool #657376)	1,453	1,501,201
Notes,
2.125%, 04/15/06	3,200	3,164,000
5.50%, 05/02/06	3,300	3,407,250
2.625%, 11/15/06*	4,300	4,251,624
3.25%, 11/15/07	4,000	3,975,000
4.00%, 09/02/08*	3,500	3,513,125

		24,037,689

Government National Mortgage Association — 2.2%
Mortgage Backed Securities
6.00%, 06/15/13, (Pool #456934)	484	510,975
6.00%, 07/15/13, (Pool #433894)	834	880,290
6.50%, 06/15/14, (Pool #510976)	213	227,690
6.50%, 11/15/15, (Pool #479694)	238	253,450
5.50%, 09/15/16, (Pool #564803)	710	739,530
5.50%, 10/15/16, (Pool #570640)	50	51,866
6.00%, 04/15/17, (Pool #552489)	793	835,404
4.50%, 11/15/17, (Pool #595163)	271	272,009

		3,771,214

TOTAL AGENCY OBLIGATIONS
(Cost $54,006,423)		54,359,614

	Par (000)	Value

ASSET BACKED SECURITIES — 1.4%
Carat 2003-2 A3A,
1.44%, 02/15/07	$802	$795,809
Harot 2003-3 A2,
1.52%, 04/21/06	868	866,414
Walt 2003-1 A2A,
1.40%, 04/15/06	798	796,583

TOTAL ASSET BACKED SECURITIES
(Cost $2,468,207)		2,458,806

DOMESTIC CORPORATE BONDS — 45.8%
Auto — 2.0%
Ford Motor Credit Co.**,
3.24%, 11/16/06	1,700	1,700,479
General Motors Acceptance Corp.*,
5.625%, 05/15/09	1,750	1,743,438

		3,443,917

Banking & Financial Services — 19.9%
American Express Credit,
3.00%, 05/16/08	3,500	3,416,875
Bear Stearns Co., Inc.,
3.00%, 03/30/06	3,000	2,992,500
Cit Group Inc.,
3.65%, 11/23/07	1,650	1,640,979
Citigroup, Inc.*,
3.625%, 02/09/09	1,350	1,333,125
Countrywide Home Credit,
5.50%, 08/01/06	2,000	2,067,500
General Electric Capital Corp.,
2.75%, 09/25/06	2,000	1,982,500
Genworth Financial, Inc.**,
2.03%, 06/15/07	3,000	2,992,500
Household Finance Corp.,
5.75%, 01/30/07	2,000	2,092,500
J.P. Morgan Chase & Co.**,
2.13%, 10/02/09	1,750	1,752,188
Lehman Brothers Holdings,
6.25%, 05/15/06	2,500	2,603,125
MBNA Corp.,
6.25%, 01/17/07	2,000	2,105,000
Merrill Lynch,
4.125%, 01/15/09	2,500	2,500,000
Morgan Stanley,
3.625%, 04/01/08	2,000	1,985,000
U.S. Central Credit Union,
2.75%, 05/30/08	2,000	1,942,500
Washington Mutual, Inc.,
2.40%, 11/03/05	1,700	1,689,375
Wells Fargo Co.**,
1.98%, 09/15/09	1,800	1,800,023

		34,895,690

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Statement of Net Assets — Continued

November 30, 2004

(Unaudited)

	Par (000)	Value

DOMESTIC CORPORATE BONDS — Continued
Computers — 4.1%
Hewlett Packard Co.,
7.15%, 06/15/05	$3,350	$3,429,563
IBM,
4.375%, 06/01/09	2,600	2,622,750
Unisys Corp.,
8.125%, 06/01/06	1,000	1,057,500

		7,109,813

Consumer Goods — 0.6%
American Standard Co.,
7.375%, 04/15/05	1,000	1,017,500

Entertainment — 0.9%
Time Warner,
6.125%, 04/15/06	1,500	1,558,125

Food & Beverage — 2.6%
Kellogg Co.,
6.00%, 04/01/06	1,000	1,035,071
Pepsico, Inc.,
3.20%, 05/15/07	2,000	1,987,500
Safeway, Inc.,
2.50%, 11/01/05	1,500	1,490,625

		4,513,196

Health Care — 0.6%
United Health Group, Inc.,
3.375%, 08/15/07	1,000	992,500

Hotels & Lodging — 0.6%
Park Place Entertainment*,
7.875%, 12/15/05	1,000	1,042,500

Machinery & Equipment — 3.3%
Caterpiller Financial Services Corp.,
4.875%, 06/15/07	2,500	2,578,690
John Deere,
4.125%, 07/15/05	2,100	2,118,375
John Deere Capital Corp.,
3.375%, 10/01/07	1,000	990,000

		5,687,065

Manufacturing — 1.4%
3M Employee Stock Ownership***,
5.62%, 07/15/09	788	823,892
Masco Corp.,
6.75%, 03/15/06	1,500	1,569,375

		2,393,267

Multimedia — 1.2%
Gannett Co.,
5.50%, 04/01/07	2,000	2,090,000

	Par (000)	Value

DOMESTIC CORPORATE BONDS — Continued
Oil & Exploration — 0.9%
Conoco Funding,
5.45%, 10/15/06	$1,500	$1,556,250

Pharmaceuticals — 2.0%
Bristol-Myer Squibb,
4.00%, 08/15/08	2,000	2,007,500
Merck & Co., Inc.,
4.125%, 01/18/05	1,500	1,503,012

		3,510,512

Retail — 2.5%
Home Depot, Inc.***,
3.75%, 09/15/09	1,000	986,250
J.C. Penny & Co., Inc.*,
7.60%, 04/01/07	1,000	1,090,000
May Department Stores Co.***,
3.95%, 07/15/07	500	500,000
Target Corp.,
3.375%, 03/01/08	1,750	1,732,500

		4,308,750

Special Purpose Entity — 0.8%
Aria CDO I (Jersey) LTD.**,***,
3.13%, 10/07/09	850	853,128
Brascan Sels Cports**,***,
5.91%, 10/31/09	550	550,000

		1,403,128

Telecommunication — 0.5%
New York Telephone Co.,
6.00%, 04/15/08	800	843,000

Utilities — Electrical & Electronic — 1.9%
Public Service Co. of Colorado,
4.375%, 10/01/08	1,600	1,618,000
Virginia Electric Power Co.,
5.75%, 03/31/06	1,700	1,753,125

		3,371,125

TOTAL DOMESTIC CORPORATE BONDS
(Cost $79,886,914)		79,736,338

FOREIGN BONDS — 4.7%
Corporate Bonds — 1.2%
Cosan SA Industrial,***
9.00%, 11/01/09	875	901,250
Vimpelcom,***
10.00%, 06/16/09	1,000	1,102,500

		2,003,750

Sovereign Agency — 3.5%
Japan Bank for International Cooperation,
7.125%, 06/20/05	2,500	2,558,095

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Statement of Net Assets — Concluded

November 30, 2004

(Unaudited)

	Par (000)	Value

FOREIGN BONDS — Continued
Sovereign Agency — Continued
Province of Ontario,
3.35%, 07/16/07	$1,700	$1,691,500
Republic of Italy,
3.75%, 12/14/07	2,000	2,005,000

		6,254,595

TOTAL FOREIGN BONDS
(Cost $8,078,537)		8,258,345

U.S. TREASURY OBLIGATIONS — 15.4%
U.S. Treasury Notes — 15.4%
6.875%, 05/15/06	1,500	1,586,310
2.25%, 02/15/07*	4,000	3,930,000
3.25%, 08/15/07	4,000	4,006,096
3.00%, 02/15/08*	7,000	6,933,829
3.00%, 02/15/09*	6,500	6,361,875
3.50%, 08/15/09*	4,000	3,972,032

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $26,811,775)		26,790,142

	Shares
INVESTMENT COMPANIES — 0.9%
One Group Prime Money Market Institutional Fund	1,514,747	1,514,747

TOTAL INVESTMENT COMPANIES
(Cost $1,514,747)		1,514,747

	Par (000)
SECURITIES LENDING COLLATERAL — 22.5%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (Note 1.I)	$39,084	39,083,700

TOTAL SECURITIES LENDING COLLATERAL
(Cost $39,083,700)		39,083,700
TOTAL INVESTMENT IN SECURITIES — 121.9%
(Cost $211,850,303****)		212,201,692
OTHER LIABILITIES IN EXCESS OF ASSETS — (21.9)%		(38,138,651)

NET ASSETS — 100%		$174,063,041

Value

NET ASSET VALUE PER SHARE
Institutional Shares
(170,110,496 ÷ 16,467,829 shares outstanding)	$10.33

Class A Shares
(2,933,591 ÷ 284,060 shares outstanding)	$10.33

Class C Shares
(1,018,954 ÷ 98,733 shares outstanding)	$10.32

*	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer
**	The coupon rates shown on floating rates notes are the rates at November 30, 2004.
***	Securities were purchased pursuant to Rule 144a of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
****	Aggregate cost for Federal income tax purposes is $172,766,603. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$1,181,757
Excess of Tax cost over value	$(830,367)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Statement of Net Assets

November 30, 2004

(Unaudited)

	Par (000)	Value

AGENCY OBLIGATIONS — 53.0%
Freddie Mac — 28.5%
Mortgage Backed Securities
5.50%, 10/01/18, (Pool #B10292)	$3,073	$3,173,299
4.50%, 11/01/18, (Pool #E01489)	3,614	3,598,902
5.00%, 11/01/18, (Pool #E01490)	3,570	3,621,205
5.00%, 01/01/19, (Pool #E01545)	3,204	3,250,543
7.50%, 07/01/26, (Pool #D72963)	13	14,092
7.50%, 10/01/27, (Pool #D82914)	23	25,109
7.00%, 11/01/27, (Pool #D83947)	161	170,657
8.00%, 10/01/29, (Pool #C00879)	16	17,084
8.00%, 06/01/30, (Pool #C39741)	16	17,822
7.50%, 09/01/30, (Pool #G01131)	11	11,994
8.00%, 09/01/30, (Pool #C41949)	2	2,494
8.00%, 12/01/30, (Pool #C45813)	2	1,754
8.00%, 05/01/31, (Pool #C01198)	9	10,010
7.00%, 04/01/32, (Pool #G01391)	1,039	1,102,994
5.50%, 04/01/33, (Pool #C78010)	2,160	2,191,916
6.00%, 12/01/33, (Pool # A16817)	3,362	3,473,649
5.00%, 10/01/34, (Pool # G08014)	2,996	2,962,983
6.00%, 10/01/34, (Pool # G08016)	2,945	3,041,556
Notes
5.50%, 07/15/06	3,750	3,895,312
5.875%, 03/21/11	2,000	2,147,500
4.875%, 11/15/13	1,500	1,526,250
2.70%, 03/16/07**	2,500	2,468,750

		36,725,875

Fannie Mae — 22.4%
Mortgage Backed Securities
7.50%, 10/01/07, (Pool #177233)	4	4,119
6.00%, 01/01/09, (Pool #265989)	208	218,097
7.00%, 04/01/11, (Pool #338884)	29	30,741
6.00%, 12/01/16, (Pool #614235)	73	76,190
6.50%, 03/01/17, (Pool #636496)	287	304,270
6.00%, 06/01/17, (Pool #641209)	685	718,169
6.50%, 07/01/17, (Pool #555095)	1,088	1,154,490
5.50%, 10/01/18, (Pool #747773)	2,610	2,695,644
5.50%, 03/01/19, (Pool # 255159)	2,482	2,562,977
5.00%, 10/01/19, (Pool # 255451)	2,456	2,491,940
7.50%, 08/01/26, (Pool #349416)	15	15,949
8.00%, 09/01/26, (Pool #250675)	26	28,548
7.00%, 04/01/27, (Pool #313458)	28	29,317
8.00%, 08/01/27, (Pool #392496)	89	97,201
8.00%, 09/01/27, (Pool #398392)	4	4,754
7.00%, 10/01/27, (Pool #398928)	9	9,527
7.50%, 10/01/27, (Pool #396031)	91	98,111
7.50%, 10/01/27, (Pool #395593)	51	55,167
8.00%, 10/01/27, (Pool #331320)	10	11,414
8.00%, 10/01/27, (Pool #395770)	1	710
7.00%, 11/01/27, (Pool #251286)	53	56,090
7.00%, 03/01/29, (Pool #491183)	232	246,106

	Par (000)	Value

AGENCY OBLIGATIONS — Continued
Fannie Mae — Continued
7.50%, 10/01/29, (Pool #252806)	$105	$113,035
7.50%, 04/01/30, (Pool #534171)	6	6,449
7.50%, 08/01/30, (Pool #539623)	39	41,643
7.50%, 01/01/31, (Pool #562502)	4	4,480
7.50%, 04/01/31, (Pool #577475)	1	958
7.50%, 04/01/31, (Pool #576245)	13	13,912
7.00%, 07/01/31, (Pool #253907)	513	544,609
7.50%, 07/01/31, (Pool #592239)	75	80,471
7.50%, 08/01/31, (Pool #545137)	53	57,339
6.50%, 02/01/32, (Pool #254199)	1,353	1,420,928
6.50%, 10/01/32, (Pool #254479)	1,707	1,793,113
5.50%, 05/01/33, (Pool #702400)	825	836,218
5.50%, 06/01/33, (Pool #709701)	1,918	1,943,817
5.50%, 01/01/34, (Pool #761893)	3,578	3,626,004
Notes
5.50%, 02/15/06	4,000	4,119,999
4.625%, 05/01/13	2,500	2,450,000
2.625%, 11/15/06**	1,000	988,750

		28,951,256

Government National Mortgage Association — 2.1%
7.00%, 02/15/12, (Pool #393360)	39	42,028
9.00%, 05/15/16, (Pool #163606)	1	1,476
9.00%, 11/15/16, (Pool #181127)	29	33,071
7.00%, 02/15/17, (Pool #555869)	350	373,718
8.00%, 05/15/17, (Pool #180719)	7	7,559
8.00%, 05/15/17, (Pool #217626)	4	4,512
9.00%, 04/15/18, (Pool #236277)	3	2,857
10.00%, 05/15/19, (Pool #274305)	9	10,530
9.00%, 11/15/19, (Pool #247019)	13	14,911
9.00%, 06/15/21, (Pool #309078)	55	61,450
9.00%, 06/15/21, (Pool #305720)	18	19,747
9.00%, 07/15/21, (Pool #309027)	12	13,241
9.00%, 08/15/21, (Pool #306259)	33	36,958
9.00%, 09/15/21, (Pool #308283)	8	8,841
9.00%, 09/15/21, (Pool #305911)	15	16,767
9.00%, 09/15/21, (Pool #272061)	6	7,310
9.00%, 09/15/21, (Pool #313023)	1	1,203
9.00%, 09/15/21, (Pool #308920)	19	21,813
8.00%, 02/15/23, (Pool #332531)	95	104,465
7.00%, 05/20/24, (Pool #1716)	14	14,721
7.00%, 10/15/25, (Pool #409958)	31	32,810
7.00%, 01/15/26, (Pool #382719)	18	19,130
6.50%, 02/15/26, (Pool #425085)	20	21,549
6.50%, 02/15/26, (Pool #405214)	6	6,649
7.00%, 02/15/26, (Pool #421686)	181	193,665
6.50%, 03/15/26, (Pool #395468)	9	9,167
7.00%, 01/15/27, (Pool #436748)	31	33,202
7.00%, 02/15/27, (Pool #428935)	89	95,163
7.00%, 08/15/27, (Pool #443508)	9	10,005

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Statement of Net Assets — Continued

November 30, 2004

(Unaudited)

	Par (000)	Value

AGENCY OBLIGATIONS — Continued
8.50%, 08/15/27, (Pool #453213)	$37	$41,004
7.00%, 09/15/27, (Pool #453980)	39	41,120
8.00%, 09/15/27, (Pool #453740)	13	13,641
7.00%, 10/15/27, (Pool #455319)	21	22,522
7.00%, 10/15/27, (Pool #445227)	60	64,412
7.00%, 10/15/27, (Pool #453576)	9	9,111
7.00%, 11/15/27, (Pool #452737)	103	109,530
7.00%, 12/15/27, (Pool #443780)	12	13,298
7.00%, 04/15/28, (Pool #471672)	3	3,556
6.50%, 07/15/28, (Pool #468090)	89	94,364
6.50%, 12/15/28, (Pool #471541)	92	97,665
6.50%, 01/15/29, (Pool #490890)	106	111,948
7.50%, 10/15/29, (Pool #521954)	27	29,510
7.50%, 01/15/32, (Pool #579142)	230	247,731
6.50%, 04/15/32, (Pool #587032)	556	586,214

		2,704,144

TOTAL AGENCY OBLIGATIONS
(Cost $68,329,296)		68,381,275

ASSET BACKED SECURITIES — 1.0%
Carat 2003-2 A3A, 1.44%, 02/15/07	733	727,596
Walt 2003-1 A2A, 1.40%, 04/15/06	588	586,956

TOTAL ASSET BACKED SECURITIES
(Cost $1,321,140)		1,314,552

DOMESTIC CORPORATE BONDS — 31.0%
Auto — 1.9%
Ford Motor Credit Co.,* 3.24%, 11/16/06	1,250	1,250,352
General Motors Acceptance Corp.,** 5.625%, 05/15/09	1,250	1,245,313

		2,495,665

Banking & Financial Services — 12.1%
American Express Credit Corp., 7.45%, 08/10/05	1,000	1,031,200
Bear Sterns, 7.625%, 12/07/09	1,600	1,839,999
Citigroup, Inc., 4.125%, 06/30/05	1,650	1,664,438
Countrywide Home Loan,* 2.55%, 08/25/06	1,200	1,200,000
General Electric Capital Corp., 6.75%, 03/15/32	1,300	1,490,125
Goldman Sachs Group, Inc., 6.125%, 02/15/33	1,700	1,719,124
Household Finance Corp.,
5.75%, 01/30/07	500	523,125
6.75%, 05/15/11	675	755,509
MBNA Corp., 6.25%, 01/17/07	1,250	1,315,625
Merrill Lynch,
4.125%, 01/15/09	1,225	1,225,000
6.875%, 11/15/18	1,500	1,698,750
Wells Fargo Co.,* 1.98%, 09/15/09	1,175	1,175,015

		15,637,910

	Par (000)	Value

DOMESTIC CORPORATE BONDS — Continued
Beverages — 1.8%
Anheuser Busch Cos., Inc., 5.00%, 03/01/19	$1,000	$976,250
Coca-Cola Enterprises, 6.95%, 11/15/26	1,150	1,321,063

		2,297,313

Building—Residential & Commercial — 0.6%
D.R. Horton, Inc., 7.50%, 12/01/07	700	766,500

Chemicals — 0.7%
E.I. DU Pont DE Nemours, 4.125%, 04/30/10	900	896,625

Computers — 2.7%
IBM
4.375%, 06/01/09	700	706,125
7.00%, 10/30/25	1,750	2,036,390
Unisys Corp., 8.125%, 06/01/06	665	703,238

		3,445,753

Consumer Goods — 0.6%
American Standard Co., 7.375%, 04/15/05	725	737,688

Entertainment — 0.5%
Time Warner, 6.125%, 04/15/06	650	675,188

Heavy construction equipment rental — 0.6%
United Rentals, Inc.**, 7.75%, 11/15/13	800	772,000

Hotels & Lodging — 1.2%
Park Place Entertainment**, 7.875%, 12/15/05	755	787,087
Starwood Hotels, 7.375%, 05/01/07	665	713,213

		1,500,300

Insurance — 0.6%
Allstate Corp., 5.00%, 08/15/14	500	496,875
GE Global Insurance, 7.00%, 02/15/26	215	231,125

		728,000

Machinery & Equipment — 2.2%
Caterpillar, 7.30%, 05/01/31	1,000	1,218,750
John Deere, 4.125%, 07/15/05	1,600	1,614,000

		2,832,750

Office Machines — 1.0%
Pitney Bowes, Inc., 4.875%, 08/15/14	1,350	1,343,250

Oil & Exploration — 0.6%
Tesoro Petroleum Corp., 8.00%, 04/15/08	675	736,594

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Statement of Net Assets — Concluded

November 30, 2004

(Unaudited)

	Par (000)	Value

DOMESTIC CORPORATE BONDS — Continued
Printing & Publishing — 0.3%
Dex Media West, 8.50%, 08/15/10	$390	$436,800

Retail Stores — 1.1%
J.C. Penny & Co., Inc.**, 7.60%, 04/01/07	700	763,000
Saks, Inc., 7.50%, 12/01/10	655	694,300

		1,457,300

Special Purpose Entity — 0.9%
Aria CDO I (Jersey) Ltd.,*,*** 3.13%, 10/07/09	650	652,392
Brascan Sels Cports,*,*** 5.91%, 10/31/09	450	450,000

		1,102,392

Telecommunications — 1.1%
Verizon New Jersey, Inc., 5.875%, 01/17/12	1,400	1,478,750

Utilities — Electrical & Electronic — 0.5%
Public Service Co. of Colorado, 4.375%, 10/01/08	650	657,313

TOTAL DOMESTIC CORPORATE BONDS
(Cost $39,544,093)		39,998,091

FOREIGN BONDS — 5.1%
Corporate Bonds — 2.8%
Cia Brasileira DE Bebida, 8.75%, 09/15/13	700	800,625
Cosan SA Industrial,*** 9.00%, 11/01/09	625	643,750
Hutchison Whampoa Intl.,*** 5.45%, 11/24/10	900	923,625
Innova S DE R.L, 9.375%, 09/19/13	500	568,750
Vimpelcom,*** 10.00%, 06/16/09	650	716,625

		3,653,375

Sovereign Agency — 1.8%
Brazil de Republic, 9.25%, 10/22/10	725	793,875
Republic Of Italy, 3.75%, 12/14/07	1,500	1,503,750

		2,297,625

Yankee — 0.5%
Royal Caribean Cruises, 8.25%, 04/01/05	665	679,131

TOTAL FOREIGN BONDS
(Cost $6,269,624)		6,630,131

U.S. TREASURY OBLIGATIONS — 8.5%
U.S. Treasury Notes — 8.5%
1.25%, 05/31/05	1,000	995,000

	Par (000)	Value

U.S. TREASURY OBLIGATIONS — Continued
U.S. Treasury Notes — Continued
6.50%, 08/15/05**	$750	$771,120
4.00%, 02/15/14**	1,700	1,657,500
4.25%, 08/15/14**	1,000	991,250
6.75%, 08/15/26**	5,425	6,622,732

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $10,824,510)		11,037,602

	Shares
INVESTMENT COMPANIES — 0.9%
One Group Prime Money Market Institutional Fund	1,214,643	1,214,643

TOTAL INVESTMENT COMPANIES
(Cost $1,214,643)		1,214,643

	Par (000)
SECURITIES LENDING COLLATERAL — 15.0%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (Note 1.I)	$19,409	19,409,277

TOTAL SECURITIES LENDING COLLATERAL
(Cost $19,409,277)		19,409,277

TOTAL INVESTMENT IN SECURITIES — 114.5%
(Cost $146,912,585****)		147,985,571
OTHER LIABILITIES IN EXCESS OF ASSETS — (14.5)%		(18,711,746)

NET ASSETS — 100%		$129,273,825

NET ASSET VALUE PER SHARE
Institutional Shares
($127,717,580 ÷ 12,883,542 shares outstanding)		$9.91

Class A Shares
($1,004,050 ÷ 101,260 shares outstanding)		$9.92

Class C Shares
($552,195 ÷ 55,732 shares outstanding)		$9.91

*	The rates shown are as of November 30, 2004.
**	Certain Amounts are temporarily on loan to an unaffiliated broker/dealer.
***	Securities were purchased pursuant to Rule 144a of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
****	Aggregate cost for Federal income tax purposes is $127,503,308. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$1,722,069
Excess of Tax cost over value	$(649,082)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Statement of Net Assets

November 30, 2004

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — 94.3%
District of Columbia — 2.6%
Washington D.C., Metropolitan Transit Authority, Gross Revenue INS: MBIA, 5.00%, 07/01/10	$300	$327,537
Washington D.C., Metropolitan Transit Authority, RB, INS: FGIC, 6.00%, 07/01/09	600	678,084
Washington DC Metro Area, Transit Authority, RB, Refunding, INS: MBIA, 5.00%, 01/01/12	500	548,615

		1,554,236

Maryland — 88.4%
Annapolis, GO, CPI, 5.00%, 11/01/16	440	465,718
Anne Arundel County, GO,
5.00%, 03/01/16	750	812,595
5.25%, 03/01/18	1,000	1,097,649
Baltimore City, GO, CPI, INS: FGIC, Unrefunded, 5.00%, 10/15/16	80	83,890
Baltimore City, GO, CPI, INS: FGIC, Prerefunded 4/15/08 @ 101, 5.00%, 10/15/16	420	458,409
Baltimore City, GO, INS: MBIA, 7.00%, 10/15/10	450	543,191
Baltimore City, RB, Waste Water Project, INS: FGIC,
5.90%, 07/01/13	1,000	1,167,609
5.00%, 07/01/22	1,000	1,076,700
Baltimore County Metropolitan District, 65th Service, GO, 5.50%, 06/01/13	440	466,162
Baltimore County, COP, Equipment Acquisition Program, 5.00%, 08/01/07	250	266,918
Baltimore County, GO
5.00%, 08/01/11	750	829,905
5.125%, 08/01/12	500	542,315
Baltimore, COP, Board of Education Administration, INS: MBIA, 5.25%, 04/01/07	500	532,525
Cecil County, GO, CPI, 5.00%, 08/01/09	655	713,347
Charles County, GO, 5.70%, 03/01/10	750	763,838
Frederick County, GO
5.00%, 12/01/08	500	545,050
5.25%, 07/01/12	250	273,705
Frederick City, GO
5.00%, 12/01/08	400	436,200
Gaithersburg, Hospital Facilities, Shady Grove Hospital RB, INS: FSA, 5.50%, 09/01/15	1,515	1,577,887

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Harford County, GO, CPI, UT,
5.50% 12/01/07	$920	$1,003,876
5.00%, 12/01/14	125	136,855
Harford County, GO, CPI, UT, Prerefunded 12/1/07 @ 102, 5.00%, 12/01/14	125	133,686
Howard County, GO, CPI, 5.00%, 02/15/06	650	672,282
Maryland Environmental Services — Cecil County, RB, Landfill Project,
5.125%, 09/01/10	180	195,385
5.30%, 09/01/12	250	269,845
Maryland National Capital Park & Planning Commission — Prince George’s County, GO, Unrefunded Balance,
6.25%, 01/15/05	200	201,045
5.375%, 01/15/14	450	483,188
Maryland State & Local Facilities, GO, GPI,
5.25%, 06/15/06	500	523,405
5.25%, 02/01/08	680	738,201
5.50%, 03/01/08	2,500	2,737,149
Maryland State Community Development, RB, Administration Department of Housing & Community Development, Infrastructure, INS: MBIA,
5.125%, 06/01/17	325	348,436
5.15%, 06/01/22	390	407,495
Maryland State Community Development, RB, Administration Department of Housing & Community Development, Multi-family,
5.05%, 05/15/18	120	122,516
5.30%, 09/01/10	240	249,038
Maryland State Department of Transportation, RB, 5.00%, 02/01/06	500	516,475
Maryland State Economic Development, RB, Corporate Lease, Maryland Department of Transportation Headquarters, 5.00%, 06/01/15	450	486,626
Maryland State Economic Development, RB, Infrastructure, University of Maryland-College Park Project, INS: AMBAC, 5.375%, 07/01/14	500	547,875

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Statement of Net Assets — Continued

November 30, 2004

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Maryland State Health & Higher Education Facilities Authority, RB Goucher College, 5.375%, 07/01/25	$500	$524,980
Maryland State Health & Higher Educational Facilities Authority, College of Notre Dame, INS: MBIA, 5.30%, 10/01/18	460	521,967
Maryland State Health & Higher Educational Facilities Authority, John Hopkins University, RB, Refunding, 5.625%, 07/01/17	500	540,660
Maryland State Health & Higher Educational Facilities Authority, RB, Board of Child Care,
5.50%, 07/01/13	800	881,600
5.375%, 07/01/32	500	519,675
Maryland State Health & Higher Educational Facilities Authority, RB, Helix Health Inc., INS: AMBAC, ETM,
5.125%, 07/01/11	600	666,504
5.125%, 07/01/12	555	618,470
Maryland State Health & Higher Educational Facilities Authority, RB, Johns Hopkins University, 5.125%, 07/01/20	500	530,690
Maryland State Health & Higher Educational Facilities Authority, RB, Johns Hopkins University, 5.125%, 07/01/11	600	650,304
Maryland State Health & Higher Educational Facilities Authority, RB, Refunding, Johns Hopkins Hospital, 5.00%, 05/15/09	400	431,012
Maryland State Health & Higher Educational Facilities Authority, RB, Refunding, Johns Hopkins University,
5.00%, 07/01/11	500	549,570
5.25%, 07/01/17	750	812,033
5.25%, 07/01/16	500	540,115
Maryland State Health & Higher Educational Facilities Authority, Suburban Hospital, RB, 5.50%, 07/01/16	750	815,108
Maryland State Industrial Development, RB, IDA, American Center for Physics, SPA: American Institute of Physics, 5.25%, 12/15/14	500	546,955

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Maryland State Industrial Development, RB, National Aquarium Baltimore, 5.50%, 11/01/17	$750	$827,228
Maryland State Stadium Authority, RB, Convention Center Expansion, INS: AMBAC
5.75%, 12/15/08	335	342,862
5.80%, 12/15/09	535	547,578
Maryland State Stadium Authority, Sports Facility, RB, INS: AMBAC, 5.75%, 03/01/18	1,000	1,049,740
Maryland State Transportation Authority, RB, 5.80%, 07/01/06	775	818,392
Montgomery County Revenue Authority, RB, Olney Indoor Swim Project, 5.25%, 10/01/12	250	256,063
Montgomery County, COP, GPI, Equipment Acquisition Program, 4.50%, 06/01/06	500	516,815
Montgomery County, RB, Economic Development Revenue, Trinity Health Care Group, 5.50%, 12/01/16	930	1,030,524
Montgomery County, RB, Housing Opportunity Community Housing Multi-Family, Avalon Knoll, FNMA COLL, 5.70%, 07/01/10	150	157,146
Montgomery County. GO, CPI, 5.75%, 07/01/06	400	422,340
New Baltimore School Board, RB,
4.85%, 11/01/11	450	484,412
5.125%, 11/01/14	455	490,631
Ocean City, GO, INS: FGIC, 5.00%, 03/01/09	450	489,155
Prince George’s County Housing Authority, Multifamily, RB, 7.00%, 04/15/19	500	512,950
Prince George’s County, GO, INS: MBIA,
5.20%, 03/15/08	500	521,640
5.25%, 03/15/15	400	430,348
Prince George’s County, RB, IDA, Hyattsville District Court Facility, 6.00%, 07/01/09	675	690,836
Prince George’s County. GO, CPI, INS: FSA
5.00%, 05/15/07	525	558,831
5.00%, 10/01/12	500	539,105

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Statement of Net Assets — Concluded

November 30, 2004

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Queen Anne’s County, GO, INS: FGIC, 5.00%, 11/15/10	$400	$440,772
Saint Mary’s College, Academic Fees, RB, INS: AMBAC, 5.55%, 09/01/30	500	533,760
Saint Mary’s County, GO, Prerefunded 10/1/09 @ 101, 5.50%, 10/01/14	1,000	1,127,419
Saint Mary’s County, GO, Refunding, St. Mary’s Hospital, 5.00%, 10/01/09	880	961,831
Talbot County, GO, 5.00%, 03/15/12	480	527,530
University of Maryland SYS, RB, Auxiliary Facilities & Tuition, 5.40%, 04/01/07	300	314,751
5.00%, 04/01/08	500	538,495
5.125%, 04/01/13	400	423,432
5.00%, 04/01/15	500	528,335
Washington County, GO, INS: FGIC,
5.00%, 01/01/16	675	712,935
5.50%, 01/01/20	300	327,708
Washington Suburban Sanitary District, GO, General Construction, 5.25%, 06/01/24	440	467,113
Washington Suburban Sanitary District, GO, General Construction, Prerefunded 06/01/07 @ 102, 5.00%, 06/01/09	500	538,935
Wicomico County, GO, INS: FGIC, 5.00%, 02/01/15	755	798,367
Worcester County, GO, 5.20%, 08/01/08	1,310	1,387,237

		51,891,850

Puerto Rico — 3.3%
Children’s Trust Fund, RB, Puerto Rico Tobacco, Prerefunded 7/1/10 @ 100, 6.00%, 07/01/26	750	860,190
Puerto Rico Electric Power Authority, Series AA, RB, INS: MBIA, 5.40%, 07/01/13	1,000	1,082,080

		1,942,270

TOTAL MUNICIPAL BONDS
(Cost $53,086,606)		55,388,356

	Shares	Value

INVESTMENT COMPANIES — 4.5%
Black Rock Provident Institutional Funds — MuniFund	1,366,476	$1,366,476
Goldman Sachs Financial Square Tax-Free Money Market Fund	1,284,218	1,284,218

TOTAL INVESTMENT COMPANIES
(Cost $2,650,694)		2,650,694

TOTAL INVESTMENT IN SECURITIES — 98.8%
(Cost $55,737,300*)		58,039,050
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.2%		704,653

NET ASSETS — 100%		$58,743,703

NET ASSET VALUE PER SHARE
Institutional Shares
($57,261,369 ÷ 5,147,722 shares outstanding)		$11.12

Class A Shares
($1,238,856 ÷ 111,374 shares outstanding)		$11.12

Class C Shares
($243,478 ÷ 21,881 shares outstanding)		$11.13

*	Aggregate cost for Federal income tax purposes is $64,237,300. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$2,435,794
Excess of Tax cost over value	$(132,141)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Statement of Net Assets

November 30, 2004

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — 92.4%
Alabama — 1.2%
Alabama State Department of Docks Facility, RB, INS: MBIA, 6.00%, 10/01/06	$1,410	$1,505,161

Arizona — 0.9%
University of Arizona, RB, INS: FSA, 5.25%, 06/01/09	1,050	1,156,071

Arkansas — 1.9%
Arkansas State, 5.50%, 08/01/08	2,250	2,476,373

Colorado — 2.7%
Arapahoe County School District No. 5, GO, SAW, Cherry Creek, 5.25%, 12/15/07	1,000	1,079,230
Jefferson County School District, GO, INS: MBIA, 5.25%, 12/15/05	1,230	1,269,778
Regional Transportation District, RB, Sales Tax Revenue, INS: AMBAC, 5.25%, 11/01/11	1,000	1,116,980

		3,465,988

Connecticut — 3.4%
Connecticut State Split Tax Obligations, MBIA, Prerefunded 10/1/06 @ 101, 5.50%, 10/01/12	2,325	2,486,146
Connecticut State, GO, Refunding, 5.25%, 12/15/07	1,800	1,948,104

		4,434,250

Florida — 8.4%
Florida State Board of Education Capital Outlay, GO, Prerefunded 6/1/05 @101, 5.875%, 06/01/12	1,775	1,826,511
Florida State Board of Education Public Education, GO, 5.00%, 06/01/07	2,000	2,129,180
Florida State Education University System, RB, INS: AMBAC, 5.00%, 07/01/07	2,500	2,663,425
Florida State, RB, Dept. of Environmental Protection, INS: AMBAC,
5.50%, 07/01/06	2,000	2,099,200
5.75%, 07/01/07	1,000	1,084,020
St. Lucie County, RB, INS: MBIA, 5.50%, 04/01/10	1,000	1,104,030

		10,906,366

Georgia — 2.4%
DeKalb County Development Authority, RB, Emory University Project, 5.375%, 11/01/05	1,000	1,030,030
Georgia State, GO, 5.50%, 08/01/06	2,000	2,109,020

		3,139,050

	Par (000)	Value

MUNICIPAL BONDS — Continued
Hawaii — 0.8%
Honolulu City & County Board Water Supply System, MBIA-IBC, RB, Prerefunded 07/01/06 @ 101, 5.80%, 07/01/21	$1,000	$1,065,970

Illinois — 1.4%
University of Illinois, COP, MBIA, Utility Infrastructure Projects, 5.75%, 08/15/08	1,605	1,782,176

Indiana — 1.1%
Purdue University, University Student Fees, RB, 5.00%, 07/01/07	1,300	1,381,965

Kansas — 1.3%
Kansas State Juvenile Justice Authority, RB, INS: MBIA, 5.00%, 05/01/05	1,710	1,730,708

Kentucky — 2.0%
Kentucky State Property and Buildings Community, RB, Project No. 69, INS: MBIA, 5.00%, 08/01/05	1,430	1,457,713
Kentucky State Turnpike Authority, RB, Revitalization, INS: FSA, 5.50%, 07/01/10	1,000	1,122,040

		2,579,753

Maryland — 2.3%
Baltimore County, COP, Equipment Acquisition Program, 5.00%, 08/01/07	1,265	1,350,603
Maryland State Health & Higher Education, RB, Johns Hopkins Hospital, 5.00%, 05/15/10	500	543,110
Prince Georges County, GO, CPI, INS: FSA, 5.50%, 05/15/09	1,000	1,111,770

		3,005,483

Massachusetts — 2.9%
Massachusetts, GO, 5.375%, 08/01/08	1,500	1,638,930
Massachusetts, GO, Prerefunded 04/01/08 @ 101, 5.00%, 04/01/15	2,000	2,174,360

		3,813,290

Michigan — 2.6%
Detroit, GO, INS: AMBAC, 5.20%, 05/01/07	2,000	2,132,320
Michigan Municipal Bond Authority, RB, Drinking Water, 5.25%, 10/01/08	1,145	1,259,214

		3,391,534

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Statement of Net Assets — Continued

November 30, 2004

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — Continued
Minnesota — 0.9%
Minnesota, GO, 5.00%, 10/01/05	$1,200	$1,228,980

Nebraska — 2.2%
Douglas County School District, GO, Prerefunded 12/09/04 @ 102, 5.30%, 12/15/11	2,830	2,888,355

Nevada — 0.8%
Nevada, GO, 5.60%, 05/15/09	1,000	1,055,130

New Jersey — 6.9%
New Jersey Economic Development, RB, INS: AMBAC, 5.00%, 09/15/11	1,120	1,229,110
New Jersey Economic Development, RB, INS: MBIA, 5.00%, 07/01/09	2,000	2,179,680
New Jersey Educational Facility Authority, RB, Refunding, Seton Hall University, INS: AMBAC, 5.25%, 07/01/07	1,000	1,071,070
New Jersey State Educational Facility Authority*, RB, Princeton University, 4.75%, 07/01/07	1,410	1,495,587
New Jersey State Transportation, RB, ETM, INS: MBIA, 6.50%, 06/15/10	1,500	1,760,805
New Jersey, GO, 6.50%, 07/15/05	1,250	1,284,113

		9,020,365

North Carolina — 1.7%
North Carolina State, GO, 5.00%, 05/01/08	2,000	2,161,780

Ohio — 8.7%
Cleveland Municipal School District, GO, INS: FGIC, 5.00%, 12/01/05	1,250	1,285,863
Columbus, GO, Public Improvements, 6.00%, 06/15/07	2,000	2,136,500
Ohio State Building Authority, Refunding, Workers Compensation Facilities, RB, INS: FGIC, 5.00%, 04/01/13	2,000	2,196,819
Ohio State Capital Facilities, 5.00%, 09/15/07	1,000	1,069,840
Ohio State Infrastructure Improvements, 5.00%, 08/01/07	1,785	1,904,845
State Building Authority, Adult Correctional Facility, Series A, RB, INS: FSA, 5.50%, 10/01/08	2,500	2,751,874

		11,345,741

Oklahoma — 0.9%
Oklahoma Housing Development Authority, RB, 5.10%, 11/01/05	1,100	1,120,482

	Par (000)	Value

MUNICIPAL BONDS — Continued
Pennsylvania — 10.6%
Berks County, GO, INS: AMBAC, 5.50%, 11/15/05	$1,500	$1,548,285
Cumberland County Municipal Authority, RB, VRDB, INS: Radian*, 1.65%, 01/01/33	2,000	2,000,000
Harrisburg Authority School Revenue, GO, INS: FGIC, 5.00%, 04/01/10	1,250	1,363,200
Pennslyvania State Industrial Development, RB, Escrowed to Maturity, 5.50%, 07/01/05	895	913,043
Pennsylvania State Higher Educational Association of Independent Colleges, Facilities Authority, RB, VRDB, SPA: PNC Bank N.A.*, 1.69%, 11/01/31	1,200	1,200,000
Pennsylvania State Industrial Development, RB, INS: AMBAC, 5.50%, 07/01/05	1,605	1,636,426
Pennsylvania State University, RB, VRDB, SPA: Westdeutsche Landesbank*, 1.67%, 03/01/32	1,500	1,500,000
Pennsylvania State, GO,
5.00%, 10/01/05	1,250	1,279,875
5.00%, 09/15/08	2,000	2,168,059

		13,608,888

Tennessee — 1.7%
Shelby County, GO,
5.50%, 08/01/08	1,000	1,098,040
5.00%, 04/01/09	1,000	1,087,770

		2,185,810

Texas — 4.1%
San Antonio Electric & Gas, RB, Unrefunded Balance, 5.80%, 02/01/06	1,775	1,818,665
Texas State Public Finance Authority, Refunding, GO, 5.00%, 10/01/05	2,000	2,047,960
University of Texas, RB, 5.00%, 07/01/05	1,500	1,525,530

		5,392,155

Utah — 1.6%
Utah State, Unrefunded Balance, GO, 5.50%, 07/01/06	2,000	2,103,680

Virginia — 8.4%
Fairfax County Health Care-INOVA, 5.50%, 08/15/10	1,000	1,070,680
Prince William County Lease Partnership, COP, INS: MBIA, 5.50%, 12/01/10	2,500	2,628,600

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Statement of Net Assets — Concluded

November 30, 2004

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — Continued
Virginia — Continued
Virginia College Building Authority, Educational, Facilities, Public Higher Education Program, RB, 4.50%, 09/01/05	$2,000	$2,036,700
Virginia College Building Authority, Educational, Facilities, RB, 5.50%, 09/01/06	1,135	1,199,513
Virginia Commonwealth Transportation Board, Federal Highway Reimbursement Antic, GO, 5.50%, 10/01/06	1,000	1,057,840
Virginia State Public Building Authority, Prerefunded 08/01/2005 @ 101, 5.10%, 08/01/08	1,010	1,040,603
Virginia State Public School Authority, RB, INS: State Aid Withholding, 5.60%, 06/01/12	1,850	1,919,986

		10,953,922

Washington — 4.7%
King County, GO, 5.00%, 06/01/06	2,500	2,601,975
King County, Sewer, FSA, 5.00%, 01/01/05	1,250	1,253,253
Washington State Public Power Supply, RB, INS: MBIA, 6.00%, 07/01/07	2,020	2,194,871

		6,050,099

West Virginia — 0.8%
School Building Authority, Revenue, Capital Improvement, AMBAC, 5.50%, 07/01/11	1,000	1,089,230

Wisconsin — 1.6%
Wisconsin State, GO, 6.125%, 11/01/06	2,000	2,142,960

Wyoming — 1.5%
Lincoln County, RB, VRDB, PCRB, Exxon Mobil Project, 1.59%, 11/01/14	2,000	2,000,000

TOTAL MUNICIPAL BONDS
(Cost $119,399,280)		120,181,715

	Shares	Value

INVESTMENT COMPANIES — 6.4%
Black Rock Provident Institutional Funds — MuniFund	4,139,690	$4,139,690
Goldman Sachs Financial Square Tax-Free Money Market Fund	4,161,931	4,161,931

TOTAL INVESTMENT COMPANIES
(Cost $8,301,621)		8,301,621

TOTAL INVESTMENT IN SECURITIES — 98.8%
(Cost $127,700,901**)		128,483,336

OTHER ASSETS IN EXCESS OF LIABILITIES — 1.2%		1,509,539

NET ASSETS — 100%		$129,992,875

NET ASSET VALUE PER SHARE
Institutional Shares
($129,402,280 ÷ 12,819,210 shares outstanding)		$10.09

Class A Shares
($466,190 ÷ 46,175 shares outstanding)		$10.09

Class C Shares
($124,405 ÷ 12,325 shares outstanding)		$10.09

*	The rates shown are as of November 30, 2004.
**	Aggregate cost for Federal income tax purposes is $146,700,901. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$1,411,415
Excess of tax cost over value	$(639,029)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Statement of Net Assets

November 30, 2004

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — 97.1%
Alabama — 2.0%
Auburn University, RB, General Fee Revenue, INS: MBIA, 5.50%, 06/01/13	$2,345	$2,622,554

Arizona — 1.0%
Maricopa County School District No. 38 Madison Elementary, GO, INS: MBIA, Prerefunded 07/01/06 @ 101, 5.80%, 07/01/15	1,230	1,311,143

Arkansas — 2.8%
Arkansas State, GO, INS: FGIC, 5.25%, 08/01/05	1,425	1,454,754
University of Arkansas, RB, Fayetteville Campus, INS: FGIC, 5.50%, 12/01/16	2,000	2,254,540

		3,709,294

California — 1.8%
Los Angeles Unified School District, GO, INS: MBIA, 5.75%, 07/01/13	2,000	2,322,860

Colorado — 6.1%
Arapahoe County District No. 5, Cherry Creek, GO, INS: SAW,
5.50%, 12/15/12	1,750	1,943,463
6.00%, 12/15/13	1,000	1,137,670
Colorado Springs, RB, Utility Revenue, ETM, 5.875%, 11/15/17	1,500	1,748,055
Denver City and County, COP, INS: AMBAC, 5.75%, 12/01/18	1,750	2,015,422
Denver City and County, GO, 6.00%, 10/01/10	1,000	1,148,310

		7,992,920

Florida — 4.2%
Broward County, RB, Florida Resource Recovery, 5.00%, 12/01/04	2,000	2,000,153
Florida State, RB, Department of Environmental Protection, INS: AMBAC, 6.00%, 07/01/12	1,000	1,165,110
Hillsborough County Capital Improvements Program, RB, INS: FGIC, 6.00%, 08/01/05	1,210	1,241,351
Lee County Transit Facilities Revenue, RB, INS: AMBAC, 5.50%, 10/01/14	1,000	1,115,980

		5,522,594

Georgia — 6.8%
Georgia State, GO, 6.50%, 12/01/05	1,700	1,774,613
6.00%, 07/01/12	2,000	2,266,140

	Par (000)	Value

MUNICIPAL BONDS — Continued
Georgia — Continued
Private Colleges & Universities, RB, Emory University,
5.75%, 11/01/15	$2,320	$2,632,666
5.75%, 11/01/16	2,000	2,266,080

		8,939,499

Illinois — 1.4%
Chicago Wastewater Transmission, RB, INS: MBIA, Prerefunded 01/01/10 @ 101, 6.00%, 01/01/13	1,545	1,777,399

Kansas — 3.0%
Kansas State Development Financial Authority, RB, PCR, Prerefunded 11/01/10, 6.00%, 11/01/14	2,000	2,309,840
Kansas State, RB, Turnpike Authority, INS: AMBAC, 5.50%, 09/01/06	1,500	1,584,210

		3,894,050

Louisiana — 2.0%
Louisiana Public Facilities, RB, INS: FSA, 5.50%, 08/01/17	2,365	2,614,153

Maryland — 3.6%
Dorchester County, GO, 6.10%, 02/01/15	2,000	2,053,320
Gaithersburg, Hospital Facilities, Shady Grove Hospital RB, INS: FSA, 5.50%, 09/01/15	1,500	1,562,265
Maryland State & Local Facilities, GO, GPI, 5.50%, 03/01/08	1,000	1,094,860

		4,710,445

Massachusetts — 8.1%
Massachusetts Bay Transportation Authority, 5.75%, 07/01/15	85	95,435
Massachusetts Bay Transportation Authority Prerefunded 07/01/2010 @ 100, 5.75%, 07/01/15	915	1,040,309
Massachusetts State, GO, Prerefunded 03/01/12 @100, 5.50%, 03/01/19	3,500	3,944,326
Massachusetts State, GO, Transit Improvements, Prerefunded 01/01/13 @ 100, 5.50%, 01/01/15	1,610	1,809,511
Massachusetts State, GO, Transit Improvements, Prerefunded 02/01/10 @ 101, 6.00%, 02/01/14	2,000	2,305,080
Pembroke, GO, INS: FGIC, 5.50%, 11/15/20	1,230	1,363,726

		10,558,387

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Statement of Net Assets — Continued

November 30, 2004

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — Continued
Michigan — 3.7%
Detroit, GO, INS: AMBAC, 5.20%, 05/01/07	$2,000	$2,132,320
Michigan State Building Authority, RB, Facilities Program, 5.50%, 10/15/06	2,500	2,652,375

		4,784,695

Missouri — 2.2%
Farmington School District NO. R7, GO, INS: SADD, 5.70%, 03/01/15	1,065	1,182,235
Missouri State Board of Public Buildings, RB, Special Obligation, 5.75%, 05/01/09	1,500	1,679,730

		2,861,965

New Jersey — 5.2%
New Jersey Environmental Infrastructure, 5.50%, 09/01/16	1,000	1,104,860
New Jersey State Transportation Authority, RB, 5.50%, 06/15/08	1,800	1,962,396
New Jersey State, GO, Refunding, 5.75%, 02/15/06	1,000	1,042,510
New Jersey Transportation Corp., RB, BAN, INS: AMBAC, 5.50%, 02/01/08	2,500	2,717,775

		6,827,541

New York — 1.7%
New York State Environmental Facility, RB, 6.00%, 06/15/18	1,775	2,001,526
New York State Environmental Facility, RB, Prerefunded 06/15/09 @ 100, 6.00%, 06/15/18	225	256,583

		2,258,109

Ohio — 4.7%
Eaton School District, GO, INS: FGIC, 5.75%, 12/01/20	1,000	1,135,570
Ohio State Higher Education, RB, Capital Facilities, 5.50%, 12/01/07	2,000	2,175,080
Ohio State Water Development Authority, RB, Drinking Water Fund, 5.50%, 12/01/17	2,500	2,803,450

		6,114,100

Oregon — 5.3%
Jackson County School District No. 6 Central Point, GO, INS: FGIC, 5.75%, 06/15/15	2,060	2,340,078

	Par (000)	Value

MUNICIPAL BONDS — Continued
Oregon — Continued
Portland Sewer System, RB, INS: FGIC, 5.75%, 08/01/18	$2,000	$2,245,560
Portland Urban Renewal, Tax Allocation, Oregon Conventional Center. INS: AMBAC, 6.00%, 06/15/13	2,000	2,276,840

		6,862,478

Pennsylvania — 13.8%
Allegheny County Sanitation Authority, RB, INS: MBIA, 5.75%, 12/01/13	1,150	1,306,849
Chester County, GO, 5.50%, 11/15/15	4,300	4,795,531
Mifflin County, GO, INS: FGIC, 5.625%, 09/01/28	2,000	2,174,300
Pennsylvania State, GO, 5.75%, 01/15/09	1,315	1,465,344
Philadelphia School District, GO, INS: FSA, Prerefunded 02/01/12 @ 100 5.50%, 02/01/31	1,000	1,132,430
Radnor Township, Pennsylvania School District, GO, INS: SAW, Prerefunded 03/15/07 @ 100, 5.75%, 03/15/19	2,500	2,693,600
Uniontown School District, INS: FSA, 5.50%, 10/01/30	1,440	1,536,970
Wilkes Barre Penn School District, GO, INS: MBIA, 5.50%, 04/01/18	2,460	2,761,079

		17,866,103

Puerto Rico — 3.5%
Puerto Rico Commonwealth Highway & Transportation Authority, RB, INS: MBIA,
6.25%, 07/01/05	1,345	1,377,724
5.50%, 07/01/13	2,780	3,186,630

		4,564,354

Rhode Island — 2.1%
Rhode Island State, GO, INS: FGIC, 6.00%, 07/15/14	2,415	2,774,835

South Carolina — 2.2%
South Carolina Transportation Infrastructure, RB, GPI, 5.50%, 10/01/06	2,705	2,863,973

Texas — 4.7%
San Antonio Electric & Gas, RB, Unrefunded Balance, 5.80%, 02/01/06	3,300	3,381,180

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Statement of Net Assets — Concluded

November 30, 2004

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — Continued
Texas — Continued
Texas Tech University, RB, INS: MBIA, 5.50%, 08/15/18	$2,550	$2,798,778

		6,179,958

Virginia — 3.4%
Hampton, GO, GPI, Prerefunded 02/01/10 @102, 5.75%, 02/01/15	1,490	1,678,679
Montgomery County IDA Lease, RB, INS: AMBAC, 6.00%, 01/15/17	1,000	1,151,190
Virginia State Public Schools, RB, 5.50%, 08/01/08	1,500	1,650,375

		4,480,244

Wisconsin — 1.8%
Sun Prairie Area School District, GO, INS: FSA, Prerefunded 03/01/10 @100, 6.00%, 03/01/14	1,180	1,352,386
Wisconsin State, GO, 6.20%, 05/01/06	1,000	1,054,680

		2,407,066

TOTAL MUNICIPAL BONDS
(Cost $120,804,904)		126,820,719

	Shares
INVESTMENT COMPANIES — 1.7%
Black Rock Provident Institutional Funds — MuniFund	564,011	$564,011
Goldman Sachs Financial Square Tax-Free Money Market Fund	1,708,680	1,708,680

TOTAL INVESTMENT COMPANIES
(Cost $2,272,691)		2,272,691

TOTAL INVESTMENT IN SECURITIES — 98.8%
(Cost $123,077,595*)		129,093,410

OTHER ASSETS IN EXCESS OF LIABILITIES — 1.2%		1,599,687

NET ASSETS — 100%		$130,693,097

Value
NET ASSET VALUE PER SHARE
Institutional Shares
($130,252,186 ÷ 13,260,546 shares outstanding)	$9.82

Class A Shares
($265,401 ÷ 26,962 shares outstanding)	$9.84

Class C Shares
($175,510 ÷ 17,860 shares outstanding)	$9.83

*	Aggregate cost for Federal income tax purposes is $133,101,006. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows.

Excess of value over tax cost	$6,133,861
Excess of tax cost over value	$(113,679)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INVESTMENT ABBREVIATIONS

ADB	Asian Development Bank
ADR	American Depositary Receipt
AMBAC	American Municipal Bond Assurance Corp.
ARM	Adjustable Rate Mortgage
BAN	Bond Anticipation Notes
CGI	Consolidated General Improvement
COP	Certificates of Participation
CPI	Consolidated Public Improvement
ETM	Escrowed to Maturity in U.S. Government Obligations
FFCB	Federal Farm Credit Bank
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
FRN	Floating Rate Notes
FSA	Financial Surety Assurance
GDR	Global Depositary Receipt
GO	General Obligation
GPI	General Public Improvement
GTD	Guaranteed
IBRD	International Bank for Reconstruction and Development
IDA	Industrial Development Authority
INS	Insured
LIC	Line of Credit
LIQ	Liquidity
LOC	Letter of Credit
MBIA	Municipal Bond Insurance Association
MPB	Municipal Put Bonds
PCR	Pollution Control Revenue
PCRB	Pollution Control Revenue Bonds
PSFG	Permanent School Fund Guaranty
RAN	Revenue Anticipation Notes
RB	Revenue Bonds
SADD	State Aid Direct Deposit
SAW	State Aid Withholding
SPA	Standby Purchase Agreement
TAN	Tax Anticipation Notes
TECP	Tax-Exempt Commercial Paper
TIPS	Treasury Inflation Protected Securities
TRAN	Tax and Revenue Anticipation Notes
UT	Unlimited Tax
VRDB	Variable Rate Demand Bond
VRDN	Variable Rate Demand Notes

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Operations

For the Six Months Ended November 30, 2004

(Unaudited)

	Prime Money Market Fund	Government Money Market Fund	Tax-Exempt Money Market Fund
INVESTMENT INCOME:
Interest	$5,827,069	$3,107,422	$1,544,033
Income from securities loaned	3,179	2,324	—

TOTAL INVESTMENT INCOME	5,830,248	3,109,746	1,544,033

EXPENSES:
Investment advisory fees	965,362	519,956	309,854
Administration fees	482,681	259,978	154,927
Accounting agent fees	94,010	50,560	31,772
Distribution and service fees
Class A Shares	197,565	6,505	20,277
Class C Shares	2,688	15	5
Custodian fees	37,021	13,832	14,140
Directors’ fees	3,051	3,103	3,103
Transfer agent fees	15,841	10,515	9,149
Legal fees	27,959	12,400	10,890
Audit fees	8,897	8,911	8,911
Registration fees	27,795	6,427	4,857
Printing costs	19,761	10,720	7,015
Insurance fees	13,185	7,554	6,368
Other	7,458	5,842	5,171

TOTAL EXPENSES	1,903,274	916,318	586,439
Fees waived by Investment Advisor	(153,665)	(75,573)	(68,978)
Distribution and services fee waived
Class C Shares	(1,344)	(7)	(2)

NET EXPENSES	1,748,265	840,738	517,459

NET INVESTMENT INCOME	4,081,983	2,269,008	1,026,574

REALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments sold	—	—	(73)

Net gain (loss) on investments	—	—	(73)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,081,983	$2,269,008	$1,026,501

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Operations

For the Six Months Ended November 30, 2004

(Unaudited)

	Growth & Income Fund	Equity Income Fund	Equity Growth Fund	Capital Opportunities Fund	International Equity Fund	Diversified Real Estate Fund
INVESTMENT INCOME:
Interest	$44,021	$17,124	$3,581	$67,619	$155,670	$—
Income from securities loaned	14,867	2,048	861	7,226	84,510	7,548
Dividends	4,383,314	1,347,690	273,036	753,275	3,184,131 *	4,393,320

TOTAL INVESTMENT INCOME	4,442,202	1,366,862	277,478	828,120	3,424,311	4,400,868

EXPENSES:
Investment advisory fees	1,399,238	267,165	94,173	1,051,156	2,107,811	715,635
Administration fees	291,509	55,659	19,619	101,073	215,964	111,818
Accounting agent fees	58,722	12,000	5,198	23,710	52,987	23,171
Distribution and service fees
Class A Shares	13,696	803	546	2,709	3,102	3,967
Class C Shares	11,800	316	67	2,461	2,590	2,999
Custodian fees	22,355	4,264	1,561	7,400	310,475	7,762
Directors’ fees	3,103	3,055	3,055	3,055	2,952	3,055
Transfer agent fees	28,924	10,545	12,645	11,853	14,755	17,004
Legal fees	14,383	2,901	1,148	15,312	7,326	4,889
Audit fees	8,911	8,910	8,797	8,797	8,910	8,910
Registration fees	6,770	6,291	6,712	8,576	19,644	12,320
Printing costs	13,282	2,703	1,161	4,880	7,331	3,984
Insurance fees	8,517	1,522	613	2,200	3,809	2,491
Other	7,495	5,370	5,181	5,566	19,396	6,310

TOTAL EXPENSES	1,888,705	381,504	160,476	1,248,748	2,777,052	924,315
Fees waived by Investment Advisors	(58,455)	(34,248)	(37,896)	(208,820)	(568,563)	—

NET EXPENSES	1,830,250	347,256	122,580	1,039,928	2,208,489	924,315

NET INVESTMENT INCOME (LOSS)	2,611,952	1,019,606	154,898	(211,808)	1,215,822	3,476,553

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) from:
Investments	17,040,870	65,323	889,612	4,220,889	4,112,238	2,375,650
Foreign currency transactions	—	—	—	—	(126,979)	—

	17,040,870	65,323	889,612	4,220,889	3,985,259	2,375,650

Change in net unrealized appreciation (depreciation):
Investments	(3,689,771)	4,405,653	(375,162)	11,616,704	36,891,962	29,972,260
Translation of assets and liabilities in foreign transactions	—	—	—	—	230,932	—

	(3,689,771)	4,405,653	(375,162)	11,616,704	37,122,894	29,972,260

Net gain (loss) on investments and foreign currency transactions	13,351,099	4,470,976	514,450	15,837,593	41,108,153	32,347,910

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,963,051	$5,490,582	$669,348	$15,625,785	$42,323,975	$35,824,463

*	Net of withholding taxes of $347,896

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Operations

For the Six Months Ended November 30, 2004

(Unaudited)

	Low Duration Bond Fund	Limited Maturity Bond Fund	Total Return Bond Fund	Maryland Tax-Exempt Bond Fund	Tax-Exempt Limited Maturity Bond Fund	National Tax-Exempt Bond Fund
INVESTMENT INCOME:
Interest	$340,855	$3,038,367	$2,930,900	$1,123,347	$1,666,882	$2,746,591
Dividend	—	—	—	10,167	35,070	13,356
Income from securities loaned	—	29,127	7,359	—	—	—

TOTAL INVESTMENT INCOME	340,855	3,067,494	2,938,259	1,133,514	1,701,952	2,759,947

EXPENSES:
Investment advisory fees	52,103	304,770	230,239	148,538	339,262	348,029
Administration fees	21,710	108,847	82,229	37,134	84,816	87,007
Accounting agent fees	5,621	27,129	28,364	14,579	23,812	23,672
Distribution and service fees
Class A Shares	23	6,969	2,308	3,059	1,182	689
Class C Shares	59	5,187	2,159	1,217	621	875
Custodian fees	2,579	8,716	7,143	3,162	6,814	7,875
Directors’ fees	2,837	3,050	3,050	3,050	3,095	3,050
Transfer agent fees	6,799	17,301	12,328	11,702	9,562	9,453
Legal fees	917	7,097	5,771	2,997	4,503	5,505
Audit fees	9,033	8,907	8,907	8,904	8,904	8,904
Registration fees	9,900	4,676	4,628	3,790	5,134	6,593
Printing costs	1,933	4,203	3,581	1,676	3,725	3,730
Insurance fees	38	3,435	2,797	1,227	2,644	3,046
Organization	21,296	—	—	—	—	—
Other	3,834	4,488	4,339	4,033	4,495	4,443

TOTAL EXPENSES	138,682	514,775	397,843	245,068	498,569	512,871
Fees waived by Investment Advisor	(30,010)	(44,192)	(47,154)	(84,397)	(139,745)	(145,058)
Class C Shares	(29)	—	—	—	—	—

NET EXPENSES	108,643	470,583	350,689	160,671	358,824	367,813

NET INVESTMENT INCOME	232,212	2,596,911	2,587,570	972,843	1,343,128	2,392,134

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investments	(339,170)	(84,596)	533,078	187,488	314,187	562,950

	(339,170)	(84,596)	533,078	187,488	314,187	562,950

Change in unrealized appreciation (depreciation):
Investments	346,208	306,914	2,018,669	321,485	276,549	1,186,580

	346,208	306,914	2,018,669	321,485	276,549	1,186,580

Net gain on investments	7,038	222,318	2,551,747	508,973	590,736	1,749,530

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$239,250	$2,819,229	$5,139,317	$1,481,816	$1,933,864	$4,141,664

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Prime Money Market Fund For the Six Months Ended November 30, 2004	Prime Money Market Fund For the Year Ended May 31, 2004	Government Money Market Fund For the Six Months Ended November 30, 2004	Government Money Market Fund For the Year Ended May 31, 2004
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$4,081,983	$4,953,856	$2,269,008	$2,873,183
Net realized gain (loss) on investments	—	—	—	—
Net increase (decrease) in unrealized appreciation (depreciation) on investments	—	—	—	—

Net increase in net assets resulting from operations	4,081,983	4,953,856	2,269,008	2,873,183

Distributions to shareholders from Net investment income
Institutional Class	(3,841,172)	(4,906,134)	(2,261,578)	(2,869,173)
Class A Shares	(239,113)	(45,580)	(7,420)	(3,988)
Class B Shares	—	(56)	—	(14)
Class C Shares	(1,698)	(2,086)	(10)	(8)

Total distributions to shareholders	(4,081,983)	(4,953,856)	(2,269,008)	(2,873,183)

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	439,046,957	801,805,356	476,032,438	1,004,767,777
Class A Shares	50,423,603	104,558,083	1,293,998	5,419,543
Class B Shares	—	11,013	—	—
Class C Shares	218,905	545,623	—	2,000
Cost of shares redeemed
Institutional Class	(435,983,096)	(849,633,134)	(452,362,919)	(1,015,508,062)
Class A Shares	(51,233,772)	(22,628,049)	(2,042,242)	(3,057,758)
Class B Shares	—	(16,871)	—	(21)
Class C Shares	(177,058)	(156,557)	—	—
Value of shares issued in reinvestment of dividends
Institutional Class	191,497	234,507	66,604	98,075
Class A Shares	184,437	32,479	6,286	3,734
Class B Shares	—	63	—	15
Class C Shares	1,251	1,916	8	8

Increase (decrease) in net assets derived from capital share transactions	2,672,724	34,754,429	22,994,173	(8,274,689)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,672,724	34,754,429	22,994,173	(8,274,689)
NET ASSETS:
Beginning of period	785,101,283	750,346,854	375,965,189	384,239,878

End of period	$787,774,007	$785,101,283	$398,959,362	$375,965,189

Undistributed Net Investment Income	$—	$—	$—	$—

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Prime Money Market Fund For the Six Months Ended November 30, 2004	Prime Money Market Fund For the Year Ended May 31, 2004	Government Money Market Fund For the Six Months Ended November 30, 2004	Government Money Market Fund For the Year Ended May 31, 2004
	(Unaudited)		(Unaudited)
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	439,046,958	801,805,323	476,032,438	1,004,767,715
Class A Shares	50,423,604	104,558,105	1,293,998	5,419,604
Class B Shares	—	11,013	—	—
Class C Shares	218,904	545,634	—	2,000
Shares redeemed
Institutional Class	(435,983,096)	(849,633,134)	(452,362,919)	(1,015,508,062)
Class A Shares	(51,233,773)	(22,628,049)	(2,042,242)	(3,057,758)
Class B Shares	—	(16,871)	—	(20)
Class C Shares	(177,058)	(156,557)	—	—
Shares issued in reinvestment of dividends
Institutional Class	191,497	234,561	66,604	98,075
Class A Shares	184,437	32,479	6,286	3,734
Class B Shares	—	63	—	15
Class C Shares	1,251	1,916	8	9

	2,672,724	34,754,483	22,994,173	(8,274,688)

Net Increase (Decrease) in Shares
Institutional Class	3,255,359	(47,593,250)	23,736,123	(10,642,272)
Class A Shares	(625,732)	81,962,535	(741,958)	2,365,580
Class B Shares	—	(5,795)	—	(5)
Class C Shares	43,097	390,993	8	2,009

	2,672,724	34,754,483	22,994,173	(8,274,688)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Tax-Exempt Money Market Fund For the Six Months Ended November 30, 2004	Tax-Exempt Money Market Fund For the Year Ended May 31, 2004	Growth & Income Fund For the Six Months Ended November 30, 2004	Growth & Income Fund For the Year Ended May 31, 2004
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$1,026,574	$1,746,223	$2,611,952	$2,621,459
Net realized gain (loss) on investments	(73)	(62,963)	17,040,870	13,088,887
Net increase (decrease) in unrealized appreciation (depreciation) on investments	—	—	(3,689,771)	55,713,211

Net increase in net assets resulting from operations	1,026,501	1,683,260	15,963,051	71,423,557

Distributions to shareholders from
Net investment income
Institutional Class	(1,012,577)	(1,733,407)	(1,051,828)	(2,713,249)
Class A Shares	(13,995)	(12,807)	(6,751)	(5,921)
Class B Shares	—	(4)	—	(292)
Class C Shares	(2)	(5)	(1,109)	(1,565)

Total distributions to shareholders	(1,026,574)	(1,746,223)	(1,059,688)	(2,721,027)

Capital Share Transactions:
Proceeds from shares sold
Institutional Class	108,580,017	397,167,463	18,600,251	55,037,834
Class A Shares	9,948,498	14,002,538	2,551,144	3,481,853
Class B Shares	—	—	—	391,543
Class C Shares	—	—	402,255	1,872,266
Cost of shares redeemed
Institutional Class	(139,228,867)	(437,138,652)	(45,536,274)	(50,210,067)
Class A Shares	(7,350,984)	(8,999,762)	(1,489,121)	(346,003)
Class B Shares	—	—	—	(7,160)
Class C Shares	—	—	(138,378)	(217,843)
Value of shares issued in
reinvestment of dividends
Institutional Class	3,577	29,746	305,345	749,866
Class A Shares	9,960	13,413	6,462	6,084
Class B Shares	—	5	—	290
Class C Shares	2	5	1,044	1,471

Increase (decrease) in net assets derived from capital share transactions	(28,037,797)	(34,925,244)	(25,297,272)	10,760,134

TOTAL INCREASE (DECREASE) IN NET ASSETS	(28,037,871)	(34,988,207)	(10,393,909)	79,462,664
NET ASSETS:
Beginning of period	257,263,070	292,251,277	476,289,006	396,826,342

End of period	$229,225,199	$257,263,070	$465,895,097	$476,289,006

Undistributed Net Investment Income	$—	$—	$1,913,565	$361,301

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Tax-Exempt Money Market Fund For the Six Months Ended November 30, 2004	Tax-Exempt Money Market Fund For the Year Ended May 31, 2004	Growth & Income Fund For the Six Months Ended November 30, 2004	Growth & Income Fund For the Year Ended May 31, 2004
	(Unaudited)		(Unaudited)
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	108,580,017	397,167,453	1,048,953	3,259,983
Class A Shares	9,948,498	14,002,548	142,720	201,642
Class B Shares	—	—	—	23,090
Class C Shares	—	—	23,049	112,927
Shares redeemed
Institutional Class	(139,228,868)	(437,138,652)	(2,520,276)	(2,905,226)
Class A Shares	(7,350,984)	(8,999,762)	(83,814)	(19,767)
Class B Shares	—	—	—	(396)
Class C Shares	—	—	(8,005)	(12,309)
Shares issued in reinvestment of dividends
Institutional Class	3,577	29,746	17,003	44,578
Class A Shares	9,960	13,413	360	361
Class B Shares	—	5	—	17
Class C Shares	2	5	58	89

	(28,037,798)	(34,968,413)	(1,379,951)	704,989

Net Increase (Decrease) in Shares
Institutional Class	(30,645,274)	(39,941,453)	(1,454,320)	399,335
Class A Shares	2,607,474	5,016,199	59,267	182,236
Class B Shares	—	5	—	22,711
Class C Shares	2	5	15,102	100,707

	(28,037,798)	(34,925,244)	(1,379,951)	704,989

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Equity Income Fund For the Six Months Ended November 30, 2004	Equity Income Fund For the Year Ended May 31, 2004	Equity Growth Fund For the Six Months Ended November 30, 2004	Equity Growth Fund For the Year Ended May 31, 2004
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$1,019,606	$1,692,012	$154,898	$76,027
Net realized gain on investments	65,323	5,593,839	889,612	376,560
Net increase (decrease) in unrealized appreciation (depreciation) on investments	4,405,653	6,982,724	(375,162)	4,545,634

Net increase in net assets resulting from operations	5,490,582	14,268,575	669,348	4,998,221

Distributions to shareholders from Net investment income
Institutional Class	(801,384)	(1,695,069)	(27,222)	(120,570)
Class A Shares	(2,092)	(1,919)	—	(23)
Class B Shares	—	(194)	—	—
Class C Shares	(266)	(99)	—	(8)

Total distributions to shareholders	(803,742)	(1,697,281)	(27,222)	(120,601)

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	6,184,825	16,044,165	2,140,465	10,107,126
Class A Shares	190,449	346,336	133,441	167,704
Class B Shares	—	28,826	—	46,718
Class C Shares	5,735	57,078	6,213	7,620
Cost of shares redeemed
Institutional Class	(6,637,389)	(33,384,977)	(3,462,389)	(12,208,341)
Class A Shares	(162,604)	(99,366)	(84,004)	(44,483)
Class B Shares	—	—	—	(207)
Class C Shares	—	(968)	—	(7,867)
Value of shares issued in reinvestment of dividends
Institutional Class	81,826	102,036	8,249	29,657
Class A Shares	1,273	1,324	—	23
Class B Shares	—	194	—	—
Class C Shares	33	26	—	7

(Decrease) in net assets derived from capital share transactions	(335,852)	(16,905,326)	(1,258,025)	(1,902,043)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,350,988	(4,334,032)	(615,899)	2,975,577
NET ASSETS:
Beginning of period	88,202,088	92,536,120	32,574,927	29,599,350

End of period	$92,553,076	$88,202,088	$31,959,028	$32,574,927

Undistributed Net Investment Income	$421,890	$206,026	$147,851	$20,175

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Equity Income Fund For the Six Months Ended November 30, 2004	Equity Income Fund For the Year Ended May 31, 2004	Equity Growth Fund For the Six Months Ended November 30, 2004	Equity Growth Fund For the Year Ended May 31, 2004
	(Unaudited)		(Unaudited)
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	1,356,907	3,643,885	329,535	1,618,199
Class A Shares	41,056	80,302	20,126	25,962
Class B Shares	—	7,013	—	7,537
Class C Shares	1,272	12,555	946	1,164
Shares redeemed
Institutional Class	(1,454,693)	(8,066,154)	(526,608)	(1,934,617)
Class A Shares	(35,484)	(22,785)	(12,707)	(6,957)
Class B Shares	—	—	—	(31)
Class C Shares	—	(215)	—	(1,217)
Shares issued in reinvestment of dividends
Institutional Class	18,082	23,456	1,233	4,848
Class A Shares	282	309	—	4
Class B Shares	—	44	—	—
Class C Shares	7	6	—	1

	(72,571)	(4,321,584)	(187,475)	(285,107)

Net Increase (Decrease) in Shares
Institutional Class	(79,704)	(4,398,813)	(195,840)	(311,570)
Class A Shares	5,854	57,826	7,419	19,009
Class B Shares	—	7,057	—	7,506
Class C Shares	1,279	12,346	946	(52)

	(72,571)	(4,321,584)	(187,475)	(285,107)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Capital Opportunities Fund For the Six Months Ended November 30, 2004	Capital Opportunities Fund For the Year Ended May 31, 2004	International Equity Fund For the Six Months Ended November 30, 2004	International Equity Fund For the Year Ended May 31, 2004
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(211,808)	$(504,331)	$1,215,822	$2,762,939
Net realized gain (loss) on investments and foreign currency transactions	4,220,889	7,924,737	3,985,259	11,051,017
Net increase (decrease) in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currency	11,616,704	14,924,192	37,122,894	30,499,053

Net increase (decrease) in net assets resulting from operations	15,625,785	22,344,598	42,323,975	44,313,009

Distributions to shareholders from Net investment income
Institutional Class	—	—	(1,533,211)	(992,994)
Class A Shares	—	—	(3,622)	(315)
Class B Shares	—	—	—	(41)
Class C Shares	—	—	(220)	(306)

Total distributions to shareholders	—	—	(1,537,053)	(993,656)

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	19,345,368	83,085,880	66,744,297	159,646,156
Class A Shares	425,874	802,524	434,794	1,004,026
Class B Shares	—	60,260	—	31,711
Class C Shares	164,039	391,317	124,564	387,516
Cost of shares redeemed
Institutional Class	(7,650,361)	(17,995,574)	(8,636,093)	(19,762,770)
Class A Shares	(212,308)	(67,792)	(226,528)	(54,662)
Class B Shares	—	—	—	(210)
Class C Shares	(25,831)	(21,181)	(39,357)	(6,153)
Value of shares issued in reinvestment of dividends
Institutional Class	—	—	87,975	79,615
Class A Shares	—	—	3,254	315
Class B Shares	—	—	—	41
Class C Shares	—	—	206	251

Increase (decrease) in net assets derived from capital share transactions	12,046,781	66,255,434	58,493,112	141,325,837

TOTAL INCREASE (DECREASE) IN NET ASSETS	27,672,566	88,600,032	99,280,034	184,645,189
NET ASSETS:
Beginning of period	155,236,689	66,636,657	309,102,442	124,457,253

End of period	$182,909,255	$155,236,689	$408,382,476	$309,102,442

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$(211,808)	$(504,331)	$724,450	$1,045,681

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Capital Opportunities Fund For the Six Months Ended November 30, 2004	Capital Opportunities Fund For the Year Ended May 31, 2004	International Equity Fund For the Six Months Ended November 30, 2004	International Equity Fund For the Year Ended May 31, 2004
	(Unaudited)		(Unaudited)
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	2,081,315	9,422,697	5,273,183	13,692,693
Class A Shares	46,561	88,665	34,440	84,501
Class B Shares	—	7,144	—	2,838
Class C Shares	17,941	46,581	9,842	35,898
Shares redeemed
Institutional Class	(809,039)	(1,975,078)	(679,601)	(1,639,644)
Class A Shares	(23,139)	(7,320)	(18,157)	(4,547)
Class B Shares	—	—	—	(17)
Class C Shares	(2,907)	(2,280)	(3,149)	(567)
Shares issued in reinvestment of dividends
Institutional Class	—	—	6,993	7,725
Class A Shares	—	—	259	32
Class B Shares	—	—	—	4
Class C Shares	—	—	16	25

	1,310,732	7,580,409	4,623,827	12,178,941

Net Increase (Decrease) in Shares
Institutional Class	1,272,276	7,447,619	4,600,576	12,060,774
Class A Shares	23,422	81,345	16,542	79,986
Class B Shares	—	7,144	—	2,825
Class C Shares	15,034	44,301	6,710	35,356

	1,310,732	7,580,409	4,623,827	12,178,941

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Diversified Real Estate Fund For the Six Months Ended November 30, 2004	Diversified Real Estate Fund For the Year Ended May 31, 2004	Low Duration Bond Fund For the Six Months Ended November 30, 2004	Low Duration Bond Fund For the Period March 15, 2004[1] to May 31, 2004
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$3,476,553	$4,117,327	$232,212	$112,230
Net realized gain (loss) on investments	2,375,650	4,940,884	(339,170)	(59,024)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	29,972,260	17,190,018	346,208	(713,295)

Net increase in net assets resulting from operations	35,824,463	26,248,229	239,250	(660,089)

Distributions to shareholders from Net investment income
Institutional Class	(3,404,191)	(5,238,063)	(232,058)	(112,201)
Class A Shares	(26,530)	(19,868)	(114)	(20)
Class B Shares	—	(6,407)	—	—
Class C Shares	(7,160)	(16,909)	(40)	(9)
Net realized capital gains
Institutional Class	—	(611,732)	—	—
Class A Shares	—	(2,222)	—	—
Class B Shares	—	(923)	—	—
Class C Shares	—	(2,316)	—	—
Return of capital distributions
Institutional Class	—	(593,287)	—	—
Class A Shares	—	(2,466)	—	—
Class B Shares	—	(842)	—	—
Class C Shares	—	(2,218)	—	—

Total distributions to shareholders	(3,437,881)	(6,497,253)	(232,212)	(112,230)

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	12,171,005	70,134,894	5,963,266	54,127,529
Class A Shares	632,656	930,851	68,726	11,712
Class B Shares	—	140,231	—	—
Class C Shares	120,677	561,555	5	11,711
Cost of shares redeemed
Institutional Class	(12,317,464)	(16,729,951)	(21,630,668)	(7,602,695)
Class A Shares	(342,238)	(91,866)	—	—
Class B Shares	—	(60)	—	—
Class C Shares	(247,445)	(85,162)	—	—
Value of shares issued in reinvestment of dividends
Institutional Class	279,463	522,210	19,525	3,922
Class A Shares	25,062	23,995	61	11
Class B Shares	—	8,014	—	—
Class C Shares	6,428	20,061	31	5

Increase in net assets derived from capital share transactions	328,144	55,434,772	(15,579,054)	46,552,195

TOTAL INCREASE (DECREASE) IN NET ASSETS	32,714,726	75,185,748	(15,572,016)	45,779,876
NET ASSETS:
Beginning of period	163,947,344	88,761,596	45,779,876	—

End of period	$196,662,070	$163,947,344	$30,207,860	$45,779,876

Undistributed Net Investment Income	$1,064,690	$1,026,018	$—	$—

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Diversified Real Estate Fund For the Six Months Ended November 30, 2004	Diversified Real Estate Fund For the Year Ended May 31, 2004	Low Duration Bond Fund For the Six Months Ended November 30, 2004	Low Duration Bond Fund For the Period March 15, 2004[1] to May 31, 2004
	(Unaudited)		(Unaudited)
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	858,216	5,447,174	601,432	5,412,503
Class A Shares	44,616	70,685	6,961	1,171
Class B Shares	—	11,457	—	—
Class C Shares	8,169	44,414	1	1,171
Shares redeemed
Institutional Class	(842,375)	(1,249,738)	(2,191,467)	(769,559)
Class A Shares	(25,017)	(7,114)	—	—
Class B Shares	—	(5)	—	—
Class C Shares	(17,809)	(6,542)	—	—
Shares issued in reinvestment of dividends
Institutional Class	19,525	39,729	1,975	395
Class A Shares	1,760	1,794	6	1
Class B Shares	—	614	—	—
Class C Shares	451	1,517	3	1

	47,536	4,353,985	(1,581,089)	4,645,683

Net Increase (Decrease) in Shares
Institutional Class	35,366	4,237,165	(1,588,060)	4,643,339
Class A Shares	21,359	65,365	6,967	1,172
Class B Shares	—	12,066	—	—
Class C Shares	(9,189)	39,389	4	1,172

	47,536	4,353,985	(1,581,089)	4,645,683

[1]	Since Inception

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Limited Maturity Bond Fund For the Six Months Ended November 30, 2004	Limited Maturity Bond Fund For the Year Ended May 31, 2004	Total Return Bond Fund For the Six Months Ended November 30, 2004	Total Return Bond Fund For the Year Ended May 31, 2004
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$2,596,911	$4,908,882	$2,587,570	$5,147,066
Net realized gain (loss) on investments	(84,596)	697,277	533,078	1,835,856
Net increase (decrease) in unrealized appreciation (depreciation) on investments resulting from operations	306,914	(4,889,238)	2,018,669	(6,528,872)

	2,819,229	716,921	5,139,317	454,050

Distributions to shareholders from Net investment income
Institutional Class	(2,554,001)	(4,895,936)	(2,813,138)	(6,145,509)
Class A Shares	(34,832)	(25,085)	(17,650)	(11,940)
Class B Shares	—	(2,143)	—	(863)
Class C Shares	(10,353)	(11,673)	(7,166)	(8,222)
Net realized capital gains Institutional Class	—	—	—	(698,281)
Class A Shares	—	—	—	(1,383)
Class B Shares	—	—	—	(164)
Class C Shares	—	—	—	(1,315)

Total distributions to shareholders	(2,599,186)	(4,934,837)	(2,837,954)	(6,867,677)

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	11,723,837	37,984,298	5,080,806	31,137,202
Class A Shares	698,428	2,281,192	265,166	914,600
Class B Shares	—	164,760	—	18,195
Class C Shares	69,015	920,366	255,829	364,677
Cost of shares redeemed
Institutional Class	(13,904,505)	(38,220,287)	(15,164,558)	(33,769,981)
Class A Shares	(492,568)	(20,557)	(197,928)	(118,504)
Class B Shares	—	(10)	—	—
Class C Shares	(96,256)	(36,591)	(46,632)	(106,544)
Value of shares issued in reinvestment of dividends
Institutional Class	403,849	777,368	161,341	311,987
Class A Shares	30,916	21,522	15,517	11,527
Class B Shares	—	1,570	—	979
Class C Shares	8,999	8,974	5,444	8,205

Increase (decrease) in net assets derived from capital share transactions	(1,558,285)	3,882,605	(9,625,015)	(1,227,657)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,338,242)	(335,311)	(7,323,652)	(7,641,284)
NET ASSETS:
Beginning of period	175,401,283	175,736,594	136,597,477	144,238,761

End of period	$174,063,041	$175,401,283	$129,273,825	$136,597,477

Undistributed Net Investment Income	$(2,275)	$—	$(250,384)	$—

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Limited Maturity Bond Fund For the Six Months Ended November 30, 2004	Limited Maturity Bond Fund For the Year Ended May 31, 2004	Total Return Bond Fund For the Six Months Ended November 30, 2004	Total Return Bond Fund For the Year Ended May 31, 2004
	(Unaudited)		(Unaudited)
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	1,129,588	3,633,285	514,644	3,128,277
Class A Shares	67,372	218,045	26,796	91,842
Class B Shares	—	15,785	—	1,822
Class C Shares	6,695	88,364	25,792	36,747
Shares redeemed
Institutional Class	(1,343,610)	(3,656,603)	(1,541,748)	(3,400,605)
Class A Shares	(47,535)	(1,965)	(19,975)	(11,980)
Class B Shares	—	(1)	—	—
Class C Shares	(9,274)	(3,510)	(4,686)	(10,972)
Shares issued in reinvestment of dividends
Institutional Class	38,954	74,298	16,348	31,263
Class A Shares	2,983	2,060	1,571	1,157
Class B Shares	—	150	—	98
Class C Shares	868	859	551	824

	(153,959)	370,767	(980,707)	(131,527)

Net Increase (Decrease) in Shares
Institutional Class	(175,068)	50,980	(1,010,756)	(241,065)
Class A Shares	22,820	218,140	8,392	81,019
Class B Shares	—	15,934	—	1,920
Class C Shares	(1,711)	85,713	21,657	26,599

	(153,959)	370,767	(980,707)	(131,527)

[1]	Class B closure/Merger into Class A effective 5/31/04
[2]	Shares Reinvested at class closure effective 5/31/04

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Maryland Tax-Exempt Bond Fund For the Six Months Ended November 30, 2004	Maryland Tax-Exempt Bond Fund For the Year Ended May 31, 2004	Tax-Exempt Limited Maturity Bond Fund For the Six Months Ended November 30, 2004	Tax-Exempt Limited Maturity Bond Fund For the Year Ended May 31, 2004
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$972,843	$2,043,375	$1,343,128	$2,892,484
Net realized gain (loss) on investments	187,488	547,402	314,187	829,653
Net increase (decrease) in unrealized appreciation (depreciation) on investments resulting from operations	321,485	(2,288,847)	276,549	(3,695,835)

	1,481,816	301,930	1,933,864	26,302

Distributions to shareholders from Net investment income
Institutional Class	(952,997)	(2,011,609)	(1,339,023)	(2,881,426)
Class A Shares	(17,064)	(26,591)	(3,497)	(10,688)
Class B Shares	—	(2,054)	—	(10)
Class C Shares	(2,782)	(3,121)	(608)	(360)

Total distributions to shareholders	(972,843)	(2,043,375)	(1,343,128)	(2,892,484)

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	4,628,080	12,888,537	4,036,817	48,725,360
Class A Shares	320,378	765,474	76,081	408,087
Class B Shares	—	11,500	—	—
Class C Shares	—	238,216	—	124,000
Cost of shares redeemed
Institutional Class	(5,713,894)	(15,689,991)	(17,578,717)	(26,194,770)
Class A Shares	(428,633)	(324,648)	(111,470)	(463,629)
Class B Shares	—	(47,803)	—	—
Class C Shares	(1,200)	(46,149)	—	—
Value of shares issued in reinvestment of dividends
Institutional Class	85,274	182,658	7,492	15,291
Class A Shares	11,674	17,667	3,138	10,128
Class B Shares	—	2,111	—	11
Class C Shares	2,245	1,669	624	251

Increase (decrease) in net assets derived from capital share transactions	(1,096,076)	(2,000,759)	(13,566,035)	22,624,729

TOTAL INCREASE (DECREASE) IN NET ASSETS	(587,103)	(3,742,204)	(12,975,300)	19,758,547
NET ASSETS:
Beginning of period	59,330,806	63,073,010	142,968,175	123,209,628

End of period	$58,743,703	$59,330,806	$129,992,875	$142,968,175

Undistributed Net Investment Income	$—	$—	$—	$—

[1]	Class B closure/Merger into Class A effective 5/31/04
[2]	Shares Reinvested at class closure effective 5/31/04
[3]	Less than one share reinvested at class closure effective 5/31/04

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Maryland Tax-Exempt Bond Fund For the Six Months Ended November 30, 2004	Maryland Tax-Exempt Bond Fund For the Year Ended May 31, 2004	Tax-Exempt Limited Maturity Bond Fund For the Six Months Ended November 30, 2004	Tax-Exempt Limited Maturity Bond Fund For the Year Ended May 31, 2004
	(Unaudited)		(Unaudited)
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	417,970	1,146,704	399,572	4,775,481
Class A Shares	28,957	68,406	7,512	40,244
Class B Shares	—	1,019	—	—
Class C Shares	—	21,194	—	12,140
Shares redeemed
Institutional Class	(514,388)	(1,410,827)	(1,741,530)	(2,578,427)
Class A Shares	(38,834)	(28,988)	(11,047)	(46,309)
Class B Shares	—	(4,231)	—	—
Class C Shares	(109)	(4,145)	—	—
Shares issued in reinvestment of dividends
Institutional Class	7,669	16,284	742	1,500
Class A Shares	1,051	1,580	311	994
Class B Shares	—	188	—	1
Class C Shares	202	149	62	25

	(97,482)	(192,667)	(1,344,378)	2,205,649

Net Increase (Decrease) in Shares
Institutional Class	(88,749)	(247,839)	(1,341,216)	2,198,554
Class A Shares	(8,826)	40,998	(3,224)	(5,071)
Class B Shares	—	(3,024)	—	1
Class C Shares	93	17,198	62	12,165

	(97,482)	(192,667)	(1,344,378)	2,205,649

[1]	Class B closure/Merger into Class A effective 5/31/04
[2]	Shares Reinvested at class closure effective 5/31/04
[3]	Less than one share reinvested at class closure effective 5/31/04

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statement of Changes in Net Assets

	National Tax-Exempt Bond Fund For the Six Months Ended November 30, 2004	National Tax-Exempt Bond Fund For the Year Ended May 31, 2004
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$2,392,134	$5,328,429
Net realized gain (loss) on investments	562,950	2,368,272
Net increase (decrease) in unrealized appreciation (depreciation) on investments	1,186,580	(7,523,230)

Net increase (decrease) in net assets resulting from operations	4,141,664	173,471

Distributions to shareholders from Net investment income
Institutional Class	(2,385,946)	(5,322,713)
Class A Shares	(4,054)	(3,896)
Class B Shares	—	(25)
Class C Shares	(2,134)	(1,795)

Total distributions to shareholders	(2,392,134)	(5,328,429)

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	411,491	6,852,233
Class A Shares	59,571	366,232
Class B Shares	—	—
Class C Shares	—	125,000
Cost of shares redeemed
Institutional Class	(15,308,638)	(28,730,586)
Class A Shares	(82,596)	(115,888)
Class B Shares	—	—
Class C Shares	—	—
Value of shares issued in reinvestment of dividends
Institutional Class	5,289	13,518
Class A Shares	3,314	2,416
Class B Shares	—	25
Class C Shares	1,531	341

Increase (decrease) in net assets derived from capital share transactions	(14,910,038)	(21,486,709)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,160,508)	(26,641,667)
NET ASSETS:
Beginning of period	143,853,605	170,495,272

End of period	$130,693,097	$143,853,605

Undistributed Net Investment Income	$—	$—

[1]	Class B closure/Merger into Class A effective 5/31/04
[2]	Less than one share reinvested at class closure effective 5/31/04

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statement of Changes in Net Assets

	National Tax-Exempt Bond Fund For the Six Months Ended November 30, 2004	National Tax-Exempt Bond Fund For the Year Ended May 31, 2004
	(Unaudited)
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	41,714	689,430
Class A Shares	6,104	37,102
Class B Shares	—	—
Class C Shares	—	12,475
Shares redeemed
Redeemed adjustment	—
Institutional Class	(1,553,567)	(2,905,484)
Class A Shares	(8,417)	(11,960)
Class B Shares	—	—
Class C Shares	—	—
Shares issued in reinvestment of dividends
Institutional Class	539	1,363
Class A Shares	337	244
Class B Shares	—	3
Class C Shares	156	35

	(1,513,134)	(2,176,792)

Net Increase (Decrease) in Shares
Institutional Class	(1,511,314)	(2,214,691)
Class A Shares	(1,976)	25,386
Class B Shares	—	3
Class C Shares	156	12,510

	(1,513,134)	(2,176,792)

[1]	Class B closure/Merger into Class A effective 5/31/04
[2]	Less than one share reinvested at class closure effective 5/31/04

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share Outstanding Throughout the Period)

		Change in Net Assets Resulting from Operations			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income	Net Realized Gains (Losses) on Investments
Prime Money Market Fund Institutional Class
Year ended 05/31/00	$1.00	$0.0522	$—	$0.0522	$(0.0522)	$—
Year ended 05/31/01	1.00	0.0575	—	0.0575	(0.0575)	—
Year ended 05/31/02	1.00	0.0239	—	0.0239	(0.0239)	—
Year ended 05/31/03	1.00	0.0120	—	0.0120	(0.0120)	—
Year ended 05/31/04	1.00	0.0070	—	0.0070	(0.0070)	—
For Six Months Ended 11/30/04†	1.00	0.0055	—	0.0055	(0.0055)	—
Government Money Market Fund Institutional Class
Year ended 05/31/00	1.00	0.0514	—	0.0514	(0.0514)	—
Year ended 05/31/01	1.00	0.0566	—	0.0566	(0.0566)	—
Year ended 05/31/02	1.00	0.0232	—	0.0232	(0.0232)	—
Year ended 05/31/03	1.00	0.0116	—	0.0116	(0.0116)	—
Year ended 05/31/04	1.00	0.0068	—	0.0068	(0.0068)	—
For Six Months Ended 11/30/04†	1.00	0.0054	—	0.0054	(0.0054)	—
Tax-Exempt Money Market Fund Institutional Class
Year ended 05/31/00	1.00	0.0317	—	0.0317	(0.0317)	—
Year ended 05/31/01	1.00	0.0348	—	0.0348	(0.0348)	—
Year ended 05/31/02	1.00	0.0161	—	0.0161	(0.0161)	—
Year ended 05/31/03	1.00	0.0094	—	0.0094	(0.0094)	—
Year ended 05/31/04	1.00	0.0057	—	0.0057	(0.0057)	—
For Six Months Ended 11/30/04†	1.00	0.0043	—	0.0043	(0.0043)	—
Growth & Income Fund Institutional Class
Year ended 05/31/00	24.43	0.13	2.75	2.88	(0.16)	(1.65)
Year ended 05/31/01	25.50	0.17	(1.77)	(1.60)	(0.17)	(2.77)
Year ended 05/31/02	20.96	0.15	(2.16)	(2.01)	(0.15)	(1.96)
Year ended 05/31/03	16.84	0.15	(1.51)	(1.36)	(0.15)	—
Year ended 05/31/04	15.33	0.10	2.58	2.68	(0.10)	—
For Six Months Ended 11/30/04†	17.91	0.10	0.51	0.61	(0.04)	—
Equity Income Fund Institutional Class
Year ended 05/31/00	10.25	0.18	(1.22)	(1.04)	(0.19)	(1.95)
Year ended 05/31/01	7.07	0.08	(0.00)[3]	0.08	(0.08)	(1.98)
Year ended 05/31/02	5.09	0.07	(0.42)	(0.35)	(0.07)	(0.25)
Year ended 05/31/03	4.42	0.07	(0.55)	(0.48)	(0.07)	—
Year ended 05/31/04	3.87	0.09	0.63	0.72	(0.08)	—
For Six Months Ended 11/30/04†	4.51	0.05	0.23	0.28	(0.04)	—
Equity Growth Fund Institutional Class
Year ended 05/31/00	11.48	0.04	2.01	2.05	(0.04)	(0.82)
Year ended 05/31/01	12.67	0.04	(2.58)	(2.54)	(0.03)	(0.78)
Year ended 05/31/02	9.32	0.01	(2.70)	(2.69)	(0.02)	(0.11)
Year ended 05/31/03	6.50	0.03	(0.79)	(0.76)	(0.02)	—
Year ended 05/31/04	5.72	0.02	0.94	0.96	(0.02)	—
For Six Months Ended 11/30/04†	6.66	0.03	0.12	0.15	(0.01)	—
Capital Opportunities Fund Institutional Class
For the period 7/5/00 to 5/31/01[1]	10.00	(0.00)[3]	(1.60)	(1.60)	(0.00)[3]	(0.01)
Year ended 05/31/02	8.39	(0.05)	(1.00)	(1.05)	—	—
Year ended 05/31/03	7.34	(0.03)	0.22	0.19	—	—
Year ended 05/31/04	7.53	(0.03)	1.95	1.92	—	—
For Six Months Ended 11/30/04†	9.45	(0.01)	0.87	0.86	—	—

[1]	Commencement of Operations
[2]	Annualized
[3]	Amount rounds to less than $.01.
†	Unaudited

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share Outstanding Throughout the Period)

Less Dividends and Distributions			Ratios/Supplemental Data
Total Dividends and Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver	Portfolio Turnover

$(0.0522)	$1.00	5.34%	$514,728	0.38%		5.22%		0.44%	n/a
(0.0575)	1.00	5.91%	661,899	0.38%		5.69%		0.44%	n/a
(0.0239)	1.00	2.41%	647,061	0.38%		2.41%		0.44%	n/a
(0.0120)	1.00	1.21%	749,413	0.38%		1.18%		0.44%	n/a
(0.0070)	1.00	0.71%	701,820	0.38%		0.71%		0.45%	n/a
(0.0055)	1.00	0.91%	705,075	0.40%	[2]	1.11%	[2]	0.44%	n/a

(0.0514)	1.00	5.27%	476,890	0.38%		5.15%		0.44%	n/a
(0.0566)	1.00	5.81%	430,856	0.38%		5.65%		0.44%	n/a
(0.0232)	1.00	2.35%	402,908	0.38%		2.32%		0.45%	n/a
(0.0116)	1.00	1.17%	383,788	0.38%		1.16%		0.44%	n/a
(0.0068)	1.00	0.68%	373,145	0.38%		0.68%		0.44%	n/a
(0.0054)	1.00	0.88%	396,881	0.40%	[2]	1.09%	[2]	0.44%	n/a

(0.0317)	1.00	3.21%	148,029	0.38%		3.16%		0.46%	n/a
(0.0348)	1.00	3.54%	195,275	0.38%		3.46%		0.46%	n/a
(0.0161)	1.00	1.63%	252,507	0.38%		1.58%		0.46%	n/a
(0.0094)	1.00	0.95%	289,896	0.38%		0.94%		0.46%	n/a
(0.0057)	1.00	0.58%	249,892	0.38%		0.57%		0.45%	n/a
(0.0043)	1.00	0.73%	219,246	0.40%	[2]	0.84%	[2]	0.46%	n/a

(1.81)	25.50	12.11%	484,438	0.70%		0.53%		0.80%	28.46%
(2.94)	20.96	(7.42)%	469,580	0.70%		0.76%		0.80%	44.48%
(2.11)	16.84	(10.08)%	390,191	0.70%		0.87%		0.81%	41.17%
(0.15)	15.33	(8.03)%	395,293	0.74%		1.00%		0.82%	40.90%
(0.10)	17.91	17.55%	469,056	0.75%		0.58%		0.80%	38.63%
(0.04)	18.48	8.27%	457,079	0.77%	[2]	1.13%	[2]	0.80%	22.53%

(2.14)	7.07	(10.98)%	194,948	0.70%		2.09%		0.80%	58.67%
(2.06)	5.09	1.66%	108,124	0.70%		1.44%		0.81%	32.09%
(0.32)	4.42	(7.26)%	103,601	0.70%		1.47%		0.83%	28.86%
(0.07)	3.87	(10.77)%	92,503	0.74%		1.95%		0.85%	32.17%
(0.08)	4.51	18.86%	87,814	0.75%		1.97%		0.85%	37.87%
(0.04)	4.75	15.80%	92,110	0.78%	[2]	2.29%	[2]	0.85%	10.63%

(0.86)	12.67	17.94%	76,637	0.70%		0.31%		0.85%	13.66%
(0.81)	9.32	(20.97)%	73,582	0.70%		0.35%		0.84%	28.45%
(0.13)	6.50	(29.18)%	42,638	0.70%		0.14%		0.86%	57.89%
(0.02)	5.72	(11.69)%	29,568	0.74%		0.51%		1.00%	40.69%
(0.02)	6.66	16.89%	32,364	0.75%		0.23%		0.99%	49.41%
(0.01)	6.80	6.65%	31,687	0.78%	[2]	0.99%	[2]	1.02%	22.28%

(0.01)	8.39	(15.96)%	27,155	1.25%	[2]	(0.14)%	[2]	1.90%	94.47%
—	7.34	(12.51)%	36,065	1.25%		(0.74)%		1.57%	123.84%
—	7.53	2.59%	66,491	1.25%		(0.58)%		1.63%	98.94%
—	9.45	25.50%	153,815	1.25%		(0.41)%		1.56%	69.23%
—	10.31	13.05%	180,973	1.28%	[2]	(0.25)%	[2]	1.53%	28.53%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share Outstanding Throughout the Period)

		Change in Net Assets Resulting from Operations			Less Dividends from:
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income	Net Realized Gains (Losses) on Investments
International Equity Fund Institutional Class
Year ended 05/31/00	$13.35	$0.07	$2.89	$2.96	$(0.07)	$(1.34)
Year ended 05/31/01	14.90	0.08	(1.94)	(1.86)	(0.01)	(2.50)
Year ended 05/31/02	10.53	0.07	0.29	0.36	(0.01)	—
Year ended 05/31/03	10.88	0.13	(0.97)	(0.84)	(0.23)	—
Year ended 05/31/04	9.81	0.12	2.57	2.69	(0.07)	—
For Six Months Ended 11/30/04†	12.43	0.04	1.44	1.48	(0.06)	—
Diversified Real Estate Fund Institutional Class
Year ended 05/31/00	9.37	0.50	(0.39)	0.11	(0.42)	—
Year ended 05/31/01	8.99	0.47	1.18	1.65	(0.46)	—
Year ended 05/31/02	10.09	0.50	1.42	1.92	(0.52)	(0.04)
Year ended 05/31/03	11.42	0.57	0.01	0.58	(0.48)	(0.02)
Year ended 05/31/04	11.42	0.40	2.34	2.74	(0.53)	(0.06)
For Six Months Ended 11/30/04†	13.52	0.29	2.62	2.91	(0.28)	—
Low Duration Bond Fund Institutional Class
For the period 3/15/04 to 05/31/04[1]	10.00	0.02	(0.15)	(0.13)	(0.02)	—
For Six Months Ended 11/30/04†	9.85	0.07	0.01	0.08	(0.07)	—
Limited Maturity Bond Fund Institutional Class
Year ended 05/31/00	10.32	0.58	(0.24)	0.34	(0.58)	(0.01)
Year ended 05/31/01	10.07	0.60	0.38	0.98	(0.60)	—
Year ended 05/31/02	10.45	0.48	(0.03)	0.45	(0.48)	(0.08)
Year ended 05/31/03	10.34	0.36	0.23	0.59	(0.36)	—
Year ended 05/31/04	10.57	0.29	(0.26)	0.03	(0.29)	—
For Six Months Ended 11/30/04†	10.31	0.16	0.02	0.18	(0.16)	—
Total Return Bond Fund Institutional Class
Year ended 05/31/00	9.82	0.60	(0.36)	0.24	(0.60)	(0.03)
Year ended 05/31/01	9.43	0.62	0.38	1.00	(0.62)	—
Year ended 05/31/02	9.81	0.53	0.08	0.61	(0.55)	(0.03)
Year ended 05/31/03	9.84	0.44	0.39	0.83	(0.48)	—
Year ended 05/31/04	10.19	0.35	(0.33)	0.02	(0.42)	(0.05)
For Six Months Ended 11/30/04†	9.74	0.19	0.19	0.38	(0.21)	—
Maryland Tax-Exempt Bond Fund Institutional Class
Year ended 05/31/00	10.78	0.45	(0.55)	(0.10)	(0.45)	—
Year ended 05/31/01	10.23	0.47	0.65	1.12	(0.47)	—
Year ended 05/31/02	10.88	0.44	0.15	0.59	(0.44)	—
Year ended 05/31/03	11.03	0.38	0.29	0.67	(0.38)	—
Year ended 05/31/04	11.32	0.35	(0.29)	0.06	(0.35)	—
For Six Months Ended 11/30/04†	11.03	0.18	0.09	0.27	(0.18)	—
Tax-Exempt Limited Maturity Bond Fund Institutional Class
Year ended 05/31/00	10.00	0.38	(0.32)	0.06	(0.38)	(0.06)
Year ended 05/31/01	9.62	0.41	0.38	0.79	(0.41)	—
Year ended 05/31/02	10.00	0.38	0.10	0.48	(0.38)	—
Year ended 05/31/03	10.10	0.29	0.15	0.44	(0.29)	—
Year ended 05/31/04	10.25	0.21	(0.20)	0.01	(0.21)	—
For Six Months Ended 11/30/04†	10.05	0.10	0.04	0.14	(0.10)	—
National Tax-Exempt Bond Fund Institutional Class
Year ended 05/31/00	9.93	0.45	(0.51)	(0.06)	(0.45)	(0.04)
Year ended 05/31/01	9.38	0.45	0.53	0.98	(0.45)	—
Year ended 05/31/02	9.91	0.39	0.16	0.55	(0.39)	(0.21)
Year ended 05/31/03	9.86	0.34	0.25	0.59	(0.34)	(0.08)
Year ended 05/31/04	10.03	0.33	(0.32)	0.01	(0.33)	—
For Six Months Ended 11/30/04†	9.71	0.17	0.11	0.28	(0.17)	—

[1]	Commencement of Operations
[2]	Aggregate Since Inception
[3]	Annualized
†	Unaudited

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share Outstanding Throughout the Period)

Less Dividends from:				Ratios/Supplemental Data
Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver	Ratio of Portfolio Turnover

$—	$(1.41)	$14.90	21.73%	$118,382	1.00%	0.50%	1.12%	155.72%
—	(2.51)	10.53	(15.50)%	97,264	1.02%	0.78%	1.17%	204.16%
—	(0.01)	10.88	3.46%	89,614	1.25%	0.71%	1.56%	76.95%
—	(0.23)	9.81	(7.75)%	124,338	1.25%	1.30%	1.81%	45.32%
—	(0.07)	12.43	27.56%	307,494	1.25%	0.66%	1.60%	91.00%
—	(0.06)	13.85	22.09%	406,271	1.28%[3]	0.70%[2]	1.60%	27.38%

(0.07)	(0.49)	8.99	1.59%	12,419	1.00%	5.62%	1.34%	10.36%
(0.09)	(0.55)	10.09	18.75%	26,088	1.00%	5.18%	1.12%	8.94%
(0.03)	(0.59)	11.42	19.55%	44,809	1.00%	4.60%	1.07%	10.82%
(0.08)	(0.58)	11.42	5.49%	88,337	1.04%	4.39%	1.09%	14.84%
(0.05)	(0.64)	13.52	24.32%	161,877	1.04%	3.08%	1.04%	24.99%
—	(0.28)	16.15	28.80%	193,990	1.02%[3]	3.88%[3]	1.02%[3]	10.61%

—	(0.02)	9.85	(1.28)%[2]	45,757	0.60%[3]	1.08%[3]	0.80%[3]	9.04%
—	(0.07)	9.86	(0.50)%	30,116	0.63%[3]	1.34%[3]	0.80%[3]	36.94%

—	(0.59)	10.07	3.42%	161,507	0.45%	5.67%	0.57%	30.95%
—	(0.60)	10.45	9.92%	162,435	0.45%	5.77%	0.57%	42.21%
—	(0.56)	10.34	4.43%	144,426	0.45%	4.60%	0.58%	46.71%
—	(0.36)	10.57	5.82%	175,294	0.49%	3.46%	0.59%	62.07%
—	(0.29)	10.31	0.29%	171,672	0.50%	2.76%	0.59%	79.96%
—	(0.16)	10.33	2.21%	170,110	0.53%[3]	2.99%[3]	0.58%[3]	34.39%

—	(0.63)	9.43	2.55%	125,962	0.45%	6.30%	0.59%	38.96%
—	(0.62)	9.81	10.81%	124,342	0.45%	6.34%	0.58%	87.61%
—	(0.58)	9.84	6.34%	128,717	0.45%	5.42%	0.59%	88.14%
—	(0.48)	10.19	8.68%	144,061	0.49%	4.44%	0.59%	108.44%
—	(0.47)	9.74	0.22%	135,360	0.50%	3.54%	0.61%	159.78%
—	(0.21)	9.91	4.54%	127,718	0.53%[3]	3.93%[3]	0.60%[3]	31.83%

—	(0.45)	10.23	(0.87)%	31,472	0.45%	4.37%	0.83%	60.16%
—	(0.47)	10.88	11.09%	41,131	0.45%	4.37%	0.79%	32.07%
—	(0.44)	11.03	5.55%	50,720	0.45%	4.05%	0.78%	17.67%
—	(0.38)	11.32	6.15%	62,090	0.49%	3.38%	0.80%	19.37%
—	(0.35)	11.03	0.57%	57,765	0.50%	3.16%	0.80%	22.74%
—	(0.18)	11.12	2.36%	57,261	0.53%[3]	3.28%[3]	0.81%[3]	3.04%

—	(0.44)	9.62	0.64%	81,498	0.45%	3.85%	0.74%	140.28%
—	(0.41)	10.00	8.32%	80,047	0.45%	4.13%	0.73%	92.07%
—	(0.38)	10.10	4.89%	79,238	0.45%	3.79%	0.75%	47.25%
—	(0.29)	10.25	4.36%	122,650	0.49%	2.73%	0.75%	41.77%
—	(0.21)	10.05	0.08%	142,348	0.50%	2.05%	0.73%	23.36%
—	(0.10)	10.09	0.94%	129,402	0.53%[3]	1.98%[3]	0.73%[3]	0.00%

—	(0.49)	9.38	(0.55)%	172,920	0.45%	4.69%	0.72%	113.69%
—	(0.45)	9.91	10.60%	181,297	0.45%	4.58%	0.72%	160.45%
—	(0.60)	9.86	5.81%	174,299	0.45%	3.97%	0.73%	108.13%
—	(0.42)	10.03	6.12%	170,408	0.49%	3.38%	0.72%	36.00%
—	(0.33)	9.71	0.13%	143,400	0.50%	3.37%	0.72%	20.38%
—	(0.17)	9.82	2.43%	130,252	0.53%[3]	3.43%[3]	0.73%[3]	0.00%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share Outstanding Throughout the Period)

		Change in Net Assets Resulting from Operations			Less Dividends from:
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income	Net Realized Gains (Losses) on Investments	Return of Capital
Prime Money Market Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	$1.00	$0.0070	$—	$0.0070	$(0.0070)	$—	$—
Year ended 05/31/04	1.00	0.0050	—	0.0050	(0.0050)	—	—
For Six Months Ended 11/30/04†	1.00	0.0030	—	0.0030	(0.0030)	—	—
Government Money Market Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	1.00	0.0068	—	0.0068	(0.0068)	—	—
Year ended 05/31/04	1.00	0.0047	—	0.0047	(0.0047)	—	—
For Six Months Ended 11/30/04†	1.00	0.0029	—	0.0036	(0.0029)	—	—
Tax-Exempt Money Market Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	1.00	0.0058	—	0.0058	(0.0058)	—	—
Year ended 05/31/04	1.00	0.0037	—	0.0037	(0.0037)	—	—
For Six Months Ended 11/30/04†	1.00	0.0008	—	0.0014	(0.0008)	—	—
Growth & Income Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	13.79	0.06	1.53	1.59	(0.06)	—	—
Year ended 05/31/04	15.32	0.03	2.56	2.59	(0.05)	—	—
For Six Months Ended 11/30/04†	17.86	0.06	0.50	0.56	(0.02)	—	—
Equity Income Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	3.43	0.03	0.44	0.47	(0.03)	—	—
Year ended 05/31/04	3.87	0.06	0.63	0.69	(0.06)	—	—
For Six Months Ended 11/30/04†	4.50	0.04	0.23	0.27	(0.03)	—	—
Equity Growth Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	4.97	0.01	0.74	0.75	(0.01)	—	—
Year ended 05/31/04	5.71	—	0.92	0.92	0.00 [3]	—	—
For Six Months Ended 11/30/04†	6.63	0.01	0.11	0.12	—	—	—
Capital Opportunities Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	5.77	(0.02)	1.76	1.74	—	—	—
Year ended 05/31/04	7.51	(0.04)	1.90	1.86	—	—	—
For Six Months Ended 11/30/04†	9.37	(0.03)	0.86	0.83	—	—	—
International Equity Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	8.94	0.12	0.87	0.99	(0.14)	—	—
Year ended 05/31/04	9.79	0.09	2.54	2.63	(0.04)	—	—
For Six Months Ended 11/30/04†	12.38	0.01	1.42	1.43	(0.04)	—	—
Diversified Real Estate Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	10.72	0.36	0.73	1.09	(0.42)	—	—
Year ended 05/31/04	11.39	0.34	2.34	2.68	(0.52)	(0.06)	(0.03)
For Six Months Ended 11/30/04†	13.46	0.21	2.65	2.86	(0.25)	—	—

[1]	Commencement of Operations
[2]	Annualized
[3]	Amount rounds to less than $.01.
†	Unaudited

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share Outstanding Throughout the Period)

Less Dividends from:			Ratios/Supplemental Data
Total Dividends and Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver		Portfolio Turnover

$(0.0070)	$1.00	0.70%	$830	0.38%	[2]	0.94%	[2]	0.94%	[2]	n/a
(0.0050)	1.00	0.50%	82,792	0.86%		0.21%		0.95%		n/a
(0.0030)	1.00	0.45%	82,180	0.90%	[2]	0.60%	[2]	0.94%	[2]	n/a

(0.0068)	1.00	0.68%	448	0.38%	[2]	0.87%	[2]	0.95%	[2]	n/a
(0.0047)	1.00	0.47%	2,814	0.74%		0.31%		0.94%		n/a
(0.0029)	1.00	0.42%	2,075	0.90%	[2]	0.57%	[2]	0.93%	[2]	n/a

(0.0058)	1.00	0.59%	2,354	0.38%	[2]	0.83%	[2]	0.95%	[2]	n/a
(0.0037)	1.00	0.37%	7,369	0.68%		0.28%		0.95%		n/a
(0.0008)	1.00	0.27%	9,978	0.90%	[2]	0.34%	[2]	0.95%	[2]	n/a

(0.06)	15.32	11.56%	1,023	1.25%	[2]	0.47%	[2]	1.31%	[2]	40.90%
(0.05)	17.86	16.96%	4,448	1.25%		0.11%		1.30%		38.63%
(0.02)	18.40	7.69%	6,208	1.27%	[2]	0.63%	[2]	1.29%	[2]	22.53%

(0.03)	3.87	13.74%	33	1.25%	[2]	1.60%	[2]	1.40%	[2]	32.17%
(0.06)	4.50	18.06%	298	1.25%		1.55%		1.35%		37.87%
(0.03)	4.74	15.01%	376	1.28%	[2]	1.84%	[2]	1.35%	[2]	10.63%

(0.01)	5.71	15.06%	22	1.25%	[2]	0.08%	[2]	1.62%	[2]	40.69%
0.00	6.63	16.21%	152	1.25%		(0.25)%		1.49%		49.41%
—	6.75	5.97%	257	1.28%	[2]	0.39%	[2]	1.51%	[2]	22.28%

—	7.51	30.16%	106	1.75%	[2]	(0.94)%	[2]	2.17%	[2]	98.94%
—	9.37	24.77%	894	1.75%		(0.94)%		2.06%		69.23%
—	10.20	12.46%	1,295	1.78%	[2]	(0.88)%	[2]	2.03%	[2]	28.53%

(0.14)	9.79	11.10%	70	1.75%	[2]	1.67%	[2]	2.61%	[2]	45.32%
(0.04)	12.38	26.99%	1,079	1.75%		0.76%		2.10%		91.00%
(0.04)	13.77	21.48%	1,484	1.78%	[2]	0.20%	[2]	2.09%	[2]	27.38%

(0.42)	11.39	10.54%	194	1.55%	[2]	0.92%	[2]	1.64%	[2]	14.84%
(0.61)	13.46	23.82%	1,109	1.54%		1.71%		1.54%		24.99%
(0.25)	16.07	28.22%	1,969	1.52%	[2]	2.97%	[2]	1.52%	[2]	10.10%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share Outstanding Throughout the Period)

		Change in Net Assets Resulting from Operations			Less Dividends from:
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income	Net Realized Gains (Losses) on Investments
Low Duration Bond Fund Class A Shares
For Period 3/15/04 to 05/31/03[1]	$10.00	$0.02	$(0.15)	$(0.13)	$(0.02)	$—
For Six Months Ended 11/30/04†	9.85	0.01	—	0.01	(0.01)	—
Limited Maturity Bond Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	10.46	0.20	0.10	0.30	(0.20)	—
Year ended 05/31/04	10.56	0.24	(0.25)	(0.01)	(0.24)	—
For Six Months Ended 11/30/04†	10.31	0.13	0.02	0.15	(0.13)	—
Total Return Bond Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	9.95	0.26	0.26	0.52	(0.28)	—
Year ended 05/31/04	10.19	0.35	(0.38)	(0.03)	(0.37)	(0.05)
For Six Months Ended 11/30/04†	9.74	0.16	0.21	0.37	(0.19)	—
Maryland Tax-Exempt Bond Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	11.31	0.21	0.01	0.22	(0.21)	—
Year ended 05/31/04	11.32	0.30	(0.29)	0.01	(0.30)	—
For Six Months Ended 11/30/04†	11.03	0.16	0.09	0.25	(0.16)	—
Tax-Exempt Limited Maturity Bond Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	10.25	0.14	—	0.14	(0.14)	—
Year ended 05/31/04	10.25	0.16	(0.20)	(0.04)	(0.16)	—
For Six Months Ended 11/30/04†	10.05	0.07	0.05	0.12	(0.07)	—
National Tax-Exempt Bond Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	10.14	0.19	(0.03)	0.16	(0.19)	(0.08)
Year ended 05/31/04	10.03	0.28	(0.30)	(0.02)	(0.28)	—
For Six Months Ended 11/30/04†	9.73	0.14	0.11	0.25	(0.14)	—

[1]	Commencement of Operations
[2]	Annualized
[3]	Amount rounds to less than $.01.
†	Unaudited

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share Outstanding Throughout the Period)

Less Dividends from:			Ratios/Supplemental Data
Total Dividends and Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver	Portfolio Turnover

$(0.02)	$9.85	$(1.33)%[4]	$12	0.85%[2]	0.82%[2]	1.05%[2]	9.04%
(0.01)	9.85	(0.78)%	80	0.88%[2]	1.19%[2]	1.06%[2]	36.94%

(0.20)	10.56	2.84%	262	1.00%[2]	2.64%[2]	1.10%[2]	62.07%
(0.24)	10.31	(0.11)%	2,506	1.00%	2.27%	1.09%	79.96%
(0.13)	10.33	1.70%	2,934	1.02%[2]	2.49%[2]	1.07%[2]	34.39%

(0.28)	10.19	5.32%	85	1.00%[2]	3.45%[2]	1.11%[2]	108.44%
(0.42)	9.74	(0.28)%	871	1.00%	3.18%	1.11%	159.78%
(0.19)	9.92	4.11%	1,004	1.03%[2]	3.40%[2]	1.09%[2]	31.83%

(0.21)	11.32	1.95%	827	1.00%[2]	2.71%[2]	1.39%[2]	19.37%
(0.30)	11.03	0.08%	1,258	1.00%	2.67%	1.30%	22.74%
(0.16)	11.12	1.86%	1,239	1.03%[2]	2.78%[2]	1.31%[2]	3.04%

(0.14)	10.25	1.33%	557	1.00%[2]	1.78%[2]	1.33%[2]	41.77%
(0.16)	10.05	(0.42)%	496	1.00%	1.55%	1.23%	23.36%
(0.07)	10.10	0.63%	466	1.03%[2]	1.48%[2]	1.23%[2]	0.00%

(0.19)	10.03	1.67%	35	1.00%[2]	2.82%[2]	1.23%[2]	36.00%
(0.36)	9.73	(0.16)%	281	1.00%	2.92%	1.22%	20.38%
(0.14)	9.84	1.92%	265	1.03%[2]	2.93%[2]	1.23%[2]	0.00%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Net Asset Value, Beginning of Period	Change in Net Assets Resulting from Operations			Less Dividends from:
		Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income	Net Realized Gains (Losses) on Investments	Return of Capital
Prime Money Market Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	$1.00	$0.0071	$—	$0.0071	$(0.0071)	$—	$—
Year ended 05/31/04	1.00	0.0050	—	0.0050	(0.0050)	—	—
For Six Months Ended 11/30/04†	1.00	0.0030	—	0.0030	(0.0030)	—	—
Government Money Market Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	1.00	0.0073	—	0.0073	(0.0073)	—	—
Year ended 05/31/04	1.00	0.0050	—	0.0050	(0.0050)	—	—
For Six Months Ended 11/30/04†	1.00	0.0032	—	0.0032	(0.0032)	—	—
Tax Exempt Money Market Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	1.00	0.0056	—	0.0056	(0.0056)	—	—
Year ended 05/31/04	1.00	0.0045	—	0.0045	(0.0045)	—	—
For Six Months Ended 11/30/04†	1.00	0.0020	—	0.0020	(0.0020)	—	—
Growth & Income Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	13.79	0.04	1.49	1.53	(0.04)	—	—
Year ended 05/31/04	15.28	(0.04)	2.54	2.50	(0.02)	—	—
For Six Months Ended 11/30/04†	17.76	0.02	0.49	0.51	(0.01)	—	—
Equity Income Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	3.43	0.03	0.44	0.47	(0.02)	—	—
Year ended 05/31/04	3.88	0.05	0.63	0.68	(0.05)	—	—
For Six Months Ended 11/30/04†	4.51	0.03	0.23	0.26	(0.02)	—	—
Equity Growth Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	4.97	—	0.72	0.72	—	—	—
Year ended 05/31/04	5.69	(0.06)	0.97	0.91	(0.01)	—	—
For Six Months Ended 11/30/04†	6.59	0.03	0.07	0.10	—	—	—
Capital Opportunities Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	5.77	(0.02)	1.72	1.70	—	—	—
Year ended 05/31/04	7.47	(0.08)	1.89	1.81	—	—	—
For Six Months Ended 11/30/04†	9.28	(0.03)	0.82	0.79	—	—	—
International Equity Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	8.94	0.14	0.80	0.94	(0.12)	—	—
Year ended 05/31/04	9.76	0.01	2.55	2.56	(0.04)	—	—
For Six Months Ended 11/30/04†	12.28	(0.01)	1.42	1.41	(0.01)	—	—
Diversified Real Estate Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	10.72	0.33	0.73	1.06	(0.41)	—	—
Year ended 05/31/04	11.37	0.29	2.30	2.59	(0.46)	(0.06)	(0.04)
For Six Months Ended 11/30/04†	13.40	0.17	2.65	2.82	(0.19)	—	—

[1]	Commencement of Operations
[2]	Annualized
†	Unaudited

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share Outstanding Throughout the Period)

Less Dividends from:			Ratios/Supplemental Data
Total Dividends and Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver	Portfolio Turnover

$(0.0071)	$1.00	0.72%	$84	0.38%[2]	0.88%[2]	1.45%[2]	n/a
(0.0050)	1.00	0.50%	475	0.59%	0.48%	1.45%	n/a
(0.0030)	1.00	0.44%	518	0.90%[2]	0.63%[2]	1.44%[2]	n/a

(0.0073)	1.00	0.74%	1	0.38%[2]	1.05%[2]	1.50%[2]	n/a
(0.0050)	1.00	0.50%	3	0.47%	0.40%	1.44%	n/a
(0.0032)	1.00	0.46%	3	0.90%[2]	0.63%[2]	1.37%[2]	n/a

(0.0056)	1.00	0.56%	1	0.38%[2]	0.90%[2]	1.52%[2]	n/a
(0.0045)	1.00	0.45%	1	0.43%	0.45%	1.45%	n/a
(0.0020)	1.00	0.43%	1	0.90%[2]	0.44%[2]	1.44%[2]	n/a

(0.04)	15.28	11.12%	412	1.75%[2]	0.07%[2]	1.80%[2]	40.39%
(0.02)	17.76	16.39%	2,267	1.75%	(0.42)%	1.80%	38.63%
(0.01)	18.26	7.19%	2,607	1.77%[2]	0.17%[2]	1.79%[2]	22.53%

(0.02)	3.88	13.71%	1	1.75%[2]	1.01%[2]	1.81%[2]	32.17%
(0.05)	4.51	17.52%	57	1.75%	1.60%	1.85%	37.87%
(0.02)	4.75	14.49%	66	1.78%[2]	1.28%[2]	1.85%[2]	10.63%

—	5.69	14.50%	8	1.75%[2]	(0.72)%[2]	2.81%[2]	40.90%
(0.01)	6.59	15.93%	9	1.75%	(0.78)%	1.99%	49.41%
—	6.69	5.52%	15	1.78%[2]	0.09%[2]	2.01%[2]	22.28%

—	7.47	29.46%	33	2.25%[2]	(1.40)%[2]	2.70%[2]	98.94%
—	9.28	24.23%	452	2.25%	(1.40)%	2.56%	69.23%
—	10.07	11.89%	641	2.28%[2]	(1.23)%[2]	2.56%[2]	28.53%

(0.12)	9.76	10.53%	37	2.25%[2]	2.53%[2]	3.00%[2]	45.32%
(0.04)	12.28	26.39%	480	2.25%	0.45%	2.60%	91.00%
(0.01)	13.68	21.01%	627	2.28%[2]	(0.28)%[2]	2.59%[2]	27.38%

(0.41)	11.37	10.25%	155	2.05%[2]	1.04%[2]	2.14%[2]	14.84%
(0.56)	13.40	23.04%	711	2.04%	1.82%	2.04%	24.99%
(0.19)	16.03	27.50%	703	2.02%[2]	2.75%[2]	2.02%[2]	10.61%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share Outstanding Throughout the Period)

		Change in Net Assets Resulting from Operations			Less Dividends from:
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income	Net Realized Gains (Losses) on Investments
Low Duration Bond Fund Class C Shares
For Period 03/15/04 to 05/31/03[1]	$10.00	$0.01	$(0.15)	$(0.14)	$(0.01)	$—
For Six Months Ended 11/30/04†	9.85	0.03	0.01	0.04	(0.03)	—
Limited Maturity Bond Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	10.46	0.16	0.09	0.25	(0.16)	—
Year ended 05/31/04	10.55	0.19	(0.24)	(0.05)	(0.19)	—
For Six Months Ended 11/30/04†	10.31	0.10	0.01	0.11	(0.10)	—
Total Return Bond Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	9.95	0.24	0.25	0.49	(0.25)	—
Year ended 05/31/04	10.19	0.28	(0.36)	(0.08)	(0.32)	(0.05)
For Six Months Ended 11/30/04†	9.74	0.16	0.17	0.33	(0.16)	—
Maryland Tax-Exempt Bond Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	11.31	0.17	0.01	0.18	(0.17)	—
Year ended 05/31/04	11.32	0.24	(0.29)	(0.05)	(0.24)	—
For Six Months Ended 11/30/04†	11.03	0.13	0.10	0.23	(0.13)	—
Tax-Exempt Limited Maturity Bond Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	10.25	0.10	—	0.10	(0.10)	—
Year ended 05/31/04	10.25	0.11	(0.20)	(0.09)	(0.11)	—
For Six Months Ended 11/30/04†	10.05	0.05	0.04	0.09	(0.05)	—
National Tax-Exempt Bond Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	10.14	0.16	(0.02)	0.14	(0.16)	(0.08)
Year ended 05/31/04	10.04	0.24	(0.33)	(0.09)	(0.24)	—
For Six Months Ended 11/30/04†	9.71	0.12	0.12	0.24	(0.12)	—

[1]	Commencement of Operations
[2]	Annualized
[3]	Aggregate Since Inception
†	Unaudited

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share Outstanding Throughout the Period)

Less Dividends from:			Ratios/Supplemental Data
Total Dividends and Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver	Portfolio Turnover

$(0.01)	$9.85	(1.42)%[3]	$12	1.60%[2]	0.37%[2]	2.20%[2]	9.04%
(0.03)	9.86	(0.99)%	12	1.30%[2]	0.68%[2]	1.80%[2]	36.94%

(0.16)	10.55	2.41%	155	1.50%[2]	2.03%[2]	1.63%[2]	62.07%
(0.19)	10.31	(0.52)%	1,035	1.50%	1.76%	1.59%	79.96%
(0.10)	10.32	1.19%	1,019	1.53%[2]	1.99%[2]	1.57%[2]	34.39%

(0.25)	10.19	5.03%	76	1.50%[2]	2.65%[2]	1.63%[2]	108.44%
(0.37)	9.74	(0.79)%	332	1.50%	2.63%	1.61%	159.78%
(0.16)	9.91	3.49%	552	1.53%[2]	2.91%[2]	1.59%[2]	31.83%

(0.17)	11.32	1.59%	52	1.50%[2]	2.21%[2]	1.83%[2]	19.37%
(0.24)	11.03	(0.43)%	240	1.50%	2.19%	1.80%	22.74%
(0.13)	11.13	1.35%	243	1.53%[2]	2.28%[2]	1.81%[2]	3.04%

(0.10)	10.25	0.98%	1	1.50%[2]	1.51%[2]	1.91%[2]	41.77%
(0.11)	10.05	(0.91)%	123	1.50%	1.06%	1.73%	23.36%
(0.05)	10.09	(0.07)%	124	1.53%[2]	0.98%[2]	1.73%[2]	0.00%

(0.24)	10.04	1.43%	52	1.50%[2]	2.31%[2]	1.73%[2]	36.00%
(0.24)	9.71	(0.96)%	172	1.50%	2.41%	1.72%	20.38%
(0.12)	9.83	1.42%	176	1.53%[2]	2.43%[2]	1.73%[2]	0.00%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Notes to Financial Statements

(Unaudited)

1.	SIGNIFICANT ACCOUNTING POLICIES

Mercantile Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was incorporated in Maryland on March 7, 1989. The Articles of Incorporation of the Company authorize the Board of Directors to issue up to twenty billion shares, having a par value of $.001 per share. The Company is a series mutual fund which currently issues shares of common stock representing interests in twenty investment portfolios, fifteen of which are included in this report: the Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund (the “Money Market Funds”), the Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, International Equity Fund and Diversified Real Estate Fund (the “Equity Funds”), and the Low Duration Bond Fund, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund (the “Bond Funds”), (the Money Market Funds, Equity Funds and Bond Funds collectively, the “Funds,” individually, the “Fund”). The Company was formerly known as M.S.D. & T. Funds, Inc.

Each Fund is authorized to issue three classes of shares: Institutional Class Shares, Class A Shares and Class C Shares. Shares of all classes of a Fund represent equal pro rata interests in the Fund and bear the same fees and expenses, except that (i) Class A Shares of the Equity Funds and Bond Funds are subject to maximum front-end sales charges of 4.75% and 4.25%, respectively, (ii) Class C Shares of each Fund are subject to a contingent deferred sales charge of 1.00%, and (iii) Class A Shares and Class C Shares of each Fund are subject to distribution and servicing fees payable pursuant to separate Distribution and Services Plans adopted for each such class of shares. Class B Shares of each Fund were previously issued and as of February 20, 2004 Class B Shares were closed to new investors and at close of business on May 31, 2004, all outstanding Class B Shares were exchanged for Class A Shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A)	Security Valuation: Investment securities held by the Money Market Funds are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed pursuant to procedures adopted by the Company’s Board of Directors. Each Money Market Fund seeks to maintain a stable net asset value of $1.00 per share, but there can be no assurance that it will be able to do so.

Investments held by the Equity Funds and Bond Funds are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value. A security that is primarily traded on a domestic security exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System (“NASDAQ”) are valued at the NASDAQ Official Closing Price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, provided that if such securities are not traded on the valuation date, they will be valued at the preceding closing values and provided further, that when an occurrence subsequent to the time of valuation is likely to have changed the value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Company’s Board of Directors. Over-the-counter securities and securities listed or traded on foreign exchanges with operations similar to the U.S. over-the-counter market are valued at the mean of the most recent available quoted bid and ask prices in the over-the-counter market. Market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Directors, which may rely on matrix pricing systems, electronic data processing techniques and/or quoted bid and ask prices provided by investment dealers. Investments in mutual funds are valued at the closing net asset value per share on the day of valuation.

Short-term investments with maturities of 60 days or less are valued at amortized cost; which approximates fair value. The net asset value per share of the Equity Funds and Bond Funds will fluctuate as the values of their respective investment portfolios change.

B)

Security Transactions and Investment Income:    Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

1.	SIGNIFICANT ACCOUNTING POLICIES — Continued

tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund while general expenses of the Company are allocated among the Funds based on relative net assets. In addition, expenses of a Fund not directly attributable to the operations of a particular class of shares of the Fund are allocated among the separate classes based on the relative net assets of each class. Expenses directly attributable to a particular class of shares of a Fund are charged to the operations of that class.

C)	Dividends and Distributions to Shareholders: Dividends from net investment income are determined separately for each class of shares of a Fund and are declared daily and paid monthly to shareholders of the Money Market Funds and Bond Funds; are declared and paid monthly to shareholders of the Growth & Income Fund and Equity Income Fund; are declared and paid quarterly to shareholders of the Diversified Real Estate Fund; are declared and paid semi-annually to shareholders of the International Equity Fund and Equity Growth Fund; and are declared and paid annually to shareholders of the Capital Opportunities Fund. Any net realized capital gains are distributed at least annually with regard to the Money Market Funds and Bond Funds and at least semi-annually with regard to the Equity Funds. The Company intends to distribute substantially all of its investment company taxable income and any net realized capital gains in order to avoid federal income tax.

Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax resolutions.

D)	Repurchase Agreements: Each Fund except the Tax-Exempt Money Market Fund may agree to purchase portfolio securities from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price. In the case of the Prime Money Market Fund and Government Money Market Fund, collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price (including accrued interest), plus the transaction costs the Funds could expect to incur if the seller defaults, marked-to-market daily. Repurchase agreements are accounted for as collateralized financings. The policy of the Funds is to obtain possession of collateral with a market value equal to 102% of the repurchase agreement.

E)	Foreign Currency Translation: Foreign currency amounts are translated into U.S. dollars at prevailing exchange rates as follows: assets and liabilities at the rate of exchange prevailing at the end of the respective period, purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F)	Forward Foreign Currency Contracts: The International Equity Fund may enter into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. All commitments are marked-to-market daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in income as a component of realized gain or loss on foreign currency. Such contracts, which protect the value of the Fund’s investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities, but merely establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

G)	Forward Interest Rate Swap Contracts: The Bond Funds may enter into forward interest rate swap contracts in order to hedge their exposure to changes in interest rates on their debt portfolio holdings. All commitments are marked-to-market daily at the applicable interest rate and any resulting unrealized gains or losses are recorded currently. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included as unrealized gain or loss in the Statements of Operations. Such contracts, which protect the value of the Fund’s investment securities against an increase in interest rates, do not eliminate fluctuations in the underlying prices of the securities, but its characteristics are such that the contract’s price tends to move in the opposite direction of the underlying bonds in the portfolio. Also, although such contracts tend to minimize the risk of loss due to an increase in interest rates, at the same time they tend to limit any potential gain that might be realized should interest rates decrease.

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

1.	SIGNIFICANT ACCOUNTING POLICIES — Continued

H)	Interest Rate Swap Agreements: The Bond Funds may invest in interest rate swap agreements for the purpose of hedging against changes in interest rates. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statements of Operations. Net payments of interest are recorded as interest income. Entering into interest rate swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Net Assets. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates.

I)	Securities Lending: Pursuant to an agreement with Credit Suisse First Boston, New York Branch, each Fund except the Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund lends its portfolio securities to approved brokers, dealers or other financial institutions to earn additional income. Prior to the close of each business day, loans of securities are secured by collateral at least equal to 102% (105% for the International Equity Fund) of the value of the securities on loan. However, due to market fluctuations, the value of the securities on loan may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Cash collateral received in connection with securities lending is invested in certain high quality, liquid investments. Although the collateral mitigates risk; securities lending presents risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. The Comany has the right under the securities lending agreement to recover the securities from the borrower on demand.

At November 30, 2004, the cash collateral investments consisted of:

Repurchase Agreements	49%
Commercial Paper	10%
Floating Rate Notes	22%
Asset Backed Securities	16%
Liquidity Notes	3%

Total	100%

J)	International investing is subject to certain factors such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and/or differences in auditing and other financial standards.

K)	Investing in the securities of companies principally engaged in the real estate business is subject to the same risks as direct ownership of real estate, such as supply and demand for properties, the economic health of the country, different regions and local markets, and the strength of specific industries renting properties.

L)	The International Equity Fund is subject to foreign income taxes by certain countries in which it invests. Foreign income taxes are accrued by the Fund and withheld from dividend and interest income. Gains realized upon disposition of certain foreign securities held by the International Equity Fund may be subject to capital gains tax in that particular country. The tax on realized gains is paid prior to repatriation of sales proceeds. The International Equity Fund accrues a deferred tax liability for net unrealized gains on securities subject to a capital gains tax.

M)	The Capital Opportunities Fund could fluctuate in price more than most funds, due to the volatile nature of both the technology sector and stocks of smaller companies. In addition, the Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs.

N)	The Maryland Tax-Exempt Bond, Tax-Exempt Limited Maturity Bond and National Tax-Exempt Bond Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

O)	In the normal course of business the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

2.	INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

Mercantile Capital Advisors, Inc. (“Mercantile”), a wholly-owned subsidiary of Mercantile-Safe Deposit & Trust Company, provides investment advisory and administration services to each Fund pursuant to an Investment Advisory Agreement and an Administration Agreement. For its services as Advisor, Mercantile receives an advisory fee computed daily (as a percentage of average daily net assets) and payable monthly at an annual rate of:

Fund	Advisory Fee on net assets up to $1 billion	Advisory Fee on net assets over $1 billion
Prime Money Market Fund	.25%	.20%
Government Money Market Fund	.25%	.20%
Tax-Exempt Money Market Fund	.25%	.20%
Growth & Income Fund	.60%	.40%
Equity Income Fund	.60%	.40%
Equity Growth Fund	.60%	.40%
Low Duration Bond Fund	.30%	.20%
Limited Maturity Bond Fund	.35%	.20%
Total Return Bond Fund	.35%	.20%
Maryland Tax-Exempt Bond Fund	.50%	.25%
Tax-Exempt Limited Maturity Bond Fund	.50%	.25%
National Tax-Exempt Bond Fund	.50%	.25%
International Equity Fund	1.22%	1.10%
Diversified Real Estate Fund	.80%	.60%
Capital Opportunities Fund	1.30%	1.20%

Mercantile pays sub-advisory fees for the following funds to:

Sub-Advisor	Fund	Sub-Advisory Fee
Morgan Stanley Investment Management, Ltd.	International Equity Fund	0.80% 0.60% 0.50% 0.40%	On average net assets of its managed portion up to $25 million On the second $25 million On the third $25 million On net assets in excess of $75 million
Julius Baer Investment Management, Ltd.	International Equity Fund	0.80% 0.60% 0.50% 0.40%	On average net assets of its managed portion up to $20 million On the second $20 million On the next $60 million On net assets in excess of $100 million
Delaware Management Company	Capital Opportunities Fund	0.70% 0.60%	On average net assets up to $1 billion On nets assets in excess of $1 billion
Boyd Watterson Asset Management, LLC (a wholly-owned subsidiary of Mercantile-Safe Deposit and Trust Company)*	Low Duration Bond Fund Limited Maturity and Total Return Bond Funds	0.15% 0.10% 0.075%	On average net assets up to $1 billion. On nets assets in excess of $1 billion

*	The fees shall be waived proportionally subject to any management fee waivers that the Advisor has voluntarily made in order to maintain annual fees and expenses for the Funds at a certain level.

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

2.	INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS — Continued

For its services as Administrator, Mercantile receives an administration fee computed daily and payable monthly at an annual rate of .125% of the average daily net assets of each Fund (Mercantile pays sub-administration fees to BISYS Fund Services Ohio, Inc., an affiliate of the Company’s distributor). Mercantile may, at its discretion, voluntarily waive any portion of its advisory fee or its administration fee for any Fund.

Shares in each Fund are sold on a continuous basis by the Company’s distributor, Mercantile Investment Services, Inc, (the “Distributor”), an affiliate of BISYS Fund Services Inc. The Distributor receives no fee for these services. Prior to May 14, 2004, the distributor was BISYS Fund Services Limited Partnership. BISYS Fund Services Ohio, Inc., an affiliate of the Distributor, receives fees for fund accounting, blue sky and transfer agent services provided to the Funds.

The Company has adopted separate Distribution and Services Plans with respect to Class A Shares and Class C Shares of the Funds. Pursuant to the Distribution and Services Plans, the Company may pay (i) the Distributor or other persons for expenses and activities primarily intended to result in the sale of Class A Shares or Class C Shares, as the case may be, and (ii) service organizations for administrative support services provided to their customers who are the record or beneficial owners of Class A Shares or Class C Shares, as the case may be. Under the Distribution and Services Plans, payments for distribution services and expenses may not exceed 0.25% and 0.75% of the average daily net assets attributable to each Fund’s outstanding Class A Shares and Class C Shares, respectively, and payments for administrative support services may not exceed 0.25% of the average daily net assets attributable to each Fund’s outstanding Class A Shares and Class C Shares owned of record or beneficially by customers of service organizations.

Each director of the Company receives from the Company an annual fee of $9,500, and a fee of $2,000 for each in-person Board meeting attended, $1,000 for each in-person Board Committee meeting attended and $1,000 for each telephone Board or Board Committee meeting attended, and is reimbursed for all out-of-pocket expenses relating to attendance at meetings. The Chairman of the Board of Directors receives an additional fee of $7,500 for his services in this capacity.

3.	NET ASSETS

At November 30, 2004, net assets consisted of the following:

	Prime Money Market Fund	Government Money Market Fund	Tax-Exempt Money Market Fund	Growth & Income Fund	Equity Income Fund
Capital Paid-In
Institutional Shares	$705,111,673	$396,883,738	$219,317,090	$373,516,087	$75,987,908
Class A Shares	82,178,974	2,074,892	9,978,296	5,666,016	339,434
Class C Shares	518,280	3,023	1,012	2,298,713	62,908
Accumulated Realized Gain (Loss) on Investments and Foreign Currency	(34,920)	(2,291)	(71,199)	(854,339)	(3,670,572)
Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	—	—	—	83,355,055	19,411,507
Undistributed Net Investment Income (Distribution in Excess of Net Investment Income)	—	—	—	1,913,565	421,890

Net Assets	$787,774,007	$398,959,362	$229,225,199	$465,895,097	$92,553,076

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

3.	NET ASSETS — Continued

	Equity Growth Fund	Capital Opportunities Fund	International Equity Fund	Diversified Real Estate Fund	Low Duration Bond Fund
Capital Paid-In
Institutional Shares	$55,058,601	$144,272,704	$340,000,727	$132,137,644	$30,880,879
Class A Shares	240,527	1,104,991	1,270,423	1,577,810	80,509
Class C Shares	13,473	534,164	501,337	518,610	11,753
Accumulated Realized Gain (Loss) on Investments and Foreign Currency	(29,279,567)	444,143	(6,964,779)	5,698,846	(398,194)
Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	5,778,144	36,765,061	72,850,318	55,664,470	(367,087)
Undistributed Net Investment Income (Distribution in Excess of Net Investment Income)	147,851	(211,808)	724,450	1,064,690	—

Net Assets	$31,959,028	$182,909,255	$408,382,476	$196,662,070	$30,207,860

	Limited Maturity Bond Fund	Total Return Bond Fund	Maryland Tax-Exempt Bond Fund	Tax-Exempt Limited Maturity Bond Fund	National Tax-Exempt Bond Fund
Capital Paid-In
Institutional Class	$170,534,948	$125,858,625	$55,556,323	$128,864,888	$125,234,246
Class A Shares	2,970,070	1,008,675	1,241,623	477,395	268,240
Class C Shares	1,029,135	556,084	244,808	125,884	178,321
Accumulated Realized Gain (Loss) on Investments	(820,227)	1,027,838	(602,703)	(247,678)	(1,007,891)
Net Unrealized Appreciation (Depreciation) on Investments	351,390	1,072,987	2,303,653	772,386	6,020,182
Undistributed Net Investment Income (Distribution in Excess of Net Investment Income)	(2,275)	(250,384)	—	—	—

Net Assets	$174,063,041	$129,273,825	$58,743,703	$129,992,875	$130,693,097

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

4.	FORWARD FOREIGN CURRENCY CONTRACTS

A summary of forward foreign currency contracts in the International Equity Fund which were outstanding at November 30, 2004 is as follows:

Settlement Dates	Sell	Buy	Net Unrealized Appreciation/ (Depreciation)
12/01/2004	EUR 12,743	USD 16,936	$(1)
12/02/2004	EUR 7,538	USD 10,005	$(13)
12/02/2004	YEN 25,599,132	USD 247,623	$(1,409)
12/02/2004	USD 68,355	YEN 7,052,890	$256
12/03/2004	USD 304,102	EUR 227,791	$(1,356)
12/03/2004	USD 66,785	SEK 446,610	$(413)
01/06/2005	USD 2,260,746	BPS 1,231,900	$87,470
01/24/2005	BPS 4,300,000	EUR 6,137,202	$(29,579)
01/24/2005	BPS 8,992,406	YEN 967,427,500	$(72,628)

			$(17,673)

Currency Legend

BPS	British Pound
EUR	Euro
SEK	Swedish Krone
USD	US Dollar
YEN	Japanese Yen

5.	SECURITIES LENDING

At November 30, 2004, the value of securities loaned and collateral was as follows:

	Market Value of Securities Loaned	Value of Collateral
Prime Money Market Fund	$38,644,165	$39,395,625
Government Money Market Fund	61,192,018	62,416,875
Growth & Income Fund	67,195,889	68,823,482
Diversified Real Estate Fund	29,850,574	30,561,375
Equity Growth Fund	4,151,494	4,254,319
Equity Income Fund	8,923,637	9,157,466
Capital Opportunities Fund	13,424,385	13,911,575
International Equity Fund	22,399,289	23,540,699
Limited Maturity Bond Fund	38,008,119	38,922,163
Total Return Bond Fund	18,885,987	19,329,056

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

6.	PURCHASES & SALES OF SECURITIES

For the six months ended November 30, 2004, total aggregate purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales
Growth & Income Fund	$103,659,646	$122,032,403	$—	$—
Equity Income Fund	9,776,929	9,197,394	—	—
Equity Growth Fund	6,890,879	8,176,275	—	—
Capital Opportunities Fund	56,463,703	44,186,746	—	—
International Equity Fund	154,985,954	90,032,348	—	—
Diversified Real Estate Fund	18,045,676	21,028,087	—	—
Low Duration Bond Fund	1,797,443	7,532,121	9,227,305	14,742,461
Limited Maturity Bond Fund	12,674,862	23,123,105	36,409,447	34,589,739
Total Return Bond Fund	5,858,054	19,273,680	31,105,251	32,625,760
Maryland Tax-Exempt Bond Fund	1,744,058	5,792,580	—	—
Tax-Exempt Limited Maturity Bond Fund	—	20,060,831	—	—
National Tax-Exempt Bond Fund	—	16,298,485	—	—

7.	CAPITAL LOSS CARRYOVERS

At May 31, 2004, the following Funds had capital loss carryovers:

Expiration date 5/31	2005	2006	2007	2008	2009	2010	2011	2012	TOTAL
Prime Money Market	(5,370)	(29,550)	—	—	—	—	—	—	(34,920)
Government Money Market	—	—	—	—	—	(2,291)	—	—	(2,291)
Tax-Exempt Money Market	—	(1,854)	—	(6,309)	—	—	—	(62,963)	(71,126)
Growth & Income	—	—	—	—	—	(9,364,909)	(4,299,511)	(2,681,655)	(16,346,075)
Equity Income	—	—	—	—	—	—	(3,491,270)	—	(3,491,270)
Equity Growth	—	—	—	—	—	(5,204,436)	(24,006,173)	(754,088)	(29,964,697)
Capital Opportunities	—	—	—	—	—	—	(2,632,228)	—	(2,632,228)
International Equity	—	—	—	—	—	(3,940,924)	(4,007,744)	—	(7,948,668)
Low Duration Bond Fund	—	—	—	—	—	—	—	(57,241)	(57,241)
Limited Maturity Bond	—	—	—	—	—	—	(730,780)	—	(730,780)
Maryland Tax-Exempt Bond	—	—	—	(23,681)	(118,008)	—	—	(648,503)	(790,192)
Tax-Exempt Limited Maturity Bond	—	—	—	—	(3,899)	—	—	(557,965)	(561,864)
National Tax-Exempt Bond	—	—	—	—	—	—	—	(1,570,843)	(1,570,843)

The capital loss carryovers are available to offset possible future capital gains, if any, of the respective Funds.

During the year ended May 31, 2004, the following funds utilized capital loss carryforwards to offset capital gains realized.

Capital Opportunities Fund	$6,948,265
Equity Income Fund	$5,054,104
International Equity Fund	$11,927,109
Limited Maturity Bond Fund	$657,123

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

8.	LINE OF CREDIT

The Company has established a line of credit with Fifth Third Bank. The line of credit, which is in an uncommitted aggregate amount of $25 million, may be accessed by the Funds for temporary or emergency purposes only. Each Fund may borrow up to 10% of its respective net assets. If a Fund’s borrowings under the line of credit exceed 5% of its net assets, that Fund may not purchase additional securities. Borrowings under the line of credit bear interest at the overnight Federal Funds rate plus .50% per annum. At November 30, 2004, the Funds had no outstanding borrowings under the line of credit. During the six months ended November 30, 2004, the following Funds borrowed amounts and paid interest as noted in the table below.

	Range of Borrowings	Interest Paid	Weighted Average Interest Rate
Government Money Market Fund	$ 600,000	$20	1.20%
Growth & Income Fund	$2,760,797—$2,809,656	$783	2.52%
Capital Opportunities Fund	$258,544—$ 820,920	$52	1.00%
International Equity Fund	$5,612,028	$203	1.30%

9.	FORWARD AGREEMENTS TO ENTER INTO AN INTEREST RATE SWAP

The following is a summary of open forward agreements to enter into an interest rates swap contract as of November 30, 2004.

	Notional Amount	Description	Unrealized Appreciation (Depreciation)
Maryland Tax-Exempt Bond Fund	$8,500,000	Forward agreement to enter into an interest rate swap contract with JP Morgan terminating 02/01/2025 to pay BMA-Muni Swap Index quarterly and to receive a fixed rate of 4.248% semi-annually.	$1,902
Tax-Exempt Limited Maturity Bond Fund	$19,000,000	Forward agreement to enter into an interest rate swap contract with JP Morgan terminating 02/01/2015 to pay BMA-Muni Swap Index quarterly and to receive a fixed rate of 3.752% semi-annually.	$(10,049)
National Tax-Exempt Bond Fund	$19,500,000	Forward agreement to enter into an interest rate swap contract with JP Morgan terminating 02/01/2025 to pay BMA-Muni Swap Index quarterly and to receive a fixed rate of 4.2487% semi-annually.	$4,367

IMPORTANT TAX INFORMATION

(Unaudited)

During the calendar year ended December 31, 2004, the distributions paid by the Funds were derived from the following:

	Net Investment Income and Short- Term Capital Gains (taxable as ordinary income)	Exempt Interest Dividends (excludable from gross income for Federal income tax purposes)	Long-Term Capital Gains
Prime Money Market	100.0%	0.0%	0.0%
Government Money Market	100.0%	0.0%	0.0%
Tax-Exempt Money Market	0.0%	100.0%	0.0%
Growth & Income	100.0%[1,2]	0.0%	0.0%
Equity Income	100.0%[1,2]	0.0%	0.0%
Equity Growth	100.0%[1,2]	0.0%	0.0%
International Equity	100.0%[2,3]	0.0%	0.0%
Limited Maturity Bond	100.0%	0.0%	0.0%
Total Return Bond	90.7%	0.0%	9.3%
Maryland Tax-Exempt Bond	0.0%	100.0%	0.0%
Intermediate Tax-Exempt Bond	0.0%	100.0%	0.0%
National Tax-Exempt Bond	0.0%	100.0%	0.0%

[1]	100% of distributions derived from net investment income and short-term capital gains qualify for the dividends received deduction available to corporate shareholders.
[2]	Beginning with the 2003 tax year, a lower dividend rate of 15% may apply to qualified dividends. Some of the dividends in this column may qualify for this favorable treatment. This information will be reported on Box 1b of your 1099-DIV that mails in late January.
[3]	The foreign taxes paid or withheld per share represent taxes incurred by the International Equity Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. See following page. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid. Remember, you should not prepare your taxes until you receive all your official tax forms.

CAPITAL GAIN DISTRIBUTIONS

During the calendar year ending December 31, 2004, the Mercantile Funds distributed capital gains to shareholders of the Diversified Real Estate and Total Return Bond Funds on December 14, 2004. The Securities and Exchange Commission requires mutual funds to disclose to shareholders the composition of the capital gain distribution. The figures listed below may differ from those cited elsewhere in the report due to differences in the calculation of income and gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes. Pursuant to this requirement, these percentages are listed below:

	Short-Term	Long-Term
Diversified Real Estate Fund	24.27%	75.73%
Total Return Bond Fund	14.46%	85.54%

Short-term capital gain distributions are taxable to you as ordinary income. Long-term capital gain distributions are taxable to you as long term capital gains.

IMPORTANT TAX INFORMATION — Continued

(Unaudited)

Income by Country for the Mercantile International Equity Fund

Calendar Year Ended December 31, 2004

	Percentage of Gross Income:	Percentage of Taxes Paid:
Argentina	0.00%	0.00%
Australia	3.65	1.14
Austria	0.79	1.00
Belgium	0.35	0.53
Brazil	0.32	0.02
Canada	0.51	0.77
Czech Republic	1.29	1.95
Denmark	0.06	0.03
Finland	0.98	1.42
France	8.37	7.33
Germany	1.51	2.20
Greece	0.08	0.00
Hong Kong	0.02	0.00
Hungary	1.95	1.55
India	0.16	0.75
Indonesia	0.31	0.00
Ireland	0.41	0.33
Italy	7.16	10.32
Japan	8.15	5.62
Korea	0.41	0.00
Mexico	0.18	0.00
Netherlands	11.25	16.28
New Zealand	1.21	1.53
Norway	0.69	1.00
Philippines	0.02	0.05
Poland	0.50	0.79
Portugal	0.10	0.14
Romania	0.12	0.12
Russia	0.03	0.00
South Africa	0.06	0.00
Spain	1.11	1.66
Sweden	1.42	0.84
Switzerland	5.00	6.42
Taiwan	1.00	0.00
Turkey	0.54	0.08
United Kingdom	36.03	36.13
United States	3.74	0.00
Venezuela	0.52	0.00

TOTAL	100.00%	100.00%

Foreign taxes withheld as of December 31, 2004 were $849,557 or 30.99% of distributed income.

IMPORTANT TAX INFORMATION — Continued

(Unaudited)

Income by State for the Mercantile Funds

Calendar Year Ended December 31, 2004

	Tax-Exempt Money Market Fund Income %	Maryland Tax-Exempt Bond Fund Income %	National Tax-Exempt Bond Fund Income %	Tax-Exempt Limited Maturity Bond Fund Income %
State & Territory
Alabama	0.47%	0.00%	2.00%	1.03%
Alaska	1.19	0.00	0.00	0.00
Arkansas	0.00	0.00	2.78	1.08
Arizona	2.99	0.00	0.73	2.52
California	5.47	0.00	1.77	0.00
Colorado	0.87	0.00	7.88	3.14
Connecticut	1.70	0.00	0.25	4.79
District of Columbia	2.60	2.58	0.00	0.00
Florida	5.55	0.00	4.14	7.98
Georgia	0.47	0.00	7.11	3.33
Hawaii	0.00	0.00	0.00	0.59
Illinois	3.56	0.00	1.48	3.17
Indiana	2.94	0.00	0.00	0.98
Kansas	0.00	0.00	2.86	2.58
Kentucky	0.00	0.00	0.00	2.30
Louisiana	0.65	0.00	2.06	0.67
Maryland	10.35	94.74	3.28	5.28
Massachusetts	3.95	0.00	9.57	2.34
Michigan	1.76	0.00	2.17	2.94
Minnesota	5.23	0.00	0.66	0.53
Missouri	0.83	0.00	2.12	0.40
Nebraska	0.00	0.00	0.00	1.22
Nevada	0.00	0.00	0.00	0.39
New Jersey	0.65	0.00	5.77	8.31
New Mexico	0.83	0.00	0.00	0.00
New York	8.34	0.00	2.09	0.00
North Carolina	6.55	0.00	0.00	1.95
Ohio	2.53	0.00	5.00	8.94
Oklahoma	0.45	0.00	0.00	1.54
Oregon	1.14	0.00	5.55	0.00
Pennsylvania	4.30	0.00	13.06	9.56
Puerto Rico	0.68	2.68	3.03	1.77
Rhode Island	0.00	0.00	2.34	0.00
South Carolina	4.40	0.00	1.91	0.38
Tennessee	0.95	0.00	0.00	2.58
Texas	9.84	0.00	4.53	3.59
Utah	0.64	0.00	0.00	0.89
Virginia	7.08	0.00	3.91	4.70
Washington	0.61	0.00	0.00	3.47
West Virginia	0.00	0.00	0.00	0.46
Wisconsin	0.45	0.00	1.97	4.03
Wyoming	0.00	0.00	0.00	0.60

Total	100.00%	100.00%	100.00%	100.00%

IMPORTANT TAX INFORMATION — Continued

(Unaudited)

Assets Held by State

As of Year Ended December 31, 2004

	Tax-Exempt Money Market Fund	Maryland Tax-Exempt Bond Fund	Tax-Exempt Limited Maturity Bond Fund	National Tax-Exempt Bond Fund
Alabama	0.75%	0.00%	1.21%	2.05%
Alaska	1.43	0.00	0.00	0.00
Arizona	3.81	0.00	0.94	1.02
Arkansas	0.00	0.00	2.01	2.89
California	4.61	0.00	0.00	1.82
Colorado	0.00	0.00	2.80	6.25
Connecticut	2.05	0.00	3.57	0.00
District Of Columbia	3.84	2.73	0.00	0.00
Florida	6.71	0.00	8.80	2.75
Georgia	0.00	0.00	2.53	6.97
Hawaii	0.00	0.00	0.86	0.00
Illinois	1.82	0.00	1.44	1.39
Indiana	0.33	0.00	1.11	0.00
Kansas	0.00	0.00	1.39	3.04
Kentucky	0.00	0.00	2.09	0.00
Louisiana	0.74	0.00	0.00	2.05
Maryland	10.60	89.91	2.43	3.65
Massachusetts	4.32	0.00	3.08	8.27
Michigan	2.38	0.00	2.74	3.71
Minnesota	5.43	0.00	0.99	0.00
Missouri	0.80	0.00	0.00	2.24
Nevada	0.00	0.00	0.85	0.00
New Jersey	0.00	0.00	7.30	5.31
New York	7.38	0.00	0.00	1.76
North Carolina	8.15	0.00	1.75	0.00
Ohio	2.03	0.00	9.17	4.78
Oklahoma	0.93	0.00	0.90	0.00
Oregon	1.24	0.00	0.00	5.37
Pennsylvania	2.24	0.00	10.97	14.00
Puerto Rico	0.00	3.40	0.00	3.57
Rhode Island	0.00	0.00	0.00	2.17
South Carolina	1.35	0.00	0.00	2.22
Tennessee	1.44	0.00	1.77	0.00
Texas	11.67	0.00	4.34	4.81
Utah	3.57	0.00	1.69	0.00
Virginia	9.88	0.00	8.82	3.50
Washington	0.00	0.00	4.87	0.00
West Virginia	0.00	0.00	0.88	0.00
Wisconsin	0.50	0.00	1.72	1.87
Wyoming	0.00	0.00	1.61	0.00
Other Mutual Funds	0.00	3.96	5.37	2.54

Total	100.00%	100.00%	100.00%	100.00%

IMPORTANT TAX INFORMATION — Continued

(Unaudited)

Mercantile Funds that Hold U.S. Government Obligations

FUND	PERCENTAGE OF INCOME DERIVED FROM U.S. GOVERNMENT SECURITIES DURING 2004
Prime Money Market Fund	6.58%
Government Money Market Fund	35.80%
Capital Opportunities Fund	1.56%
Low Duration Bond Fund	33.04%
Limited Maturity Bond Fund	15.79%
Total Return Bond Fund	7.92%

FUND	PERCENTAGE OF ASSETS FROM U.S. GOVERNMENT SECURITIES As of 12/31/04
Prime Money Market Fund	3.3%
Government Money Market Fund	32.8%
Capital Opportunities Fund	0.0%
Low Duration Bond Fund	38.9%
Limited Maturity Bond Fund	22.5%
Total Return Bond Fund	8.3%

Mercantile Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of the Mercantile Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Mercantile Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2004 through November 30, 2004.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 6/1/04	Ending Account Value 11/30/04	Expense Paid During Period* 6/1/04 - 11/30/04	Expense Ratio During Period** 6/1/04 - 11/30/04
Prime Money Market Fund
Institutional Shares	$1,000.00	$1,005.60	$2.01	0.40%
Class A Shares	1,000.00	1,003.00	4.52	0.90%
Class C Shares	1,000.00	1,003.00	4.52	0.90%
Government Money Market Fund
Institutional Shares	1,000.00	1,005.40	2.01	0.40%
Class A Shares	1,000.00	1,002.90	4.52	0.90%
Class C Shares	1,000.00	1,003.20	4.27	0.90%
Tax-Exempt Money Market Fund
Institutional Shares	1,000.00	1,004.30	2.01	0.40%
Class A Shares	1,000.00	1,001.80	4.52	0.90%
Class C Shares	1,000.00	1,002.20	4.52	0.90%
Growth & Income Fund
Institutional Shares	1,000.00	1,034.20	3.93	0.77%
Class A Shares	1,000.00	1,031.60	6.47	1.27%
Class C Shares	1,000.00	1,028.60	9.00	1.77%
Equity Income Fund
Institutional Shares	1,000.00	1,062.80	4.03	0.78%
Class A Shares	1,000.00	1,060.30	6.61	1.28%
Class C Shares	1,000.00	1,057.80	9.18	1.78%
Equity Growth Fund
Institutional Shares	1,000.00	1,021.90	3.95	0.78%
Class A Shares	1,000.00	1,018.10	6.48	1.28%
Class C Shares	1,000.00	1,015.20	8.99	1.78%
Capital Opportunities Fund
Institutional Shares	1,000.00	1,091.00	6.66	1.28%
Class A Shares	1,000.00	1,088.60	9.27	1.78%
Class C Shares	1,000.00	1,085.10	11.87	2.28%
International Equity Fund
Institutional Shares	1,000.00	1,119.50	6.75	1.28%
Class A Shares	1,000.00	1,115.70	9.39	1.78%
Class C Shares	1,000.00	1,114.50	12.03	2.28%
Diversified Real Estate Fund
Institutional Shares	1,000.00	1,218.00	5.67	1.02%
Class A Shares	1,000.00	1,215.00	8.44	1.52%
Class C Shares	1,000.00	1,212.30	11.20	2.02%

Mercantile Funds, Inc.

Shareholder Expenses — Continued

(Unaudited)

	Beginning Account Value 6/1/04	Ending Account Value 11/30/04	Expense Paid During Period* 6/1/04 - 11/30/04	Expense Ratio During Period** 6/1/04 - 11/30/04
Low Duration Bond Fund
Institutional Shares	$1,000.00	$1,007.80	$3.12	0.63%
Class A Shares	1,000.00	1,005.50	4.37	0.88%
Class C Shares	1,000.00	1,004.40	6.53	1.30%
Limited Maturity Bond Fund
Institutional Shares	1,000.00	1,017.10	2.63	0.53%
Class A Shares	1,000.00	1,014.50	5.15	1.03%
Class C Shares	1,000.00	1,011.00	7.66	1.53%
Total Return Bond Fund
Institutional Shares	1,000.00	1,039.60	2.71	0.53%
Class A Shares	1,000.00	1,038.00	5.26	1.03%
Class C Shares	1,000.00	1,034.40	7.80	1.53%
Maryland Tax-Exempt Bond Fund
Institutional Shares	1,000.00	1,024.90	2.69	0.53%
Class A Shares	1,000.00	1,022.30	5.22	1.03%
Class C Shares	1,000.00	1,020.70	7.75	1.53%
Tax-Exempt Limited Maturity Bond Fund
Institutional Shares	1,000.00	1,014.00	2.68	0.53%
Class A Shares	1,000.00	1,012.40	5.20	1.03%
Class C Shares	1,000.00	1,008.90	7.71	1.53%
National Tax-Exempt Bond Fund
Institutional Shares	1,000.00	1,028.80	2.70	0.53%
Class A Shares	1,000.00	1,026.20	5.23	1.03%
Class C Shares	1,000.00	1,024.80	7.77	1.53%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Mercantile Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/04	Ending Account Value 11/30/04	Expense Paid During Period* 6/1/04 - 11/30/04	Expense Ratio During Period** 6/1/04 - 11/30/04
Prime Money Market Fund
Institutional Shares	$1,000.00	$1,023.06	$2.03	0.40%
Class A Shares	1,000.00	1,020.56	4.56	0.90%
Class C Shares	1,000.00	1,020.56	4.56	0.90%
Government Money Market Fund
Institutional Shares	1,000.00	1,023.06	2.03	0.40%
Class A Shares	1,000.00	1,020.56	4.56	0.90%
Class C Shares	1,000.00	1,020.81	4.31	0.90%
Tax-Exempt Money Market Fund
Institutional Shares	1,000.00	1,023.06	2.03	0.40%
Class A Shares	1,000.00	1,020.56	4.56	0.90%
Class C Shares	1,000.00	1,020.56	4.56	0.90%

Mercantile Funds, Inc.

Shareholder Expenses — Continued

(Unaudited)

	Beginning Account Value 6/1/04	Ending Account Value 11/30/04	Expense Paid During Period* 6/1/04 - 11/30/04	Expense Ratio During Period** 6/1/04 - 11/30/04
Growth & Income Fund
Institutional Shares	$1,000.00	$1,021.21	$3.90	0.77%
Class A Shares	1,000.00	1,018.70	6.43	1.27%
Class C Shares	1,000.00	1,016.19	8.95	1.77%
Equity Income Fund
Institutional Shares	1,000.00	1,021.16	3.95	0.78%
Class A Shares	1,000.00	1,018.65	6.48	1.28%
Class C Shares	1,000.00	1,016.14	9.00	1.78%
Equity Growth Fund
Institutional Shares	1,000.00	1,021.16	3.95	0.78%
Class A Shares	1,000.00	1,018.65	6.48	1.28%
Class C Shares	1,000.00	1,016.14	9.00	1.78%
Capital Opportunities Fund
Institutional Shares	1,000.00	1,018.70	6.43	1.28%
Class A Shares	1,000.00	1,016.19	8.95	1.78%
Class C Shares	1,000.00	1,013.69	11.46	2.28%
International Equity Fund
Institutional Shares	1,000.00	1,018.70	6.43	1.28%
Class A Shares	1,000.00	1,016.19	8.95	1.78%
Class C Shares	1,000.00	1,013.69	11.46	2.28%
Diversified Real Estate Fund
Institutional Shares	1,000.00	1,019.95	5.16	1.02%
Class A Shares	1,000.00	1,017.45	7.69	1.52%
Class C Shares	1,000.00	1,014.94	10.20	2.02%
Low Duration Bond Fund
Institutional Shares	1,000.00	1,021.96	3.14	0.63%
Class A Shares	1,000.00	1,020.71	4.41	0.88%
Class C Shares	1,000.00	1,018.55	6.58	1.30%
Limited Maturity Bond Fund
Institutional Shares	1,000.00	1,022.46	2.64	0.53%
Class A Shares	1,000.00	1,019.95	5.16	1.03%
Class C Shares	1,000.00	1,017.45	7.69	1.53%
Total Return Bond Fund
Institutional Shares	1,000.00	1,022.41	2.69	0.53%
Class A Shares	1,000.00	1,019.90	5.22	1.03%
Class C Shares	1,000.00	1,017.40	7.74	1.53%
Maryland Tax-Exempt Bond Fund
Institutional Shares	1,000.00	1,022.41	2.69	0.53%
Class A Shares	1,000.00	1,019.90	5.22	1.03%
Class C Shares	1,000.00	1,017.40	7.74	1.53%
Tax-Exempt Limited Maturity Bond Fund
Institutional Shares	1,000.00	1,022.41	2.69	0.53%
Class A Shares	1,000.00	1,019.90	5.22	1.03%
Class C Shares	1,000.00	1,017.40	7.74	1.53%
National Tax-Exempt Bond Fund
Institutional Shares	1,000.00	1,022.41	2.69	0.53%
Class A Shares	1,000.00	1,019.90	5.22	1.03%
Class C Shares	1,000.00	1,017.40	7.74	1.53%

Mercantile Funds, Inc.

Supplemental Shareholder Information

The following graphs supplement the information published in the Mercantile Funds Annual Report dated May 31, 2004. The Annual Report contains the growth of a $10,000 investment in each Fund’s Institutional Share Class against the Fund’s benchmark index. Here, we present the growth of a $10,000 investment in each Fund’s Class A, Class B and Class C Shares against the Fund’s benchmark index.

When viewing these graphs, please keep in mind the following:

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graphs illustrate the total return of the Fund’s Class A and Class C Shares against Fund’s benchmark index since inception (9/30/02) and the Fund’s Class B Shares against the Fund’s benchmark index since inception (12/31/02). The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Class A returns include the Fund’s maximum sales charge of 4.75%. Class B returns include the effect of the Fund’s CDSC which declines from 4.5% the first year to 0% after six years. On May 31, 2004, Class B Shares were closed and shareholders converted to Class A Shares. Class C returns include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Supplemental Shareholder Information is not a part of the Semi-Annual Report to Shareholders

See Glossary of Index Definitions on page xxviii

Mercantile Funds, Inc.

Supplemental Shareholder Information

Supplemental Shareholder Information is not a part of the Semi-Annual Report to Shareholders

See Glossary of Index Definitions on page xxviii

Mercantile Funds, Inc.

Supplemental Shareholder Information

Supplemental Shareholder Information is not a part of the Semi-Annual Report to Shareholders

See Glossary of Index Definitions on page xxviii

Mercantile Funds, Inc.

Supplemental Shareholder Information

Supplemental Shareholder Information is not a part of the Semi-Annual Report to Shareholders

See Glossary of Index Definitions on page xxviii

Mercantile Funds, Inc.

Supplemental Shareholder Information

Supplemental Shareholder Information is not a part of the Semi-Annual Report to Shareholders

See Glossary of Index Definitions on page xxviii

Mercantile Funds, Inc.

Supplemental Shareholder Information

Supplemental Shareholder Information is not a part of the Semi-Annual Report to Shareholders

See Glossary of Index Definitions on page xxviii

Mercantile Funds, Inc.

Supplemental Shareholder Information

Supplemental Shareholder Information is not a part of the Semi-Annual Report to Shareholders

See Glossary of Index Definitions on page xxviii

Mercantile Funds, Inc.

Supplemental Shareholder Information

Supplemental Shareholder Information is not a part of the Semi-Annual Report to Shareholders

See Glossary of Index Definitions on page xxviii

Mercantile Funds, Inc.

Supplemental Shareholder Information

Supplemental Shareholder Information is not a part of the Semi-Annual Report to Shareholders

See Glossary of Index Definitions on page xxviii

Mercantile Funds, Inc.

Supplemental Shareholder Information

Supplemental Shareholder Information is not a part of the Semi-Annual Report to Shareholders

See Glossary of Index Definitions on page xxviii

Mercantile Funds, Inc.

Supplemental Shareholder Information

Supplemental Shareholder Information is not a part of the Semi-Annual Report to Shareholders

See Glossary of Index Definitions on page xxviii

Mercantile Funds, Inc.

Supplemental Shareholder Information

Supplemental Shareholder Information is not a part of the Semi-Annual Report to Shareholders

See Glossary of Index Definitions on page xxviii

Mercantile Funds, Inc.

Supplemental Shareholder Information

In addition, a printing error skewed the graph of the Equity Growth Fund in the Annual Report. For clarity, the graph is restated here.

Supplemental Shareholder Information is not a part of the Semi-Annual Report to Shareholders

See Glossary of Index Definitions on page xxviii

For more information

Proxy Voting Policies and Procedures

The company’s proxy voting policies are available, without charge, (i) through the company’s website www.mercantilefunds.com and (ii) by visiting the SEC’s website at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q’s are available on the SEC’s website at www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, DC. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

Investment Advisor and Administrator:

MERCANTILE CAPITAL ADVISORS, INC.

Baltimore, Maryland

Custodian:

The Fifth Third Bank

Cincinnati, Ohio

Transfer Agent:

BISYS Fund Services

Columbus, Ohio

Distributor:

Mercantile Investment Services, Inc.

Boston, Massachusetts

This report is submitted for the general information of the shareholders of the Mercantile Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by current Prospectuses for the funds which contain certain information concerning the fund’s investment policies and expenses as well as other pertinent information.

Shares of the Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by Mercantile-Safe Deposit and Trust Company, its parent company or its affiliates and are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves investment risks, including possible loss of principal.

Item 2.	Code of Ethics.

Not required in this filing.

Item 3.	Audit Committee Financial Expert.

Not required in this filing.

Item 4.	Principal Accountant Fees and Services.

Not required in this filing.

Items 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.	Submission of Matters to a Vote of Security Holders.

The Company has not been required to disclose its procedures by which shareholders may recommend nominees to the Board or if it had no procedures, the bases for the Board determining that no procedures were necessary. This Item is, therefore, not applicable.

Item 10.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively, to ensure that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) At the date of filing this Form N-CSR, there were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 11.	Exhibits.

Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mercantile Funds, Inc.

By:	/s/ Kevin A. McCreadie
Kevin A. McCreadie, President Principal Executive Officer

Date: January 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin A. McCreadie
Kevin A. McCreadie, President Principal Executive Officer

Date: January 28, 2005

By:	/s/ Bonnie C. Railey
Bonnie C. Railey, Treasurer Principal Financial Officer

Date: January 28, 2005